                              AmSouth Mutual Funds

                               Semi-annual Report

                                January 31, 1999








           AMSOUTH                               [LOGO OF AMSOUTH APPEARS HERE]
         MUTUAL FUNDS                                      AMSOUTH BANK
                                                         Investment Advisor
BISYS Fund Services, Distributor


                               Not FDIC Insured

                               Table of Contents

                Message From the Chairman and Investment Advisor
                                     Page 1

                      Statements of Assets and Liabilities
                                    Page 31

                            Statements of Operations
                                    Page 35

                      Statements of Changes in Net Assets
                                    Page 39

                       Schedules of Portfolio Investments
                                    Page 45

                         Notes to Financial Statements
                                    Page 92

                              Financial Highlights
                                    Page 104

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 The AmSouth Mutual Funds, like all mutual funds, are NOT FDIC INSURED nor insured by any other agency and are not obligations or deposits of, or endorsed or guaranteed by, AmSouth Bank or any of its affiliates. Investment products involve investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

                               Message From the Chairman and Investment Advisor
Dear Shareholders:

We are pleased to send you this semi-annual report for the six-month period ended January 31, 1999. This period was marked by an extraordinary series of events, unsettling volatility in the financial markets and positive returns for both stocks and bonds.

During the period, we introduced three additional funds to the AmSouth family of funds. One is the Institutional Prime Obligations Fund--a money market vehicle designed to meet the short-term cash management needs of banks and other financial entities, corporations and institutional clients.

We also introduced the Select Equity and the Enhanced Market Funds, both subadvised by OakBrook Investments, LLC. These Funds give you an additional array of equity investment opportunities.

With the Select Equity Fund, the OakBrook team concentrates on a relatively small number of stocks, generally 25 or less, of companies with dominant market positions in their respective industries. With the Enhanced Market Fund, the investment advisor uses a proprietary model, based on a unique quantitative approach, to pinpoint those stocks within the Standard & Poor's 500 Stock Index/1/ that could outperform the market. We believe investors with long-term horizons and adequate tolerance for risk should consider the Select Equity and Enhanced Market Funds for their portfolios.

Stocks Plunged, Then Recovered Mightily
For stocks, the period began on an ominous note. First, there was lingering concern about the ongoing situations in Asia, followed by Russia's default on a $40 billion debt that was held mostly by Western banks. Fears over global credit pressures followed, along with volatility in bond markets around the world and the near collapse of a highly leveraged hedge fund holding billions of dollars of paper losses in its portfolio. Equity investors, clearly concerned with these occurrences, began to flee from all manner of stocks, helping to cause the market to tumble quickly.

The Federal Reserve Board (Fed) lowered the Fed Funds Rate--the interest rate banks charge for overnight loans--three times during autumn, a decision that caught many investors unaware. With the market flooded with liquidity, investors returned, and stocks regained their upward momentum. It was truly one of the quickest and most powerful turnarounds in history.

As 1998 came to a close, stocks posted a fourth straight year of double-digit gains. The Dow Jones Industrial Average/2/ ended the year with a gain of 16%, while the S&P 500 and the Nasdaq Composite Index/3/ ended the year with gains of 26.7% and 39.6%, respectively. During January 1999, stocks maintained their positive posture, and the tech-heavy Nasdaq surged into record territory.

Bonds Also Delivered Handsome Gains
The Fed's decision to lower interest rates certainly did not hinder the performance of fixed-income investments. Across the yield curve, bonds posted solid returns. Considering that inflation remained remarkably low, fixed-income returns were very generous by historical standards.

Bonds also proved, once again, to be good investments in times of uncertainty in the equity market. When stocks fell apart in late summer, bondholders were comforted by their relative stability and steady yields.

Our Outlook: Wary, but Optimistic
As we look ahead, we are confronted by a vast number of conflicting circumstances. From our perspective, the world's economy is uncertain. Asia has shown only a mild recovery; Russia remains unstable; and the contagion that began in the Far East now seems to have infected South America. Closer to home, the fundamental valuations of stocks are high, leaving them susceptible to even the slightest shocks.

The U.S. economy remains amazingly resilient and strong. We are experiencing low inflation and steady growth, even if that growth is not as robust as it was last year. The most recent data reveals few factors, if any, that could derail our economy in the near future.

We remain neutral about the relative strengths of stocks and bonds. In recent years, the stock market has rebounded and continues to rise. Bonds could benefit from the current environment of stable-to-lower interest rates and declining inflation.

On the following pages, we have included the Schedules of Portfolio Investments for the AmSouth Mutual Funds and a report for each Fund. Please review this material closely. It details how your investment was managed during the past six-month period, and how each Fund is positioned for the coming year.

Our message to you, our shareholders, is to take time to examine your financial goals. We encourage you to speak with your AmSouth financial advisor. As always, your advisor will strive to understand your financial needs and confirm that you hold the right mix of investments. Whatever your objectives, it is good to know that the AmSouth family of mutual funds can offer you a full range of investment tools to help meet your needs and to help you build and preserve wealth. We thank you for your continued support and look forward to helping you meet your financial goals.

Sincerely,

/s/ George Landreth                    /s/ Brian B. Sullivan

George Landreth                        Brian B. Sullivan
Chairman                               Senior Investment Officer
AmSouth Mutual Funds                   AmSouth Bank

For more complete information on any of the AmSouth Mutual Funds, including charges and other ongoing fees, call 800-451-8382 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services.


/1/The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.
/2/The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue-chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).
/3/The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as the National Market System traded foreign common stocks and ADRs.

                                                  The AmSouth Equity Income Fund
The AmSouth Equity Income Fund is subadvised by Rockhaven Asset Management and managed by Christopher Wiles, CFA. President and chief investment officer of Rockhaven, Mr. Wiles has more than 15 years of investment management experience. He holds an MBA and a bachelor's degree in finance.

Strong Overall Performance
For the six-month period ended January 31, 1999, the AmSouth Equity Income Fund produced a total return of 9.75% (Classic Shares at NAV)./1/ In comparison, the S&P 500 Stock Index returned 15.02%, and the Lipper Equity Income Fund Index/2/ returned 4.55% for the same six-month period.
We were satisfied with the Fund's performance for the period, especially during the last three months. The full period was an unusually volatile time. The confluence of continuing troubles in Asia, a virtual collapse in Russia and the recent turmoil in the White House helped to send stocks into a frenzy, leading to the market plummeting in the late summer.
With the Federal Reserve Board's rapid easing of interest rates in the fall, the market recovered and continued to climb to new highs early in the New Year. We subsequently saw the value of our portfolio rise dramatically. Many of the issues we held were oversold during the market decline. Renewed investor optimism helped many of these stocks recover.

We Shifted Into a More Growth-Oriented Mode
Late last summer, we determined we had too strong an emphasis on value stocks in the portfolio. Therefore, we decided to listen more closely and see where the market was willing to reward investors. We made some changes to the portfolio that proved to be very constructive.
For example, the Fund now has a higher growth rate. We are still providing a yield that is twice that of the S&P 500, and we still seek to provide downside protection through the use of convertible securities. However, we have added names that have responded well to the market's upward move.
One stock we bought during the period was Monsanto Convertible Preferred (1.64% of the Fund's net assets). Monsanto has a higher growth profile than many other companies in its sector. Another new name in the portfolio is Fannie Mae (2.00%), the federal mortgage insurer. In our view, Fannie Mae has done a very good job of growing earnings on a long-term basis. We bought into the company as a way of adding a blue-chip financial stock to our holdings. During the period, we also added The Walt Disney Co. (2.02%), which we consider a value play.

Volatility Will be the Norm
With its strength and power, the economy continues to surprise. We do not foresee anything on the near-term horizon to derail the market. That does not mean there will not be shocks along the way. It is possible we could see a lot of volatility throughout 1999. Consequently, we are advising shareholders to consider being a little defensive in their portfolio. We feel that a fund similar to ours could continue to provide good value--participating in the market's upward surges, while offering some protection during rough periods. As of January 31, 1999, the Fund's top five holdings were Texas Utilities Convertible (2.95%), Bristol-Myers Squibb Co. (2.95%), EMC Corp. Convertible (2.77%), BCE, Inc. (2.62%) and National Australia Bank Convertible (2.55%).* /1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.50%, was 4.81%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
/2/The Lipper Equity Income Fund Index is comprised of funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.
* The Fund's portfolio composition is subject to change.

                        The AmSouth Equity Income Fund

[GRAPH APPEARS HERE]

          AmSouth Equity Income      AmSouth Equity Income   AmSouth Equity Income    Lipper Equity       S&P 500
 Date     Fund (Classic Shares)*     Fund (Premier Shares)    Fund (B Shares)**     Income Fund Index   Stock Index
3/20/97         $9,551                     $10,000                  $10,000              $10,000          $10,000
 7/1/97         $11,409                    $11,948                  $11,421              $12,188          $12,108
 7/1/98         $12,073                    $12,669                  $12,142              $13,352          $15,126
 1/1/99         $13,250                    $13,912                  $13,312              $13,960          $17,398

----------------------------------------
Average Annual Total Return
----------------------------------------
                               Since
As of                1       Inception
January 31, 1999    Year     (3/20/97)
----------------------------------------
Classic*            9.32%     16.26%
----------------------------------------
Premier            14.65%     19.33%
----------------------------------------
B Shares**          8.55%     16.54%
----------------------------------------
 *Reflects 4.50% sales charge.
**Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. Classic Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Equity Income Fund is measured against the S&P 500 Stock Index and the Lipper Equity Income Fund Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Equity Income Fund Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                        The AmSouth Equity Fund
The AmSouth Equity Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 28 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

We Benefited From a Lack of Foreign Exposure
For the six-month period ended January 31, 1999, the AmSouth Equity Fund produced a total return of 7.21% (Classic Shares at NAV)./1/ In comparison, the S&P 500 Stock Index returned 15.02%, while the Lipper Capital Appreciation Fund Index/2/ returned 12.63% for the same six-month period.

During the period, the Fund's portfolio held more domestic than international stocks, so we were not greatly exposed to the international turmoil. Overall, the stocks in the portfolio were more dependent on domestic growth than they were on international economic activity. The U.S. economy stayed somewhat stable, which helped the earnings performance of many of the companies in the portfolio.*

Retail and Health Care Were Winners
During the period, two sectors performed well: retail and health care. Some of our best performers in retail included Dayton Hudson Corp. (3.19% of the Fund's net assets), Wal-Mart Stores, Inc. (2.90%) and Gap Stores (Our position was completely liquidated before January 31, 1999). In health care, some of our investments included Pharmacia & Upjohn Inc. (2.93%), C.R. Bard (2.93%) and American Home Products (1.13%). As the period progressed, we began to move into other areas that we felt were relatively more attractive--such as energy, raw materials and shelter.*

In the energy group, we have broad exposure in both the refining and exploration sectors, focusing largely on domestic-based companies, rather than on international concerns. Our energy holdings include Sunoco, Inc. (2.37%), Texaco, Inc. (1.97%), USX Marathon Group (1.34%), Kerr-McGee Corp. (1.24%), Atlantic Richfield Co. (0.99%) and Ultramar Diamond Shamrock (0.86%). In shelter, we have shares of Weyerhauser (2.55%) and Willamette Industries Inc. (1.18%).*

Volatility Will Continue in Stocks
We believe that the volatility we saw all through 1998 is likely to continue. Once the market gets to very high levels of valuation, historically it has been prone to react sharply to very small disruptions. The level of volatility we saw last year was, to a large extent, a function of market valuations.

We are comfortable with how the portfolio is allocated for the next six months. We will attempt to find good value in out-of-favor stocks. Though our performance trailed its benchmark during the period, with a longer-term horizon, we expect that this value orientation could work in our favor.

As of January 31, 1999, the Fund's top five holdings were Dayton Hudson Corp. (3.19%), CVS Corp. (3.16%), Washington Mutual (2.97%), Pharmacia & Upjohn Inc. (2.93%) and C.R. Bard (2.93%).*

/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.50%, was 2.39%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
/2/The Lipper Capital Appreciation Fund Index is comprised of funds that aim at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The funds in the index may take large cash positions.
* The Fund's portfolio composition is subject to change.

                                                         The AmSouth Equity Fund
[GRAPH APPEARS HERE]

           AmSouth Equity Fund    AmSouth Equity Fund     AmSouth Equity        S&P 500        Lipper Capital
 Date       (Classic Shares)       (Premier Series)       Fund (B Shares)     Stock Index    Appreciation Index
1/1/89            $9,550              $10,000               $10,000            $10,000            $10,000
7/1/89           $11,092              $11,614               $11,614            $11,834            $11,832
7/1/90           $11,247              $11,805               $11,805            $12,600            $12,208
7/1/91           $12,229              $12,806               $12,806            $14,209            $13,727
7/1/92           $13,810              $14,461               $14,461            $16,023            $15,196
7/1/93           $15,717              $16,457               $16,457            $17,412            $17,489
7/1/94           $16,960              $17,759               $17,759            $18,316            $18,131
7/1/95           $20,226              $21,180               $21,179            $23,088            $23,120
7/1/96           $22,467              $23,527               $23,526            $26,910            $25,073
7/1/97           $31,981              $33,492               $33,488            $40,935            $33,351
7/1/98           $35,928              $37,665               $37,392            $48,855            $37,770
1/1/99           $38,521              $40,506               $39,932            $56,194            $42,544

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.
-----------------------------------------------
Average Annual Total Return
-----------------------------------------------
As of                   1       5       10
January 31, 1999       Year    Year    Year
-----------------------------------------------
Classic*               12.05%  16.05%  14.44%
-----------------------------------------------
Premier                17.81%  17.23%  15.01%
-----------------------------------------------
B Shares**             11.42%  16.68%  14.85%
-----------------------------------------------
 *Reflects 4.50% sales charge.
**Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. Classic Shares' performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Equity Fund is measured against the S&P 500 Stock Index and the Lipper Capital Appreciation Fund Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Capitalization Appreciation Fund Index is a managed index, and the Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                               The AmSouth Enhanced Market Fund
The AmSouth Enhanced Market Fund is subadvised by OakBrook Investments and managed by Neil Wright, Janna Sampson and Peter Jankovskis. Mr. Wright has 18 years of investment experience and received his Ph.D. in economics from the Massachusetts Institute of Technology. Ms. Sampson has 17 years of investment management experience and has a master's degree in economics from Georgia
State University. Mr. Jankovskis has six years of investment management experience and holds a Ph.D. in economics from the University of California at Santa Barbara.

We Began by Outperforming the Market
The AmSouth Enhanced Market Fund commenced operations on September 1, 1998. For the period ended, January 31, 1999, which represents nearly five months of performance, the Fund produced a total return of 33.57% (Classic Shares at NAV)./1/ In comparison, the S&P 500 Stock Index returned 34.46% for the same period.

A "Pre-Momentum" Strategy
We take a quantitative approach to investing. Using our proprietary model, based on a number of technical measures, we attempt to foresee which stocks are going to outperform the market.

We have set up standards that look at the range of expectations for various stocks. Stocks that have a narrow range and whose ranges are beginning to widen are the stocks we consider buying. The stocks we want to avoid, and underweight in the portfolio, are those that already have a particularly wide range that has begun to shrink.

We are not "momentum" investors who follow the rapid movement in stock prices. Rather, we try to anticipate buying momentum before it builds. We also try to liquidate the stocks we hold before their selling momentum becomes overdone.

The Fund seeks to invest at least 80% of its assets in equity securities taken from the S&P 500. We look at the names within the S&P and apply stringent risk controls. These risk controls help the Fund maintain risk characteristics similar to the S&P 500. We therefore hold stocks that we believe are the best stocks in the index, across all sectors.

Market Drivers Could Weaken
The combination of strong corporate earnings and low inflation has resulted in four years of good stock market returns. Aggregate corporate earnings began to decline in the second quarter of 1998. While inflation is likely to remain low during the remaining period, many stocks have, in our view, already paid the price for failing to meet earnings expectations, and many more will follow in coming quarters. Many of the factors that have kept inflation at bay are temporary. Eventually, we believe these favorable trends may reverse, and we could see an increase in inflation and interest rates. Equity returns may be lower in the future as a result.

As of January 31, 1999, the Fund's top five holdings were Microsoft Corp. (4.01% of the Fund's net assets), General Electric (3.73%), Intel Corp. (2.28%), IBM (1.74%) and Cisco Systems, Inc. (1.70%).*

/1/The Fund's Classic Shares' return, with the maximum sales charge of 4.50%, was 27.57%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                The AmSouth Enhanced Market Fund
[GRAPH APPEARS HERE]

          AmSouth Enhanced Market    AmSouth Enhanced Market     AmSouth Enhanced Market     S&P 500
 Date      Fund (Classic Shares)*    Fund (Premier Shares)         Fund (B Shares)**        Stock Index
 9/1/98             $9,550                    $10,000                    $10,000              $10,000
 9/1/98            $10,154                    $10,631                    $10,123              $10,641
10/1/98            $10,955                    $11,470                    $10,947              $11,506
11/1/98            $11,656                    $12,204                    $11,673              $12,203
12/1/98            $12,258                    $12,834                    $12,299              $12,907
 1/1/98            $12,757                    $13,358                    $12,805              $13,446

--------------------------------
Aggregate Total Return
--------------------------------
                      Since
As of               Inception
Janury 31, 1999     (9/1/98)
--------------------------------
Classic*              27.57%
--------------------------------
Premier               33.57%
--------------------------------
B Shares**            28.05%
--------------------------------
 *Reflects 4.50% sales charge.
**Reflects applicable contingent deferred sales charge.

Premier Shares commenced operations on December 11, 1998. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 2, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. Classic Shares' performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Enhanced Market Fund is measured against the S&P 500 Stock Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                The AmSouth Capital Growth Fund
The AmSouth Capital Growth Fund is subadvised by Peachtree Asset Management and managed by Dennis Johnson, CFA. President and Chief Investment Officer of Peachtree Asset Management, Mr. Johnson has more than 18 years of investment management experience. He holds a master of science degree in finance and a bachelor's degree in economics.

Very Strong Performance
For the six-month period ended January 31, 1999, the Fund produced a total return of 22.89% (Classic Shares at NAV)./1/ In comparison, the S&P 500 Stock Index returned 15.02% for the same six-month period.

The Fund turned in a strong performance during the last four months of this period. The technology, consumer cyclical, financial and telecommunications sectors contributed to our success during the period. After the market's sharp decline last summer, especially in August, we experienced a recovery in valuations for stocks in these sectors. We were also helped by our lack of exposure to two underperforming sectors: energy and basic industry.

Our Long-Term Commitment Paid off
We have long been attracted to our four key sectors, and our patience was rewarded during this period. In the technology sector, we favored Oracle Corp. (2.81% of the Fund's net assets) and Microsoft Corp. (2.20%). In the hardware/servers arena, we held positions in Sun Microsystems, Inc. (2.71%) and Compaq Computer Corp. (2.42%). *

We also had holdings in the consumer cyclical and retail sectors, such as Home Depot, Inc. (1.91%) and Bed, Bath and Beyond, Inc. (1.88%). We also held holdings in the leisure industry, highlighted by our investment in Carnival Corp. (1.92%).*

Over the six-month period, the Fund had decent relative performance from financial stocks, although we have not seen the substantial returns we anticipated from this group. During the past Summer, many of the financial companies we favored were under pressure due to a mistaken perception that the financial sector was about to suffer a meltdown. Our view, which proved to be correct, was that business was going to continue to be very good. Our exposure in this sector continued to be with financial services companies, regional banks and insurers. The Fund's holdings included Providian Financial (2.94%), AFLAC Inc. (2.01%) and First American National Bank (1.16%).*

Our exposure in the telecommunications sector fell into two areas: full-service providers, such as AT&T, Inc. (2.13%) and MCI Worldcom, Inc. (2.06%), and equipment companies, such as Qwest Communications International (1.88%) and Lucent Technologies, Inc. (1.85%).*

We Continue Pursuing Earnings Growth
We anticipate that, over the next six-month period, fewer companies will show above-average rates of earnings growth. We expect our portfolio to be positioned in the types of companies that do sustain their earnings. We continue to favor technology, consumer cyclical, financial and telecommunications stocks. Another sector that is becoming increasingly attractive to us is consumer staples, specifically household product companies.

As of January 31, 1999, the Fund's top five holdings were Intel Corp. (3.42%), SunTrust Banks, Inc. (2.95%), Sun Microsystems, Inc. (2.71%), Compaq Computer Corp. (2.42%) and Home Depot, Inc. (1.91%).*

/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.50%, was 17.33%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
* The Fund's portfolio composition is subject to change.

                        The AmSouth Capital Growth Fund
                             [GRAPH APPEARS HERE]

            AmSouth Capital          AmSouth Capital       AmSouth Capital     S&P 500
Date     Growth Classic Shares    Growth Premier Shares    Growth B Shares    Stock Index
08/04/97       $9,550                   $10,000               $10,000          $10,000
07/01/98      $11,098                   $11,650               $11,040          $11,931
01/01/99      $13,639                   $14,330               $13,720          $13,723

------------------------------------
Average Annual Total Return
------------------------------------
                            Since
As of                1     Inception
January 31, 1999   Year    (8/3/97)
------------------------------------
Classic Shares*    34.46%    23.10%
------------------------------------
Premier Shares     41.18%    27.24%
------------------------------------
B Shares**         34.66%    23.59%
------------------------------------
 *Reflects 4.50% sales charge.
**Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. Classic Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Capital Growth Fund is measured against the S&P 500 Stock Index, which is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                 The AmSouth Select Equity Fund
The AmSouth Select Equity Fund is subadvised by OakBrook Investments, LLC and managed by Neil Wright, Janna Sampson and Peter Jankovskis. Mr. Wright has 18 years of investment experience and received his Ph.D. in economics from the Massachusetts Institute of Technology. Ms. Sampson has 17 years of investment management experience and has a master's degree in economics from Georgia
State University. Mr. Jankovskis has six years of investment management experience and holds a Ph.D. in economics from the University of California at Santa Barbara.

A Good Beginning for a new Fund
The AmSouth Select Equity Fund commenced operations on September 1, 1998. For the period ended January 31, 1999, which represents nearly five months of performance, the Fund produced a total return of 19.40% (Classic Shares at NAV)./1/ In our view, a good showing for a defensive fund in a rapidly rising market. For the same period, the S&P 500 Stock Index returned 34.46%.

Our strategy is to concentrate on a group of stocks--generally we hold 25 or fewer stocks in the portfolio-- of companies that we feel have a dominant market position. We expect the Fund to hold up well in down markets and deliver strong, long-term growth.

To enhance the defensive characteristics of the stocks we hold, we buy these issues only when they are somewhat undervalued, relative to their normal growth premiums. Typically, we expect the stocks in our universe to sell at a 50% premium to the market's price-to-earnings ratio. We seek to purchase them when that premium shrinks to 10% or less.

We Are Drawn to Industry Leaders
We do not, as a matter of strategy, attempt to focus on specific sectors. However, as a consequence of our methodology, the types of stocks we look at are concentrated more in the consumer non-durables sectors. Many pharmaceutical stocks also have dominant market positions. Conversely, we hold few, if any, financial stocks, because rarely do these stocks have the dominant market position we seek.

An example of the kind of company that we may invest in is McDonald's Corp. (9.24% of Fund's net assets). We also recently purchased Emerson Electric Co. (9.23%) and Hubbell, Inc. (4.53%); and we favored H&R Block, Inc. (1.75%).*

Market Returns Will Moderate
Looking forward, we do not expect the market's strong gains to continue. The surge at the end of 1998 was, in our opinion, an overblown response to the Federal Reserve Board's interest-rate cuts. We believe that, over the next few months, investors are going to realize that prospects are not as bright as they may seem. We think we are going to see a fairly turbulent market in the coming months. The overall market should have an up year, but gains may be much more modest than we have enjoyed in the past. The defensive characteristics of the Fund should serve investors well in this environment.

As of January 31, 1999, the Fund's top five holdings were Bristol-Myers Squibb Co. (9.57%), McDonald's Corp. (9.24%), Emerson Electric Co. (9.23%), Waste Management, Inc. (6.63%) and Gannett Company, Inc. (6.43%).*

/1/The Fund's Classic Shares' return, with the maximum sales charge of 4.50%, was 14.05%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                  The AmSouth Select Equity Fund
                                                            [GRAPH APPEARS HERE]

          AmSouth Select Equity   AmSouth Select Equity     AmSouth Select Equity     S&P 500
  Date   Fund (Classic Shares)    Fund (Premier Shares)      Fund (B Shares)**       Stock Index
 9/1/98          $9,550                $10,000                  $10,000               $10,000
 9/1/98         $10,032                $10,504                  $10,000               $10,641
10/1/98         $10,885                $11,396                  $10,890               $11,506
11/1/98         $11,168                $11,693                  $11,170               $12,203
12/1/98         $11,519                $12,051                  $11,526               $12,907
 1/1/99         $11,405                $11,940                  $11,395               $13,446

---------------------------------
Aggregate Total Return
---------------------------------
                        Since
As of                 Inception
January 31, 1999      (9/1/98)
---------------------------------
Classic*                14.05%
---------------------------------
Premier                 19.40%
---------------------------------
B Shares**              13.95%
---------------------------------
 *Reflects 4.50% sales charge.
**Reflects applicable contingent deferred sales charge.

Premier Shares commenced operations on December 4, 1998. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 2, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. Classic Shares' performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Select Equity Fund is measured against the S&P 500 Stock Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                              The AmSouth Regional Equity Fund+
The AmSouth Regional Equity Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 28 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

A Difficult Climate for Stocks in the Southeast
For the six-month period ended January 31, 1999, the AmSouth Regional Equity Fund produced a total return of -7.32% (Classic Shares at NAV)./1/ In comparison, the S&P 500 Stock Index returned 15.02%, while the Lipper Capital Appreciation Fund Index/2/ returned 12.63% for the same six-month period.

We continued to see a challenging environment for small-cap stocks/3/, including those companies headquartered in the Southern region of the United States that we favor. When the market recovered from it's mid-summer losses, the sectors that faired well were technology, particularly Internet-related stocks and pharmaceuticals. Due to geographical restrictions, these two sectors are not well represented in our universe. However, it is important to note that the relative underperformance of the Fund was not indicative of poor economic conditions in the Southern region.

The financial services sector turned in a solid performance for the Fund. We invested in First Tennessee National Corp. (2.97% of the Fund's net assets), which had a very strong period, and FDX Corp. (2.21%), the parent company of Federal Express. Other individual stocks that did well were Scientific Atlanta, Inc. (4.77%), BellSouth Corp. (3.22%) and WinsLoew Furniture, Inc. (1.02%).*

Will the Market Broaden its Focus?
Economically, the Southern region, in our view, looks attractive. Over the next six to twelve months, a major factor that may affect the Fund's performance is whether the market broadens its focus to include the type of stocks we purchase, or whether it keeps its focus narrow. If the market continues to concentrate on a small handful of stocks outside the Fund's universe, it will be difficult for us to perform well on a relative basis.

Nevertheless, we remain confident that the strength of the Southern region, coupled with the solid fundamentals of the stocks we purchase, can produce attractive total returns for shareholders.

As of January 31, 1999, the Fund's top five holdings were Scientific Atlanta, Inc. (4.77%), HEALTHSOUTH Corp. (4.65%), Health Management Associates (3.74%), Clayton Homes, Inc. (3.33%) and BellSouth Corp. (3.22%).*

+ Regional Funds may be subject to additional risk, since the companies they invest in are located in one geographical location.
/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.50%, was -11.49%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
/2/The Lipper Capital Appreciation Fund Index is comprised of funds that aim at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The funds in the index may take large cash positions.
/3/Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
* The Fund's portfolio composition is subject to change.

                                               The AmSouth Regional Equity Fund+
[GRAPH APPEARS HERE]

         AmSouth Regional Equity   AmSouth Regional Equity    AmSouth Regional Equity     S&P 500         Lipper Captial
 Date    Fund (Classic Shares)*     Fund (Premier Shares)       Fund (B Shares)**       Stock Index     Appreciation Index
1/1/89           $9,550                     $10,000                   $10,000             $10,000            $10,000
7/1/89          $10,900                     $11,444                   $11,414             $11,834            $11,832
7/1/90          $11,925                     $12,488                   $12,488             $12,600            $12,208
7/1/91          $13,419                     $14,052                   $14,052             $14,209            $13,727
7/1/92          $16,191                     $16,954                   $16,954             $16,023            $15,196
7/1/93          $18,705                     $19,587                   $19,587             $17,412            $17,489
7/1/94          $19,618                     $20,543                   $20,543             $18,316            $18,131
7/1/95          $22,577                     $23,642                   $23,642             $23,088            $23,120
7/1/96          $25,535                     $26,740                   $26,740             $26,910            $25,073
7/1/97          $35,499                     $37,174                   $37,174             $40,935            $33,351
7/1/98          $35,391                     $37,127                   $36,823             $48,855            $37,770
1/1/99          $32,798                     $34,467                   $33,987             $56,194            $42,544

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.
---------------------------------------------------
Average Annual Total Return
---------------------------------------------------
As of                   1         5          10
January 31, 1999       Year      Year       Year
---------------------------------------------------
Classic*               -12.64%   8.87%      12.61%
---------------------------------------------------
Premier                 -8.24%   9.96%      13.17%
---------------------------------------------------
B Shares**             -13.45%   9.38%      13.01%
---------------------------------------------------
 *Reflects 4.50% sales charge
**Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. Classic Shares' performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Regional Equity Fund is measured against the S&P 500 Stock Index and the Lipper Capital Appreciation Fund Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Capital Appreciation Fund Index is a managed index, and the Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                    The AmSouth Small Cap Fund+
The AmSouth Small Cap Fund is subadvised by Sawgrass Asset Management and is managed by Dean McQuiddy, CFA. A principal of Sawgrass, Mr. McQuiddy has more than 16 years of investment management experience. He received his bachelor's degree in finance from the University of Florida.

Our Value Approach Preserved Capital
For the six-month period ended January 31, 1999, the Fund produced a total return of -2.41% (Classic Shares at NAV)./1/ In comparison, the Russell 2000 Growth Index returned 9.45% for the same six-month period.

The period was a tale of two markets, characterized by a volatile roller-coaster ride for equity investors, especially those in small-cap funds. The period began with a dramatic correction, which carried through until the market bottomed on October 8, 1998. During this difficult period for stocks, our shareholders benefited from our focus on valuation. We seek to purchase stocks that are not selling at excessively high price multiples in relation to their earnings growth rates. Therefore, during market corrections, our lower-than-average multiples can help buffer the portfolio from selling pressure.

However, the Fund lost some ground, relative to its benchmark, during the subsequent market recovery. The Federal Reserve Board's decision to cut interest rates three times injected a massive flow of liquidity into the system, and investors' perceptions about the market, in our view, changed rapidly. Significant monies flowed back into Internet stocks and other related segments of the technology sector, such as semiconductor and equipment manufacturers. During this rebound in stock prices, the strongest performances were an odd combination of the popular Internet stocks and "value" oriented stocks, which had been deeply oversold. While valuation is an integral element of our process, so are real and growing earnings. Neither of these groups have current growing earnings. Though our performance trailed its benchmark during this period, we believe the focus on these stocks will be short lived, as the market should return to focus on predictable earnings growth.

We benefited from an overweighting in certain technology groups that fit our investment profile. We invested in Xircom, Inc. (3.70% of the Fund's net assets), a manufacturer of computer add-ons, which produces PCMCIA cards that enable computers to connect to networks. Xircom, Inc. has taken advantage of growth in the PC market, as well as growth in portable computers and the networking end of the business. We also invested in Dycom Industries, Inc. (2.75%). The company delivers and installs fiber optics for cable companies and some regional Baby Bells looking to provide the Internet to their subscribers' homes. Mercury Interactive (2.00%) is a software company whose products enable testing of software and client server applications. Mercury sells a package of testing tools that companies use to identify errors in computer code and enterprise-wide software applications.*

Small Stocks Could Outperform Larger Issues
We feel very positive about the relative attractiveness of the stocks we own in our portfolio. Every stock we buy has accelerated earnings. We believe that our portfolio, as a whole, can grow earnings at an annual rate of 30%. That is in sharp contrast to the market in general, where the S&P 500 is expected to grow in the 7%-10% range over the next year. Yet, the valuations of our holdings are not relatively high; the average price of the stocks we own is less than 20 times estimated 1999 earnings.

If larger stocks and stocks with high valuations cannot grow at higher rates, investors could become more comfortable with the kind of stocks we own-- smaller, growth-oriented and possessing relatively stronger fundamentals.

As of January 31, 1999, the Fund's top five holdings were Xircom, Inc. (3.70%), MDC Holdings, Inc. (3.05%), Agouron Pharmaceuticals (3.02%), Dycom Industries, Inc. (2.75%) and Progress Software Corp. (2.70%).*

+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.50%, was -6.79%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                     The AmSouth Small Cap Fund+
                                                            [GRAPH APPEARS HERE]

              AmSouth Small Capital     AmSouth Small Capital     AmSouth Small Capital     Russell 2000
 Date         Growth Classic Shares     Growth Premier Shares        Growth B Shares           Index
03/02/98           $9,550                       $10,000                   $10,000             $10,000
07/31/98           $8,756                       $9,152                     $8,655              $9,001
01/01/99           $8,545                       $8,942                     $8,417              $9,852

-------------------------------------
Aggregate Total Return
-------------------------------------
                         Since
As of                  Inception
January 31, 1999        (3/2/98)
-------------------------------------
Classic Shares*          -14.55%
-------------------------------------
Premier Shares           -10.58%
-------------------------------------
B Shares**               -15.83%
-------------------------------------
 *Reflects 4.5% sales charge.
**Reflects applicable contingent deferred sales charge.

Classic Shares commenced operations on March 3, 1998. The performance figures for Classic Shares prior to such date represent the performance for Premier Shares of the Fund.

The performance of the AmSouth Small Cap Fund is measured against the Russell 2000 Growth Index, an unmanaged index generally representative of domestically traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                      The AmSouth Balanced Fund
The AmSouth Balanced Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 28 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

Our Balanced Blend Proved Constructive
For the six-month period ended January 31, 1999, the AmSouth Balanced Fund produced a total return of 6.08% (Classic Shares at NAV)./1/ In comparison, the S&P 500 Stock Index returned 15.02%, and the Lehman Brothers
Government/Corporate Bond Index returned 5.89% for the same six-month period, while the Lipper Balanced Fund Index/2/ was up 8.00%.

Despite a great deal of volatility in both stocks and bonds, the period was a productive one for equity and fixed-income investors alike. The Fund provided shareholders with the opportunity to realize competitive returns, while not suffering as much short-term volatility. For the six-month period as a whole, we achieved the "balance" that gives the Fund both its name and its investment objective.

Stocks: Solid Gains for the Period
The Fund's equity allocation was helped by our lack of foreign exposure. International markets were disturbed by continuing concerns over Asia, by Russia defaulting on its $40 billion debt and by the threat of a worldwide credit crunch. Our strategy of concentrating on value stocks with strong domestic orientations shielded us from the fallout abroad. Many of our significant gains came from the retail and health-care sectors. Some of the Fund's holdings included Wal-Mart Stores, Inc. (1.08% of the Fund's net assets), Dayton Hudson Corp. (0.97%) and Gap Stores (position was liquidated before January 31, 1999). In health care, we enjoyed strong growth by C.R. Bard (1.39%) and American Home Products (0.77%), among others.*

Bonds: A Shift to "Spread Product'
As the period progressed, we shortened our average maturity. We felt that interest rates, at that time, were as low as we had anticipated. We decided to shorten our maturities and not open ourselves to the possibility of higher interest rates. From October 31 to January 31, interest rates did not fall markedly. We also increased our exposure to agency and corporate bonds. During autumn, spreads between agency, corporate bonds and Treasuries widened significantly. To take advantage of the situation, we sold some Treasuries and bought high-quality agency and corporate bonds at very attractive spreads-- resulting in higher yields for our shareholders.

As of January 31, 1999, the fixed-income securities within the Fund maintained an average credit quality of AAA, with an average maturity of 8.1 years.*

A Balanced Approach for the Future
As of January 31, 1999, the Fund's assets were divided roughly 50-50 between equities and fixed-income securities. During Autumn, with the sharp decline in the stock market, we decided to increase our equity allocation to 55%. Subsequently, with the market rallying strongly in December and January, we resumed our neutral, 50-50 stance. We believe that, going forward, the Fund is positioned to take advantage of growth opportunities while offering a desired measure of protection against market downturns.

As of January 31, 1999, the Fund's top five equity holdings were Washington Mutual, Inc. (1.90%), AMP, Inc. (1.80%), Union Camp Corp. (1.78%), Bell Atlantic Corp. (1.73%) and CVS Corp. (1.58%).*

/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.50%, was 1.28%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
/2/The Lipper Balanced Fund Index is comprised of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio is approximately 60%/40% but may vary.
* The Fund's portfolio composition is subject to change.

                           The AmSouth Balanced Fund
[GRAPH APPEARS HERE]

<CAPITON>
            AmSouth Balanced   AmSouth Balanced   AmSouth Balanced )    S&P 500     Lehman Brothers Gov't/    Lipper Balanced
  Date        Fund(Premier)      Fund(B Shares)       Fund(Classic     Stock Index    Corporate Bond Index         Fund Index
12/1/91          $10,000           $10,000              $ 9,551          $10,000            $10,000                $10,000
 7/1/92          $11,369           $10,869              $10,859          $10,338            $10,511                $10,335
 7/1/93          $12,671           $12,271              $12,103          $11,239            $11,670                $11,528
 7/1/94          $13,322           $13,022              $12,724          $11,818            $11,655                $11,836
 7/1/95          $15,353           $15,053              $14,664          $14,899            $12,836                $13,653
 7/1/96          $16,636           $16,436              $15,889          $17,365            $13,517                $14,957
 7/1/97          $21,030           $20,930              $20,086          $26,414            $14,975                $19,572
 7/1/98          $23,076           $22,873              $22,003          $31,513            $16,183                $21,670
 1/1/99          $24,528           $24,180              $23,342          $36,247            $17,114                $23,403

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is not more than 6 years and the CDSC would no longer apply.
---------------------------------------------
Average Annual Total Return
---------------------------------------------
                                   Since
As of               1      5     Inception
January 31, 1999  Year   Year    (12/19/91)
---------------------------------------------
Classic*          6.97%  11.31%    12.65%
---------------------------------------------
Premier          12.40%  12.42%    13.43%
---------------------------------------------
B Shares**        6.23%  11.84%    13.21%
---------------------------------------------
 *Reflects 4.50% sales charge.
**Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. Classic Shares' performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole; the Lehman Brothers Government/Corporate Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds; and the Lipper Balanced Fund Index. The S&P 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Balanced Fund Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                              The AmSouth Limited Maturity Fund
The AmSouth Limited Maturity Fund is managed by John Boston, CFA. Mr. Boston has 10 years of experience as a fixed-income manager. He holds a bachelor's degree in finance.

High Quality Led to Solid Returns
For the six-month period ended January 31, 1999, the AmSouth Limited Maturity Fund produced a total return of 4.05% (Classic Shares at NAV)./1/ In comparison, the Merrill Lynch 1-5-Year Government/Corporate Bond Index returned 4.35%, and the Lipper Short-Term Investment Grade Debt Index/2/ returned 2.83% for the same six-month period.

During the period higher-quality issues performed better than lower-quality paper. Our emphasis on investing in top-of-the-line corporate debt, and avoiding riskier "junk" bonds, not only provided a measure of safety, but also boosted performance.

Global Concerns Provided Opportunity
The Fund invests primarily in three sectors: U.S. Treasuries, U.S. government agencies and investment-grade corporate debt. In our last report to you, we noted that corporate spreads had widened as a result of the crisis in Asia and the subsequent decline in long-term interest rates.

As the most recent period began, the deteriorating financial situation in Russia and concern over a worldwide credit crunch led to further spread widening. We saw this as an opportunity to increase our ownership of corporate securities. As of January 31, 1999, approximately 85% of the portfolio's net assets were invested in high-quality corporates, with the remainder invested in Treasuries and agencies.*

As interest rates fell during the period, the Fund participated in the resulting price gains. At the same time, we sought to reduce the Fund's interest-rate risk by allowing the portfolio's average maturity to shorten. As of January 31, 1999, the Fund's average maturity was 2.5 years, down from 2.9 years six months earlier. The Fund's credit quality was AA.

We Expect a Relatively Stable Environment
We are very comfortable with the Fund's current maturity structure and significant commitment to corporate paper. Unless we see a major economic downturn--which we do not foresee in the near future--we will continue to emphasize corporate bonds, to maximize both yield and total return. One significant benefit of a short-term, high-quality fund such as ours is that we are also able to mitigate a great deal of credit risk.

The economy was growing at nearly a 6% annual rate at the end of 1998. So we went into 1999 with strong economic growth and low inflation, a terrific combination for the bond market. There have been some problems with foreign economies, and there is always the risk that difficulties abroad will negatively impact the United States. However, it is difficult, at this point, to identify any factors that could derail the domestic economy any time soon.

/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.00%, was -0.07%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
/2/The Lipper Short-Term Investment Grade Debt Index is comprised of funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.
* The Fund's portfolio composition is subject to change.

                       The AmSouth Limited Maturity Fund
                             [GRAPH APPEARS HERE]

                AmSouth Limited         Merrill Lynch            AmSouth Limited      Lipper Short        AmSouth Limited
                 Maturity Fund             1/5 Year               Maturity Fund     Investment Grade       Maturity Fund
  Date          (Classic Shares)   Government/Corporate Index   (Premier Shares)       Debt Index           (B Shares)
  2/1/89              9,597                10,000                    10,000              10,000               10,000
 3/30/04             10,255                10,783                    10,686              10,640               10,186
 3/31/04             10,951                11,608                    11,412              11,443               11,012
  4/1/04             11,941                12,786                    12,442              12,455               12,142
  4/2/04             13,308                14,373                    13,867              13,829               13,567
  4/3/04             14,202                15,397                    14,799              14,765               14,599
  4/4/04             14,312                15,670                    14,914              15,082               14,814
  4/5/04             15,406                16,925                    16,053              16,093               16,053
  4/6/04             16,133                17,842                    16,811              16,976               16,811
  4/7/04             17,302                19,266                    18,029              18,190               18,029
  4/8/04             18,329                20,505                    19,119              19,230               19,100
  1/1/99             19,072                21,438                    19,908              19,808               19,874

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.
---------------------------------------------
Average Annual Total Return
---------------------------------------------
                                      Since
As of               1       5       Inception
January 31, 1999   Year    Year     (2/1/89)
---------------------------------------------
Classic*           1.95%   4.61%      6.67%
---------------------------------------------
Premier            6.34%   5.51%      7.13%
---------------------------------------------
B Shares**         1.21%   5.16%      7.11%
---------------------------------------------
 *Reflects 4.00% sales charge.
**Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on January 21, 1999, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. Classic Shares' performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Limited Maturity Fund is measured against the Merrill Lynch 1-5-Year Government/Corporate Bond Index and the Lipper Short-Term Investment Grade Debt Index. The Merrill Lynch 1-5-Year Government/Bond Index is unmanaged and is generally representative of the total return of short-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Short-Term Investment Grade Debt Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                             The AmSouth Government Income Fund
John Boston, CFA, manages the AmSouth Government Income Fund. Mr. Boston has ten years of experience as a fixed-income manager. He holds a bachelor's degree in finance.

A Mix of GNMAs and Treasuries Provided Competitive Returns
For the six-month period ended January 31, 1999, the AmSouth Government Income Fund produced a total return of 3.92% (Classic Shares at NAV)./1/ In comparison, the Lehman Brothers Mortgage Index returned 3.68%, while the Lipper U.S. Mortgage Fund Index/2/ returned 3.14% for the same six-month period.

We continued to invest in a mixture of mortgage-backed securities, principally Ginnie Maes (GNMAs), and intermediate- to long-term U.S. Treasury bonds. We favor GNMAs because they offer significantly higher yields than Treasuries, are the highest-quality bonds among mortgage-backed securities and are the only type of mortgage security backed by the full faith and credit of the U.S. Government.

During the period, higher-quality debt instruments performed well, and GNMAs certainly fit into that category. Our emphasis on the highest-quality sector of the mortgage market enhanced the Fund's performance.

Average Maturity and Allocation Remained Stable
Despite a great deal of volatility in markets around the world, we did not change our maturity strategy to any dramatic degree over the last six months. While interest rates came down some during the period, we already had the portfolio positioned to take advantage of stable or falling rates, and we did not have to make many additional adjustments. Unlike in previous periods, when we believed circumstances warranted a shift in the portfolio's average maturity, the past six months gave us no reason to aggressively lengthen or shorten our maturity. As of January 31, 1999, the Fund's average maturity was
5.7 years, and its average credit quality was Agency.

Nor did we feel compelled to alter our allocation strategy. At the end of the period, approximately 62% of the Fund was invested in GNMAs, 19% in noncallable, government agency debentures, 16% in U.S. Treasury securities and 3% in cash and cash equivalents. This mix reflected only minor shifts from the portfolio's allocation six months earlier.*

Outlook: A Healthy Economy and Stable Interest Rates
The Federal Reserve Board decided to lower short-term interest rates three times last fall, but the full impact of that decision probably still is not reflected in the U.S. economy. Therefore, we believe the economy should continue to grow, albeit not at the torrid, 6% annualized pace of 1998's fourth quarter.

Our view on interest rates is neutral. It is our belief that the Fed may decide to lower rates again. However, we expect rates to remain pretty much where they are. Therefore, we will take action to boost current income wherever possible, while maintaining our commitment to a high-quality portfolio.

/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.00%, was -0.22%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
/2/The Lipper U.S. Mortgage Fund Index is comprised of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.
* The Fund's portfolio composition is subject to change.

                      The AmSouth Government Income Fund
[GRAPH APPEARS HERE]

             AmSouth Government Income     Amsouth Gov Income    Lehman Brothers    Lipper U.S. Mortgage
 Date          Fund Classic Shares        Fund Premier Shares    Mortgage index          Fund Index
10/1/93                 $9,600                   $10,000              $10,000              $10,000
 7/1/94                 $9,574                    $9,973               $9,967               $9,633
 7/1/95                $10,378                   $10,811              $10,979              $10,432
 7/1/96                $10,884                   $11,338              $11,646              $10,951
 7/1/97                $11,995                   $12,495              $12,896              $12,075
 7/1/98                $12,900                   $13,443              $13,857              $12,878
 1/1/99                $13,406                   $13,978              $14,367              $13,282

---------------------------------------------
Average Annual Total Return
---------------------------------------------
                                     Since
As of                1       5     Inception
January 31, 1999    Year    Year   (10/1/93)
---------------------------------------------
Classic*            2.41%   5.92%    5.65%
---------------------------------------------
Premier             6.66%   6.80%    6.48%
---------------------------------------------
*Reflects 4.00% sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

The performance of the AmSouth Government Income Fund is measured against the Lehman Brothers Mortgage Index and the Lipper U.S. Mortgage Fund Index. The Lehman Brothers Mortgage Index is an unmanaged index generally representative of the mortgage bond market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper U.S. Mortgage Fund Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                          The AmSouth Bond Fund
Brian Sullivan, CFA, manages the AmSouth Bond Fund. Mr. Sullivan, Senior Investment Officer for AmSouth Bank serves as Chairman of the Trust Investment Policy and Strategy Groups. He has 14 years of fixed-income investment management experience and holds an MBA in finance and a bachelor's degree in economics.

Outstanding Inflation-Adjusted Returns
For the six-month period ended January 31, 1999, the AmSouth Bond Fund produced a total return of 5.55% (Classic Shares at NAV)./1/ In comparison, the Lehman Brothers Government/Corporate Bond Index returned 5.75%, and the Lipper Corporate A-Rated Debt Fund Index/2/ returned 4.16% for the same six-month period.

As we started the six-month period, our portfolio was very close to our index in its average maturity. As the period progressed, we continued to shorten our average maturity. We felt that interest rates, at that time, had gotten about as low as we had expected them to get. We decided we could shorten our maturities and not open ourselves to the risk that interest rates might go a lot lower. In fact, from October 31 to January 31, interest rates did not fall markedly.

A Shift to "Spread Product'
We took steps to increase our exposure to agency and corporate bonds. Last autumn, the additional yield offered by agency and corporate bonds (over Treasury bonds of like maturity) widened significantly. To take advantage of this situation, we sold our Treasuries and bought high-quality agency and corporate bonds. This resulted in higher yields for our shareholders.

As of January 31, 1999, approximately 51.7% of the portfolio's net assets were invested in corporate issues, 45.0% in U.S. treasuries and government agency paper and 3.3% in cash and cash equivalents. The securities within the Fund maintained an average credit quality of AAA, with an average maturity of 7.5 years.*

Bonds Could Remain Relatively Stable
The world's economies have been plagued by a great deal of turmoil over the last several years. Many of these crises have affected, or at least threatened, the bond market. Having seen the markets work through many problems during the last six months, we are now somewhat less worried about the impact these difficulties might have on the U.S. economy. The recent problems in Latin America are an adjunct to the Asian crisis; they are a factor and a concern. In our view, they do not pose the same magnitude of risk as the near-catastrophe we saw in Asia.

The Federal Reserve Board's decision to lower short-term interest rates three times during the period was reactive. In an effort to ease a worldwide credit crunch, the Fed relaxed its previously restrictive policy. We believe the Fed may lower interest rates once again this year. However, any move has been postponed by the robustness of the U.S. economy.

If, as we anticipate, short-term rates decline and long-term rates remain static, we believe fixed-income investors will get their best returns from holding debt instruments with maturities between five and ten years--right where we are on the yield curve.
/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.00%, was 1.33%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
/2/The Lipper Corporate A-Rated Debt Fund Index is comprised of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or in government issues.
* The Fund's portfolio composition is subject to change.

                             The AmSouth Bond Fund
[GRAPH APPEARS HERE]

              AmSouth             AmSouth          AmSouth          Lehman Brothers      Lipper Corporate
             Bond Fund           Bond Fund        Bond Fund          Government/            A Rated
Date       (Classic Shares)*   (Premier Shares)   (B Shares)**    Corporate Bond Index    Debt Funds Index
01/01/89       $ 9,600             $10,000           $10,000              $10,000              $10,000
07/01/89       $10,507             $10,945           $10,445              $11,004              $10,888
07/01/90       $11,088             $11,551           $11,550              $11,690              $11,448
07/01/91       $11,971             $12,470           $12,470              $12,888              $12,583
07/01/92       $13,930             $14,511           $14,511              $14,904              $14,663
07/01/93       $15,300             $15,934           $15,934              $16,548              $16,335
07/01/94       $15,355             $15,970           $15,970              $16,527              $16,128
07/01/95       $16,815             $17,512           $17,512              $18,200              $17,747
07/01/96       $17,550             $18,277           $18,277              $19,166              $18,658
07/01/97       $19,388             $20,192           $20,192              $21,234              $20,796
07/01/98       $20,832             $21,715           $21,715              $22,947              $22,314
01/01/99       $21,989             $22,933           $22,631              $24,265              $23,242

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.
------------------------------------------
Average Annual Total Return
------------------------------------------
As of                1       5       10
January 31, 1999   Year    Year     Year
------------------------------------------
Classic*           3.75%   5.94%    8.20%
------------------------------------------
Premier            8.16%   6.84%    8.65%
------------------------------------------
B Shares**         2.03%   6.25%    8.51%
------------------------------------------
 *Reflects 4.00% sales charge.
**Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. Classic Shares' performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Bond Fund is measured against the Lehman Brothers Government/Corporate Bond Index and the Lipper Corporate A-Rated Debt Fund Index. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the total return of long-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Corporate A-Rated Debt Fund Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                               The AmSouth Municipal Bond Fund+
Dorothy Thomas, who has 16 years of experience as an investment portfolio manager for municipal bond accounts, personal trusts and endowments, manages the AmSouth Municipal Bond Fund. Ms. Thomas holds an MBA and a bachelor's degree in economics.

A Period of Strong Performance
For the six-month period ended January 31, 1999, the Fund produced a total return of 4.77% (Classic Shares at NAV)./1/ In comparison, the Merrill Lynch 3-7-Year Municipal Bond Index returned 4.51%, while the Lipper Intermediate Municipal Debt Fund Index/2/ returned 4.28% for the same six-month period.

A number of factors contributed to our solid returns. We started the period with a maturity structure that was a little bit longer than average. We also had very high credit quality, which served us well. The municipal market provided very stable yields, in our opinion. We did not see the price swings in munis that have been characteristic of the Treasury market. During the entire period, which was extremely volatile for stocks and many taxable bond funds, our Fund's net asset value fluctuated within a very narrow range.

In addition, the Federal Reserve Board lowered short-term interest rates three times during the period. While interest rate moves do not have as great an impact on muni bonds as they would on taxable debt instruments, we still benefited somewhat from the fall in rates.

An Emphasis on Alabama Bonds
We continued to keep approximately 55% to 60% of the Fund's assets invested in municipal bonds issued within the state of Alabama. The remainder was invested in bonds from other states throughout the country.*

New issues in Alabama remained scarce, for a number of reasons. We saw a lower level of issuance during the period in the muni market in general. At this time of year, when new state administrations come into office, historically they have put borrowing plans on hold temporarily. Also, most state and local governments have experienced several years of strong tax collections. When tax revenues are up, governments are less likely to need to borrow in the municipal market.

As of January 31, 1999, the securities within the Fund maintained an average credit quality of AA, with an average maturity of 6.7 years.

We Strive to Maintain a High-Quality Portfolio
Looking forward, we anticipate that quality spreads (the extra yields that might be offered along with lower-rated issues) will remain narrow. Consequently, we see little reason to take on any additional risk, and we will continue to focus on maintaining a high-quality portfolio. We also do not foresee any signs of an economic slowdown in the United States. This could mean that the muni market will remain strong for some time and continue to serve as an island of stability in our shareholders' portfolios.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.00%, was 0.61%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
/2/The Lipper Intermediate Municipal Debt Fund Index is comprised of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.
* The Fund's portfolio composition is subject to change.

                       The AmSouth Municipal Bond Fund+
[GRAPH APPEARS HERE]

                                Lehman Brothers Municipa
            AmSouth Municipal    l Bond Index/Merrill                                    AmSouth Municipal
                Bond Fund           Lynch 3/7 Year            Lipper Intermediate          Bond Fund
 Date       (Classic Shares)      Municipal Bond Index        Municiple Debt Index      (Premier Shares)
7/1/97            $9,600             $10,000                        $10,000                  $10,000
7/1/98            $9,998             $10,480                        $10,468                  $10,449
1/1/99           $10,491             $10,953                        $10,941                  $10,942

--------------------------------------
Average Annual Total Return
--------------------------------------
As of                1        Since
January 31, 1999    Year    Inception
--------------------------------------
Classic*            1.72%     5.95%
--------------------------------------
Premier             6.11%     6.14%
--------------------------------------
*Reflects 4.00% sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

The performance of the AmSouth Municipal Bond Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index, an unmanaged index that is generally representative of municipal bonds with intermediate maturities. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Fund Index. The Merrill Lynch 3-7-Year Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Intermediate Municipal Debt Fund Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                          The AmSouth Florida Tax-Free Fund+,++
Steve L. Cass manages the AmSouth Florida Tax-Free Fund. Mr. Cass has four years of experience as an investment portfolio manager and holds a bachelor's degree in economics.

Generous Tax-Free Income
For the six-month period ended January 31, 1999, the AmSouth Florida Tax-Free Fund produced a total return of 4.43% (Classic Shares at NAV)./1/ In comparison, the Merrill Lynch 3-7-Year Municipal Bond Index returned 4.51% for the same six-month period. The Fund remained less volatile than either the stock market or the long-term taxable bond market, which helped to provide shareholders with current income that was exempt from federal income tax and the Florida intangibles taxes.

We maintained a longer-than-average duration throughout the period. The duration of a static portfolio would naturally grow shorter as time progressed. Therefore, as we bought new securities, we took steps to keep the portfolio's duration in line with our targets.

During the period, the Federal Reserve Board lowered short-term interest rates three times, which had a positive impact on the Fund. We also saw quite a bit of new issuance throughout the period, so we never experienced the type of shortage that could result in price volatility.

Quality and Safety Remain Our Hallmark
We continued to focus on quality. The overall muni environment in Florida did not significantly change during the last six months, and there was not a large premium being paid for taking on additional credit risk. Therefore, we did not purchase lower-rated issues.

We generally stayed away from housing and hospital bond issues, for two reasons. Hospitals and the housing markets are independent of the overall municipal environment and can be economically cyclical. The structure on many of these types of bonds is often unfavorable. So while housing and hospital bonds offer slightly more yield, we do not believe they offer enough of a premium to compensate for the additional risks involved. Even if such a bond is insured, a downgrade of the underlying credit can negatively effect the bond's liquidity, which certainly does not add to its attractiveness.

As of January 31, 1999, the securities within the Fund maintained an average credit quality of AA1, with an average maturity of 5.8 years.

Positioned to Protect Against Interest-Rate Spikes
We are holding a number of higher-coupon bonds, which could provide a measure of cushion if interest rates were to creep back up. With higher coupons, these bonds would still be attractive in the marketplace, and we do not expect to see a lot of price devaluation, even at higher interest rate levels.*

Overall, our view on interest rates is neutral. If there were to be a downturn in consumer spending or a problem with the stock market, the Federal Reserve Board could lower rates further. However, an economic recovery overseas could work to push rates higher, so we remain neutral.

 + The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
++ Regional Funds may be subject to additional risk, since the companies they invest in are located in one geographical location.
/1/The Fund's Classic Shares' six-month return, with the maximum sales charge of 4.00%, was 0.21%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.
* The Fund's portfolio composition is subject to change.

                     The AmSouth Florida Tax-Free Fund+,++
[GRAPH APPEARS HERE]

  Date    AmSouth Florida Tax Free Fund                                                   AmSouth Florida Tax-Free Fund
                (Classic Shares)           Merrill Lynch 3/7 Year Municipal Bond Index          (Premier Shares)
09/01/94              $9,597                                 $10,000                                $10,000
07/01/95             $10,222                                 $10,668                                $10,652
07/01/96             $10,654                                 $11,144                                $11,102
07/01/97             $11,388                                 $11,941                                $11,867
07/01/98             $11,896                                 $12,514                                $12,420
01/01/99             $12,423                                 $13,079                                $12,964

----------------------------------------------
Average Annual Total Return
----------------------------------------------
                                     Since
As of                    1         Inception
January 31, 1999        Year       (9/30/94)
----------------------------------------------
Classic*                1.72%        5.13%
----------------------------------------------
Premier                 6.09%        6.17%
----------------------------------------------
*Reflects a 4.00% sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

The performance of the AmSouth Florida Tax-Free Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index, an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                 The AmSouth Money Market Funds
The AmSouth Money Market Funds are managed by John Boston, CFA. Mr. Boston has ten years of experience as a fixed-income manager. He holds a bachelor's degree in finance.

Interest Rate Cuts Put Pressure on Yields
During the six-month period ended January 31, 1999, the Federal Reserve Board lowered the fed funds rate--the rate banks charge one another for overnight loans--three times. After the third cut, the rate stood at 4.75%, down from 5.50% at the beginning of the period. The series of cuts had a gradual impact on the yields we generated in the money market funds. Because the high-quality debt instruments we purchase for the funds are situated at the short end of the yield curve, the Fed's action pushed down the yields available on short-term paper. However, with inflation at remarkably low levels, shareholders were treated to "real returns" (total returns minus inflation) that were attractive on a historical basis.

 . As of January 31, 1999, the Prime Obligations Fund's average maturity was 54 days, compared to 63 days on July 31, 1998, and 49 days on January 31, 1998.*

 . As of January 31, 1999, the U.S. Treasury Fund's average maturity was 50 days, compared to 48 days on July 31, 1998, and 46 days on January 31, 1998.*

 . As of January 31, 1999, the Tax-Exempt Fund's+ average maturity was 54 days, compared to 81 days on July 31, 1998, and 46 days on January 31, 1998.*

 . As of January 31, 1999, the Institutional Prime Obligations Fund's average maturity was 23 days.*

The Institutional Prime Obligations Fund commenced operations on September 15, 1998.

An investment in the Prime Obligations, the U.S. Treasury, the Tax Exempt or the Institutional Prime Obligations Money Market Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

+ The Fund's income may be subject to the federal alternative minimum tax and certain state and local taxes.
* The composition of the Fund's portfolio is subject to change.

AMSOUTH MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                January 31, 1999
                (Amounts in thousands, except per share amounts)
                                  (Unaudited)

                                        Equity               Enhanced  Capital
                                        Income     Equity     Market   Growth
                                         Fund       Fund       Fund     Fund
                                        -------  ----------  --------  -------
ASSETS:
Investments, at value (Cost $36,624;
 $688,665; $11,965 and $19,198, re-
 spectively)..........................  $42,567  $1,038,336  $14,742   $24,829
Cash..................................       --          --       --     1,729
Interest and dividends receivable.....       86       1,803       18        14
Receivable for capital shares issued..        9          36       80        61
Receivable from brokers for invest-
 ments sold...........................      539       3,403       --        --
Net variation margin receivable on
 open future contracts................       --          --       12        --
Prepaid expenses and other assets.....        7          14       10         8
                                        -------  ----------  -------   -------
   Total Assets.......................   43,208   1,043,592   14,862    26,641
                                        -------  ----------  -------   -------
LIABILITIES:
Payable for capital shares redeemed...       76         313       42         8
Dividends payable.....................        8       1,114       11        --
Payable to brokers for investments
 purchased............................      482          --       --     1,053
Accrued expenses and other payables:
 Investment advisory fees.............       29         709        5        15
 Administration fees..................        1          28       --         1
 Distribution fees....................       13          27        3         7
 Accounting fees......................        1           4       --        --
 Transfer agent fees..................        2          16       --         1
 Custodian fees.......................       --          12       --        --
 Other................................        5          74        2         1
                                        -------  ----------  -------   -------
   Total Liabilities..................      617       2,297       63     1,086
                                        -------  ----------  -------   -------
NET ASSETS:
Capital...............................   37,488     646,138   11,950    19,976
Undistributed (distributions in excess
 of) net investment income............       (4)        (78)      (2)      (51)
Net unrealized appreciation (deprecia-
 tion) from investments...............    5,943     349,671    2,793     5,631
Undistributed (distributions in excess
 of) net realized gains from invest-
 ment transactions....................     (836)     45,564       58        (1)
                                        -------  ----------  -------   -------
   Net Assets.........................  $42,591  $1,041,295  $14,799   $25,555
                                        =======  ==========  =======   =======
Net Assets
 Classic Shares.......................  $24,672  $   75,512  $12,998   $12,033
 Premier Shares.......................    9,830     955,542      549     8,285
 B Shares.............................    8,089      10,241    1,252     5,237
                                        -------  ----------  -------   -------
   Total..............................  $42,591  $1,041,295  $14,799   $25,555
                                        =======  ==========  =======   =======
Outstanding units of beneficial inter-
 est (shares)
 Classic Shares.......................    1,948       3,194      980       849
 Premier Shares.......................      776      40,405       41       583
 B Shares.............................      641         434       94       374
                                        -------  ----------  -------   -------
   Total..............................    3,365      44,033    1,115     1,806
                                        =======  ==========  =======   =======
Net asset value
 Classic Shares--redemption price per
  share...............................  $ 12.67  $    23.64  $ 13.27   $ 14.17
                                        =======  ==========  =======   =======
 Premier Shares--offering and redemp-
  tion price per share................  $ 12.67  $    23.65  $ 13.27   $ 14.22
                                        =======  ==========  =======   =======
 B Shares*--offering price per share..  $ 12.63  $    23.57  $ 13.25   $ 14.01
                                        =======  ==========  =======   =======
Maximum sales charge (Classic Shares).     4.50%       4.50%    4.50%     4.50%
                                        -------  ----------  -------   -------
Maximum offering price (100%/(100%-
 maximum sales charge) of net asset
 value adjusted to the nearest cent)
 per share (Classic Shares)...........  $ 13.27  $    24.75  $ 13.90   $ 14.84
                                        =======  ==========  =======   =======

--------
* Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                January 31, 1999
                (Amounts in thousands, except per share amounts)
                                  (Unaudited)

                                           Select   Regional   Small
                                           Equity    Equity     Cap    Balanced
                                            Fund      Fund     Fund      Fund
                                           -------  --------  -------  --------
ASSETS:
Investments, at value (Cost $13,809;
 $81,121; $8,316 and $303,542, respec-
 tively).................................  $15,581  $110,830  $ 9,571  $382,041
Interest and dividends receivable........        6       143        1     3,061
Receivable for capital shares issued.....       40        --       --       553
Receivable from brokers for investments
 sold....................................      111        --      674       850
Prepaid expenses and other assets........        7        13        8         5
                                           -------  --------  -------  --------
   Total Assets..........................   15,745   110,986   10,254   386,510
                                           -------  --------  -------  --------
LIABILITIES:
Payable for capital shares redeemed......       39       329       --        92
Dividends payable........................       --        --       --       448
Payable to brokers for investments pur-
 chased..................................      431        --      820        --
Accrued expenses and other payables:
 Investment advisory fees................       10        79        9       261
 Administration fees.....................       --         3       --        11
 Distribution fees.......................        2        10        1        18
 Accounting fees.........................        1         1        1         2
 Transfer agent fees.....................       --         3       --         6
 Custodian fees..........................       --         2       --         5
 Other...................................        3        11        6        27
                                           -------  --------  -------  --------
   Total Liabilities.....................      486       438      837       870
                                           -------  --------  -------  --------
NET ASSETS:
Capital..................................   13,390    78,634   10,110   296,244
Undistributed (distributions in excess
 of) net investment income...............       (9)      (15)     (40)       30
Net unrealized appreciation (deprecia-
 tion) from investments..................    1,772    29,709    1,255    78,499
Undistributed (distributions in excess
 of) net realized gains from investment
 transactions............................      106     2,220   (1,908)   10,867
                                           -------  --------  -------  --------
   Net Assets............................  $15,259  $110,548  $ 9,417  $385,640
                                           =======  ========  =======  ========
Net Assets
 Classic Shares..........................  $13,870  $ 31,951  $ 1,379  $ 46,157
 Premier Shares..........................      692    76,856    7,061   331,322
 B Shares................................      697     1,741      977     8,161
                                           -------  --------  -------  --------
   Total.................................  $15,259  $110,548  $ 9,417  $385,640
                                           =======  ========  =======  ========
Outstanding units of beneficial interest
 (shares)
 Classic Shares..........................    1,165     1,355      155     3,148
 Premier Shares..........................       58     3,253      790    22,599
 B Shares................................       59        74      110       558
                                           -------  --------  -------  --------
   Total.................................    1,282     4,682    1,055    26,305
                                           =======  ========  =======  ========
Net asset value
 Classic Shares--redemption price per
  share..................................  $ 11.91  $  23.59  $  8.92  $  14.66
                                           =======  ========  =======  ========
 Premier Shares--offering and redemption
  price per share........................  $ 11.91  $  23.63  $  8.94  $  14.66
                                           =======  ========  =======  ========
 B Shares*--offering price per share.....  $ 11.88  $  23.41  $  8.86  $  14.63
                                           =======  ========  =======  ========
Maximum sales charge (Classic Shares)....     4.50%     4.50%    4.50%     4.50%
                                           -------  --------  -------  --------
Maximum offering price (100%/(100%-maxi-
 mum sales charge) of net asset value ad-
 justed to the nearest cent) per share
 (Classic Shares)........................  $ 12.47  $  24.70  $  9.34  $  15.35
                                           =======  ========  =======  ========

--------
* Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                January 31, 1999
                (Amounts in thousands, except per share amounts)
                                  (Unaudited)

                               Limited   Government           Municipal  Florida
                               Maturity    Income     Bond      Bond     Tax-Free
                                 Fund       Fund      Fund      Fund       Fund
                               --------  ---------- --------  ---------  --------
ASSETS:
Investments, at value (Cost
 $107,203; $9,096; $336,048;
 $306,145 and $66,799,
 respectively)...............  $110,334    $9,444   $355,047  $323,220   $70,018
Interest and dividends re-
 ceivable....................     2,185        79      5,527     4,796       749
Receivable for capital shares
 issued......................        --        10         27        --        --
Prepaid expenses and other
 assets......................         2         1          4         3         5
                               --------    ------   --------  --------   -------
   Total Assets..............   112,521     9,534    360,605   328,019    70,772
                               --------    ------   --------  --------   -------
LIABILITIES:
Payable for capital shares
 redeemed....................         3         5          4        --        --
Dividends payable............       436        31      1,485       971       198
Payable to brokers for in-
 vestments purchased.........        --        --      3,066        --     1,046
Accrued expenses and other
 payables:
 Investment advisory fees....        48         2        149       110        17
 Administration fees.........         2        --          6         5         1
 Distribution fees...........        --         2          1        --         1
 Accounting fees.............         1        --          1         2        --
 Transfer agent fees.........         1        --          3         2        --
 Custodian fees..............         1        --          4         4         1
 Other.......................         9         4         31        36        10
                               --------    ------   --------  --------   -------
   Total Liabilities.........       501        44      4,750     1,130     1,274
                               --------    ------   --------  --------   -------
NET ASSETS:
Capital......................   110,223     9,538    335,768   308,599    66,211
Undistributed (distributions
 in excess of) net investment
 income......................        35         2        119        69        15
Net unrealized appreciation
 (depreciation) from invest-
 ments.......................     3,131       348     18,999    17,075     3,219
Undistributed (distributions
 in excess of) net realized
 gains from investment
 transactions................    (1,369)     (398)       969     1,146        53
                               --------    ------   --------  --------   -------
   Net Assets................  $112,020    $9,490   $355,855  $326,889   $69,498
                               ========    ======   ========  ========   =======
Net Assets
 Classic Shares..............  $  2,096    $6,916   $  7,250  $  2,139   $ 8,355
 Premier Shares..............   109,900     2,574    346,740   324,750    61,143
 B Shares....................        24        --      1,865        --        --
                               --------    ------   --------  --------   -------
   Total.....................  $112,020    $9,490   $355,855  $326,889   $69,498
                               ========    ======   ========  ========   =======
Outstanding units of benefi-
 cial interest (shares)
 Classic Shares..............       198       692        646       208       785
 Premier Shares..............    10,406       258     30,895    31,526     5,745
 B Shares....................         2        --        166        --        --
                               --------    ------   --------  --------   -------
   Total.....................    10,606       950     31,707    31,734     6,530
                               ========    ======   ========  ========   =======
Net asset value
 Classic Shares--redemption
  price per share............  $  10.56    $ 9.99   $  11.22  $  10.30   $ 10.64
                               ========    ======   ========  ========   =======
 Premier Shares--offering
  and redemption price per
  share......................  $  10.56    $ 9.99   $  11.22  $  10.30   $ 10.64
                               ========    ======   ========  ========   =======
 B Shares*--offering price
  per share..................  $  10.56        --   $  11.20        --        --
                               ========    ======   ========  ========   =======
Maximum sales charge (Classic
 Shares).....................      4.00%     4.00%      4.00%     4.00%     4.00%
                               --------    ------   --------  --------   -------
Maximum offering price
 (100%/(100%-maximum sales
 charge) of net asset value
 adjusted to the nearest
 cent) per share (Classic
 Shares).....................  $  11.00    $10.41   $  11.69  $  10.73   $ 11.08
                               ========    ======   ========  ========   =======

--------
* Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                January 31, 1999
                (Amounts in thousands, except per share amounts)
                                  (Unaudited)

                                                          Institutional
                                       U.S.      Prime        Prime      Tax-
                                     Treasury Obligations  Obligations  Exempt
                                       Fund      Fund         Fund       Fund
                                     -------- ----------- ------------- -------
ASSETS:
Investments, at amortized cost.....  $198,052  $550,057     $ 87,429    $96,406
Repurchase agreements, at cost.....   102,465   124,306       48,855         --
                                     --------  --------     --------    -------
   Total investments...............   300,517   674,363      136,284     96,406
Interest receivable................     2,231     2,177           23        708
Receivable from brokers for invest-
 ments sold........................    10,000        --           --         --
Prepaid expenses and other assets..        23         9            6          2
                                     --------  --------     --------    -------
   Total Assets....................   312,771   676,549      136,313     97,116
                                     --------  --------     --------    -------
LIABILITIES:
Dividends payable..................     1,018     2,550          526        210
Accrued expenses and other
 payables:
 Investment advisory fees..........       104       229            9         16
 Administration fees...............         9        19            2          3
 Distributions fees................         1        13           --          3
 Accounting fees...................         2         3            1          1
 Transfer agent fees...............        --        --            2          1
 Custodian fees....................         5         6            1          1
 Other.............................        30        56           14          6
                                     --------  --------     --------    -------
   Total Liabilities...............     1,169     2,876          555        241
                                     --------  --------     --------    -------
NET ASSETS:
Capital............................   311,594   673,680      135,758     96,876
Undistributed (distributions in ex-
 cess of) net investment income....         7        --           --         --
Undistributed (distributions in
 excess of) net realized gains from
 investment transactions...........         1        (7)          --         (1)
                                     --------  --------     --------    -------
   Net Assets......................  $311,602  $673,673     $135,758    $96,875
                                     ========  ========     ========    =======
Net Assets
 Classic Shares (a)................  $  5,942  $135,180     $135,758    $27,877
 Premier Shares....................   305,660   538,362           --     68,998
 B Shares..........................        --       131           --         --
                                     --------  --------     --------    -------
   Total...........................  $311,602  $673,673     $135,758    $96,875
                                     ========  ========     ========    =======
Outstanding units of beneficial in-
 terest (shares)
 Classic Shares (a)................     5,941   135,186      135,758     27,878
 Premier Shares....................   305,653   538,377           --     68,999
 B Shares..........................        --       131           --         --
                                     --------  --------     --------    -------
   Total...........................   311,594   673,694      135,758     96,877
                                     ========  ========     ========    =======
Net asset value--offering and re-
 demption price per share
 Classic Shares (a)................  $   1.00  $   1.00     $   1.00    $  1.00
                                     ========  ========     ========    =======
 Premier Shares....................  $   1.00  $   1.00           --    $  1.00
                                     ========  ========     ========    =======
 B Shares*.........................        --  $   1.00           --         --
                                     ========  ========     ========    =======

--------
(a) Class I shares for the Institutional Prime Obligations Fund.
 * Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            Statements of Operations
                   For the Six Months Ended January 31, 1999
                             (Amounts in thousands)
                                  (Unaudited)

                                              Equity           Enhanced Capital
                                              Income  Equity    Market  Growth
                                               Fund    Fund    Fund (a)  Fund
                                              ------  -------  -------- -------
Investment Income:
Interest income.............................. $   92  $   800   $    3  $   --
Dividend income..............................    483   10,448       70      70
                                              ------  -------   ------  ------
  Total Income...............................    575   11,248       73      70
                                              ------  -------   ------  ------
Expenses:
Investment advisory fees.....................    160    4,052       20      70
Administration fees..........................     40    1,013       11      18
Distribution fees............................     69      133       13      31
Accounting fees..............................     25      164       16      28
Transfer agent fees..........................     24      133       11      19
Custodian fees...............................      1       32       --       1
Trustee fees and expenses....................     --       11       --      --
Other........................................     19      122        3      13
                                              ------  -------   ------  ------
  Total Expenses.............................    338    5,660       74     180
Expenses voluntarily reduced.................    (32)     (25)     (40)    (59)
                                              ------  -------   ------  ------
  Net Expenses...............................    306    5,635       34     121
                                              ------  -------   ------  ------
Net Investment Income (Loss).................    269    5,613       39     (51)
                                              ------  -------   ------  ------
Realized/Unrealized Gains (Losses) From
 Investments:
Net realized gains (losses) from investment
 transactions................................   (835)  48,198       90      --
Net change in unrealized appreciation
 (depreciation) from investments.............  4,206   18,587    2,793   4,321
                                              ------  -------   ------  ------
Net realized/unrealized gains (losses) from
 investments.................................  3,371   66,785    2,883   4,321
                                              ------  -------   ------  ------
Change in net assets resulting from
 operations.................................. $3,640  $72,398   $2,922  $4,270
                                              ======  =======   ======  ======

--------
(a) For the period from September 1, 1998 (commencement of operations) through January 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            Statements of Operations
                   For the Six Months Ended January 31, 1999
                             (Amounts in thousands)
                                  (Unaudited)

                                            Select  Regional   Small
                                            Equity   Equity     Cap    Balanced
                                           Fund (a)   Fund     Fund      Fund
                                           -------- --------  -------  --------
Investment Income:
Interest income...........................  $   --  $     --  $    10  $ 5,185
Dividend income...........................      68     1,024       11    2,339
                                            ------  --------  -------  -------
  Total Income............................      68     1,024       21    7,524
                                            ------  --------  -------  -------
Expenses:
Investment advisory fees..................      40       474       44    1,520
Administration fees.......................      12       118        7      380
Distribution fees.........................      13        53        6       90
Accounting fees...........................      16        30       28       73
Transfer agent fees.......................      11        35       16       61
Custodian fees............................      --         4       --       12
Trustee fees and expenses.................      --         2       --        4
Other.....................................       4        34       10       48
                                            ------  --------  -------  -------
  Total Expenses..........................      96       750      111    2,188
Expenses voluntarily reduced or
 reimbursed...............................     (45)      (25)     (51)     (25)
                                            ------  --------  -------  -------
  Net Expenses............................      51       725       60    2,163
                                            ------  --------  -------  -------
Net Investment Income (Loss)..............      17       299      (39)   5,361
                                            ------  --------  -------  -------
Realized/Unrealized Gains (Losses) From
 Investments:
Net realized gains (losses) from
 investment transactions..................     112     2,220   (1,329)  13,282
Net change in unrealized appreciation
 (depreciation) from investments..........   1,772   (13,207)   1,335    4,107
                                            ------  --------  -------  -------
Net realized/unrealized gains (losses)
 from investments.........................   1,884   (10,987)       6   17,389
                                            ------  --------  -------  -------
Change in net assets resulting from
 operations...............................  $1,901  $(10,688) $   (33) $22,750
                                            ======  ========  =======  =======

--------
(a) For the period from September 1, 1998 (commencement of operations) through January 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            Statements of Operations
                   For the Six Months Ended January 31, 1999
                             (Amounts in thousands)
                                  (Unaudited)

                                Limited  Government          Municipal Florida
                                Maturity   Income    Bond      Bond    Tax-Free
                                  Fund      Fund     Fund      Fund      Fund
                                -------- ---------- -------  --------- --------
Investment Income:
Interest income................  $3,535     $302    $10,389   $ 7,577   $1,515
Dividend income................      44        5        276       108       23
                                 ------     ----    -------   -------   ------
  Total Income.................   3,579      307     10,665     7,685    1,538
                                 ------     ----    -------   -------   ------
Expenses:
Investment advisory fees.......     372       33      1,133     1,074      218
Administration fees............     115       10        348       330       67
Distribution fees..............       5       10         15         3       11
Accounting fees................      31       20         68        64       25
Transfer agent fees............      22       12         51        43       21
Custodian fees.................       3       --         10        10        2
Trustee fees and expenses......       1       --          4         3        1
Other..........................      16        3         46        50        6
                                 ------     ----    -------   -------   ------
  Total Expenses...............     565       88      1,675     1,577      351
Expenses voluntarily reduced...    (155)     (54)      (431)     (562)    (184)
                                 ------     ----    -------   -------   ------
  Net Expenses.................     410       34      1,244     1,015      167
                                 ------     ----    -------   -------   ------
Net Investment Income..........   3,169      273      9,421     6,670    1,371
                                 ------     ----    -------   -------   ------
Realized/Unrealized Gains
 (Losses) From Investments:
Net realized gains (losses)
 from investment transactions..     (15)      13      3,296     1,667      234
Net change in unrealized
 appreciation (depreciation)
 from investments..............   1,406      110      6,040     6,960    1,290
                                 ------     ----    -------   -------   ------
Net realized/unrealized gains
 (losses) from investments.....   1,391      123      9,336     8,627    1,524
                                 ------     ----    -------   -------   ------
Change in net assets resulting
 from operations...............  $4,560     $396    $18,757   $15,297   $2,895
                                 ======     ====    =======   =======   ======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            Statements of Operations
                   For the Six Months Ended January 31, 1999
                             (Amounts in thousands)
                                  (Unaudited)

                                                          Institutional
                                       U.S.      Prime        Prime      Tax-
                                     Treasury Obligations  Obligations  Exempt
                                       Fund      Fund       Fund (a)     Fund
                                     -------- ----------- ------------- ------
Investment Income:
Interest income.....................  $7,835    $18,795      $2,211     $1,357
Dividend income.....................      --         --         135         97
                                      ------    -------      ------     ------
  Total Income......................   7,835     18,795       2,346      1,454
                                      ------    -------      ------     ------
Expenses:
Investment advisory fees............     634      1,392          91        175
Administration fees.................     317        696          45         88
Distribution fees...................       8        162          --         33
Accounting fees.....................      54        116          15         25
Transfer agent fees.................      47         85          14         19
Custodian fees......................      11         20           3          3
Trustee fees and expenses...........       3          7           1          1
Other...............................      46         79          21         11
                                      ------    -------      ------     ------
  Total Expenses....................   1,120      2,557         190        355
Expenses voluntarily reduced........     (21)      (122)        (96)      (128)
                                      ------    -------      ------     ------
  Net Expenses......................   1,099      2,435          94        227
                                      ------    -------      ------     ------
Net Investment Income...............   6,736     16,360       2,252      1,227
                                      ------    -------      ------     ------
Realized/Unrealized Gains (Losses)
 From Investments:
Net realized gains (losses) from
 investment transactions............      --          2          --          1
                                      ------    -------      ------     ------
Net realized/unrealized gains
 (losses) from investments..........      --          2          --          1
                                      ------    -------      ------     ------
Change in net assets resulting from
 operations.........................  $6,736    $16,362      $2,252     $1,228
                                      ======    =======      ======     ======

--------
(a) For the period from September 15, 1998 (commencement of operations) through January 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                             Equity Income                                     Enhanced Market    Capital Growth
                                  Fund                  Equity Fund                 Fund               Fund
                          --------------------     -----------------------     --------------- --------------------
                          Six Months    Year       Six Months      Year            Period      Six Months   Period
                             Ended     Ended          Ended       Ended             Ended         Ended     Ended
                          January 31, July 31,     January 31,   July 31,        January 31,   January 31, July 31,
                             1999       1998          1999         1998           1999 (b)        1999     1998 (a)
                          ----------- --------     -----------  ----------     --------------- ----------- --------
From Investment Activi-
 ties:
Operations:
 Net investment income
  (loss)................    $   269   $   670      $    5,613   $   12,002         $    39       $   (51)  $   (39)
 Net realized gains
  (losses) from
  investment
  transactions..........       (835)    1,649          48,198      124,775              90            --       177
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........      4,206      (405)         18,587      (21,447)          2,793         4,321     1,310
                            -------   -------      ----------   ----------         -------       -------   -------
Change in net assets
 resulting from
 operations.............      3,640     1,914          72,398      115,330           2,922         4,270     1,448
                            -------   -------      ----------   ----------         -------       -------   -------
Distributions to Classic
 Shareholders:
 From net investment
  income................       (175)     (500)           (315)      (1,668)            (39)           --        --
 In excess of net
  investment income.....         --        (2)             --           (1)             --            --        --
 From net realized gains
  from investment
  transactions..........       (525)     (763)         (7,000)      (3,043)            (30)          (69)       --
Distributions to Premier
 Shareholders:
 From net investment
  income................        (69)     (132)(c)      (5,351)     (10,624)(c)          (1)(e)        --        --
 In excess of net
  investment income.....         --        -- (c)          --          (13)(c)          -- (e)        --        --
 From net realized gains
  from investment
  transactions..........       (184)     (189)(c)     (94,909)     (47,629)(c)          -- (e)       (40)       --
Distributions to Class B
 Shareholders:
 From net investment
  income................        (30)      (53)(d)         (11)         (18)(d)          (1)(f)        --        --
 From net realized gains
  from investment
  transactions..........       (167)      (67)(d)        (935)         (85)(d)          (2)(f)       (31)       --
                            -------   -------      ----------   ----------         -------       -------   -------
Change in net assets
 from shareholder
 distributions..........     (1,150)   (1,706)       (108,521)     (63,081)            (73)         (140)       --
                            -------   -------      ----------   ----------         -------       -------   -------
Capital Transactions:
 Proceeds from shares
  issued................      4,919    25,509         109,190      190,614          12,163         7,759    15,506
 Dividends reinvested...        983     1,376          24,113       15,125              61           101        --
 Cost of shares
  redeemed..............     (8,307)   (6,860)        (84,554)    (204,304)           (274)       (2,456)     (933)
                            -------   -------      ----------   ----------         -------       -------   -------
Change in net assets
 from share
 transactions...........     (2,405)   20,025          48,749        1,435          11,950         5,404    14,573
                            -------   -------      ----------   ----------         -------       -------   -------
Change in net assets....         85    20,233          12,626       53,684          14,799         9,534    16,021
Net Assets:
 Beginning of period....     42,506    22,273       1,028,669      974,985              --        16,021        --
                            -------   -------      ----------   ----------         -------       -------   -------
 End of period..........    $42,591   $42,506      $1,041,295   $1,028,669         $14,799       $25,555   $16,021
                            =======   =======      ==========   ==========         =======       =======   =======
Share Transactions:
 Issued.................        420     2,121           4,684        8,021           1,133           642     1,467
 Reinvested.............         85       118           1,079          664               5             8        --
 Redeemed...............       (716)     (563)         (3,590)      (8,575)            (22)         (225)      (87)
                            -------   -------      ----------   ----------         -------       -------   -------
Change in shares........       (211)    1,676           2,173          110           1,116           425     1,380
                            =======   =======      ==========   ==========         =======       =======   =======

--------
(a) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(b) For the period from September 1, 1998 (commencement of operations) through January 31, 1999.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(e) For the period from December 14, 1998 (commencement of operations) through January 31, 1999.
(f) For the period from September 2, 1998 (commencement of operations) through January 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                          Select Equity   Regional Equity             Small Cap                Balanced
                              Fund              Fund                     Fund                    Fund
                          ------------- --------------------     --------------------    --------------------
                             Period     Six Months    Year       Six Months   Period     Six Months    Year
                              Ended        Ended     Ended          Ended     Ended         Ended     Ended
                           January 31,  January 31, July 31,     January 31, July 31,    January 31, July 31,
                            1999 (b)       1999       1998          1999     1998 (a)       1999       1998
                          ------------- ----------- --------     ----------- --------    ----------- --------
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................     $    17     $    299   $    520       $  (39)    $  (19)     $  5,361   $ 10,904
 Net realized gains
  (losses) from
  investment
  transactions..........         112        2,220      8,874       (1,329)      (579)       13,282     36,908
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........       1,772      (13,207)    (9,341)       1,335        (80)        4,107    (13,602)
                             -------     --------   --------       ------     ------      --------   --------
Change in net assets
 resulting from
 operations.............       1,901      (10,688)        53          (33)      (678)       22,750     34,210
                             -------     --------   --------       ------     ------      --------   --------
Distributions to Classic
 Shareholders:
 From net investment
  income................         (26)         (74)      (133)          --         --          (636)    (2,131)
 In excess of net
  investment income.....          --           --         (8)          --         --            --         --
 From net realized gains
  from investment
  transactions..........          (6)      (2,101)    (1,577)          --         --        (3,540)    (3,102)
Distributions to Premier
 Shareholders:
 From net investment
  income................          --         (238)      (390)(c)       --         -- (c)    (4,967)    (8,628)(c)
 In excess of net
  investment income.....          --           --        (18)(c)       --         -- (c)        --         (1)(c)
 Tax return of capital..          --           --         -- (c)       --         (1)(c)        --         -- (c)
 From net realized gains
  from investment
  transactions..........          --       (4,935)    (3,440)(c)       --         -- (c)   (25,304)   (19,894)(c)
Distributions to Class B
 Shareholders:
 From net investment
  income................          --           (1)        (1)(d)       --         --           (68)       (43)(e)
 From net realized gains
  from investment
  transactions..........          --         (110)       (26)(d)       --         --          (554)       (71)(e)
                             -------     --------   --------       ------     ------      --------   --------
Change in net assets
 from shareholder
 distributions..........         (32)      (7,459)    (5,593)          --         (1)      (35,069)   (33,870)
                             -------     --------   --------       ------     ------      --------   --------
Capital Transactions:
 Proceeds from shares
  issued................      13,856        8,128     31,703        2,735      8,135        40,816     96,873
 Dividends reinvested...          31        3,631      3,015           --         --        20,982     22,522
 Cost of shares
  redeemed..............        (497)     (22,671)   (39,409)        (600)      (141)      (45,588)  (110,755)
                             -------     --------   --------       ------     ------      --------   --------
Change in net assets
 from share
 transactions...........      13,390      (10,912)    (4,691)       2,135      7,994        16,210      8,640
                             -------     --------   --------       ------     ------      --------   --------
Change in net assets....      15,259      (29,059)   (10,231)       2,102      7,315         3,891      8,980
Net Assets:
 Beginning of period....          --      139,607    149,838        7,315         --       381,749    372,769
                             -------     --------   --------       ------     ------      --------   --------
 End of period..........     $15,259     $110,548   $139,607       $9,417     $7,315      $385,640   $381,749
                             =======     ========   ========       ======     ======      ========   ========
Share Transactions:
 Issued.................       1,323          341      1,076          330        815         2,751      6,447
 Reinvested.............           3          155        105           --         --         1,462      1,540
 Redeemed...............         (44)        (947)    (1,354)         (76)       (15)       (3,054)    (7,345)
                             -------     --------   --------       ------     ------      --------   --------
Change in shares........       1,282         (451)      (173)         254        800         1,159        642
                             =======     ========   ========       ======     ======      ========   ========

--------
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b) For the period from September 1, 1998 (commencement of operations) through January 31, 1999.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) The Regional Equity Fund Class B Shares commenced operations on September 3, 1997.
(e) The Balanced Fund Class B Shares commenced operations on September 2, 1997.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                            Limited Maturity            Government
                                  Fund                 Income Fund               Bond Fund
                          --------------------     --------------------     --------------------
                          Six Months    Year       Six Months    Year       Six Months    Year
                             Ended     Ended          Ended     Ended          Ended     Ended
                          January 31, July 31,     January 31, July 31,     January 31, July 31,
                             1999       1998          1999       1998          1999       1998
                          ----------- --------     ----------- --------     ----------- --------
From Investment
 Activities:
Operations:
 Net investment income..   $  3,169   $  6,785       $  273    $   632       $  9,421   $ 18,122
 Net realized gains
  (losses) from
  investment
  transactions..........        (15)       847           13        145          3,296      3,531
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........      1,406       (738)         110          2          6,040      1,192
                           --------   --------       ------    -------       --------   --------
Change in net assets
 resulting from
 operations.............      4,560      6,894          396        779         18,757     22,845
                           --------   --------       ------    -------       --------   --------
Distributions to Classic
 Shareholders:
 From net investment
  income................       (103)      (794)        (205)      (513)          (201)    (1,784)
 In excess of net
  investment income.....         --         --           --        (48)            --         --
 From net realized gains
  from investment
  transactions..........         --         --           --         --            (87)       (18)
Distributions to Premier
 Shareholders:
 From net investment
  income................     (3,094)    (6,023)(a)      (69)       (57)(a)     (9,347)   (16,698)(a)
 In excess of net
  investment income.....         --         -- (a)       --        (15)(a)         --         -- (a)
 From net realized gains
  from investment
  transactions..........         --         -- (a)       --         -- (a)     (3,998)      (788)(a)
Distributions to Class B
 Shareholders:
 From net investment
  income................         --         --           --         --            (27)        (9)(b)
 From net realized gains
  from investment
  transactions..........         --         --           --         --            (18)        -- (b)
                           --------   --------       ------    -------       --------   --------
Change in net assets
 from shareholder
 distributions..........     (3,197)    (6,817)        (274)      (633)       (13,678)   (19,297)
                           --------   --------       ------    -------       --------   --------
Capital Transactions:
 Proceeds from shares
  issued................     12,231     20,184          607      3,053         44,547     99,873
 Dividends reinvested...        355        633          129        320          3,154      5,321
 Cost of shares
  redeemed..............    (12,413)   (49,085)      (2,065)    (4,444)       (32,329)   (85,219)
                           --------   --------       ------    -------       --------   --------
Change in net assets
 from share
 transactions...........        173    (28,268)      (1,329)    (1,071)        15,372     19,975
                           --------   --------       ------    -------       --------   --------
Change in net assets....      1,536    (28,191)      (1,207)      (925)        20,451     23,523
Net Assets:
 Beginning of period....    110,484    138,675       10,697     11,622        335,404    311,881
                           --------   --------       ------    -------       --------   --------
 End of period..........   $112,020   $110,484       $9,490    $10,697       $355,855   $335,404
                           ========   ========       ======    =======       ========   ========
Share Transactions:
 Issued.................      1,154      1,930           60        310          3,938      9,081
 Reinvested.............         34         61           13         33            279        485
 Redeemed...............     (1,173)    (4,702)        (206)      (451)        (2,854)    (7,771)
                           --------   --------       ------    -------       --------   --------
Change in shares........         15     (2,711)        (133)      (108)         1,363      1,795
                           ========   ========       ======    =======       ========   ========

--------
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 16, 1997 (commencement of operations) to July 31, 1998.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                                          Florida Tax-Free
                               Municipal Bond Fund              Fund
                               --------------------     --------------------
                               Six Months    Year       Six Months    Year
                                  Ended     Ended          Ended     Ended
                               January 31, July 31,     January 31, July 31,
                                  1999       1998          1999       1998
                               ----------- --------     ----------- --------
From Investment Activities:
Operations:
 Net investment income.......   $  6,670   $ 14,134       $ 1,371   $ 2,435
 Net realized gains (losses)
  from investment
  transactions...............      1,667      3,647           234       418
 Net change in unrealized
  appreciation (depreciation)
  from investments...........      6,960     (3,346)        1,290      (353)
                                --------   --------       -------   -------
Change in net assets
 resulting from operations...     15,297     14,435         2,895     2,500
                                --------   --------       -------   -------
Distributions to Classic
 Shareholders:
 From net investment income..        (46)    (1,218)         (173)     (413)
 From net realized gains from
  investment transactions....        (21)        (5)          (50)      (25)
Distributions to Premier
 Shareholders:
 From net investment income..     (6,555)   (12,911)(a)    (1,182)   (2,016)(a)
 In excess of net investment
  income.....................         --         (6)(a)        --        (1)(a)
 From net realized gains from
  investment transactions....     (3,341)      (816)(a)      (333)     (322)(a)
                                --------   --------       -------   -------
Change in net assets from
 shareholder distributions...     (9,963)   (14,956)       (1,738)   (2,777)
                                --------   --------       -------   -------
Capital Transactions:
 Proceeds from shares issued.     20,713     54,703         9,930    24,956
 Dividends reinvested........        130        100           217       218
 Cost of shares redeemed.....    (28,441)   (63,062)       (5,838)  (14,553)
                                --------   --------       -------   -------
Change in net assets from
 share transactions..........     (7,598)    (8,259)        4,309    10,621
                                --------   --------       -------   -------
Change in net assets.........     (2,264)    (8,780)        5,466    10,344
Net Assets:
 Beginning of period.........    329,153    337,933        64,032    53,688
                                --------   --------       -------   -------
 End of period...............   $326,889   $329,153       $69,498   $64,032
                                ========   ========       =======   =======
Share Transactions:
 Issued......................      2,018      5,391           937     2,383
 Reinvested..................         12         10            20        21
 Redeemed....................     (2,767)    (6,210)         (551)   (1,392)
                                --------   --------       -------   -------
Change in shares.............       (737)      (809)          406     1,012
                                ========   ========       =======   =======

--------
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                  U.S. Treasury Fund    Prime Obligations Fund
                                 ---------------------  -----------------------
                                 Six Months    Year     Six Months     Year
                                    Ended      Ended       Ended       Ended
                                 January 31, July 31,   January 31,   July 31
                                    1999       1998        1999        1998
                                 ----------- ---------  ----------- -----------
From Investment Activities:
Operations:
 Net investment income.........   $   6,736  $  14,654   $  16,360  $    31,203
 Net realized gains (losses)
  from investment transactions.          --          7           2           --
                                  ---------  ---------   ---------  -----------
Change in net assets resulting
 from operations...............       6,736     14,661      16,362       31,203
                                  ---------  ---------   ---------  -----------
Distributions to Classic Share-
 holders:
 From net investment income....        (142)      (350)     (2,983)      (5,957)
Distributions to Premier Share-
 holders:
 From net investment income....      (6,594)   (14,304)    (13,375)     (25,246)
Distributions to Class B Share-
 holders:
 From net investment income....          --         --          (2)          --
                                  ---------  ---------   ---------  -----------
Change in net assets from
 shareholder distributions.....      (6,736)   (14,654)    (16,360)     (31,203)
                                  ---------  ---------   ---------  -----------
Capital Transactions:
 Proceeds from shares issued...     377,490    969,887     997,962    1,553,766
 Dividends reinvested..........         716        737       3,904        7,810
 Cost of shares redeemed.......    (426,729)  (929,752)   (925,130)  (1,492,634)
                                  ---------  ---------   ---------  -----------
Change in net assets from share
 transactions..................     (48,523)    40,872      76,736       68,942
                                  ---------  ---------   ---------  -----------
Change in net assets...........     (48,523)    40,879      76,738       68,942
Net Assets:
 Beginning of period...........     360,125    319,246     596,935      527,993
                                  ---------  ---------   ---------  -----------
 End of period.................   $ 311,602  $ 360,125   $ 673,673  $   596,935
                                  =========  =========   =========  ===========
Share Transactions:
 Issued........................     377,490    969,887     997,962    1,553,766
 Reinvested....................         716        737       3,904        7,810
 Redeemed......................    (426,729)  (929,752)   (925,130)  (1,492,634)
                                  ---------  ---------   ---------  -----------
Change in shares...............     (48,523)    40,872      76,736       68,942
                                  =========  =========   =========  ===========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                            Institutional
                                                Prime
                                             Obligations
                                                Fund         Tax-Exempt Fund
                                            ------------- ---------------------
                                               Period     Six Months    Year
                                                Ended        Ended      Ended
                                             January 31,  January 31, July 31,
                                              1999 (a)       1999       1998
                                            ------------- ----------- ---------
From Investment Activities:
Operations:
 Net investment income....................    $   2,252    $   1,227  $   2,696
 Net realized gains (losses) from
  investment transactions.................           --            1         --
                                              ---------    ---------  ---------
Change in net assets resulting from
 operations...............................        2,252        1,228      2,696
                                              ---------    ---------  ---------
Distributions to Classic Shareholders (b):
 From net investment income...............       (2,252)        (364)      (691)
Distributions to Premier Shareholders:
 From net investment income...............           --         (863)    (2,005)
                                              ---------    ---------  ---------
Change in net assets from shareholder
 distributions............................       (2,252)      (1,227)    (2,696)
                                              ---------    ---------  ---------
Capital Transactions:
 Proceeds from shares issued..............      328,068      114,812    225,711
 Dividends reinvested.....................           --          375        698
 Cost of shares redeemed..................     (192,310)    (109,054)  (219,023)
                                              ---------    ---------  ---------
Change in net assets from share
 transactions.............................      135,758        6,133      7,386
                                              ---------    ---------  ---------
Change in net assets......................      135,758        6,134      7,386
Net Assets:
 Beginning of period......................           --       90,741     83,355
                                              ---------    ---------  ---------
 End of period............................    $ 135,758    $  96,875  $  90,741
                                              =========    =========  =========
Share Transactions:
 Issued...................................      328,068      114,812    225,711
 Reinvested...............................           --          375        698
 Redeemed.................................     (192,310)    (109,054)  (219,023)
                                              ---------    ---------  ---------
Change in shares..........................      135,758        6,133      7,386
                                              =========    =========  =========

--------
(a) For the period from September 15, 1998 (commencement of operations) through January 31, 1999.
(b) Class I shares for the Institutional Prime Obligations Fund.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Equity Income Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Common Stocks & Securities Convertible to
  Common Stock (98.2%):
 Basic Materials (2.9%):
  10,500   E.I. du Pont de Nemours....................................   $   537
  14,300   Monsanto, 6.50%, (ACES)....................................       699
                                                                         -------
                                                                           1,236
                                                                         -------
 Capital Goods/Diversified (6.0%):
  15,100   Emerson Electric Co. ......................................       879
   9,800   General Electric Co. ......................................     1,028
  26,000   Ingersoll-Rand Co., 6.75%, PRIDES..........................       640
                                                                         -------
                                                                           2,547
                                                                         -------
 Consumer Cyclical (3.0%):
  11,050   Ford Motor Co. ............................................       679
  11,400   Newell Financial Trust, 5.25%, CVT. PFD....................       607
                                                                         -------
                                                                           1,286
                                                                         -------
 Energy (5.9%):
   6,704   BP Amoco PLC ADR...........................................       544
   8,900   Mobil Corp. ...............................................       779
  19,300   Shell Transport & Trading Co. PLC ADR......................       589
  18,500   Williams Cos., Inc. .......................................       611
                                                                         -------
                                                                           2,523
                                                                         -------
 Finance (15.1%):
  11,700   Fannie Mae.................................................       853
   6,975   J.P. Morgan & Co., Inc. ...................................       736
   9,350   Jefferson Pilot/Bank America (ACES)........................     1,047
  40,200   Lincoln National Corp., 7.75%, PRIDES......................     1,002
  35,700   National Australia Bank, 7.88%, CVT. PFD...................     1,085
  46,000   Waddell Reed Financial--Class B............................       963
  12,550   Wilmington Trust Corp. ....................................       750
                                                                         -------
                                                                           6,436
                                                                         -------
 Health Care (11.7%):
  14,200   American Home Products Corp. ..............................       833
  10,900   Bausch & Lomb, Inc. .......................................       669
  10,150   Baxter International, Inc. ................................       720
   9,800   Bristol-Myers Squibb Co. ..................................     1,257
  10,100   Johnson & Johnson..........................................       859
   6,600   Perkin-Elmer Corp. ........................................       627
                                                                         -------
                                                                           4,965
                                                                         -------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Common Stocks & Securities Convertible to
  Common Stock, continued:
 Retailing (6.5%):
    1,160  Costco Companies, 0.00%, 8/19/17...........................   $ 1,112
       21  Dollar General STRYPES Trust, 8.50%, 5/15/01...............       787
      610  Rite Aid Corp., 5.25%, 9/15/02.............................       883
                                                                         -------
                                                                           2,782
                                                                         -------
 Services (5.7%):
    9,800  McDonald's Corp. ..........................................       772
   29,600  SYSCO Corp. ...............................................       807
   26,000  The Walt Disney Co. .......................................       858
                                                                         -------
                                                                           2,437
                                                                         -------
 Staples (8.4%):
   23,500  Conagra, Inc. .............................................       764
   13,850  H.J. Heinz Co. ............................................       780
   12,100  Hershey Foods Corp. .......................................       681
   19,200  McCormick & Co., Inc. .....................................       566
   16,800  Philip Morris Cos., Inc. ..................................       789
                                                                         -------
                                                                           3,580
                                                                         -------
 Technology (21.7%):
   12,500  Airtouch/Mediaone, 6.25%, CVT. PFD.........................     1,028
   14,900  Computer Associates International, Inc. ...................       754
   17,900  Electronic Data Systems Corp. .............................       939
  245,000  EMC Corp., 3.25%, CVT. BD..................................     1,177
   10,950  Hewlett-Packard Co. .......................................       858
    6,600  Intel Corp. ...............................................       930
   16,500  Lockheed Martin Corp. .....................................       582
   13,500  Motorola, Inc. ............................................       975
   14,700  Pitney Bowes, Inc. ........................................     1,012
    8,100  Xerox Corp. ...............................................     1,004
                                                                         -------
                                                                           9,259
                                                                         -------
 Transportation (1.0%):
    9,100  Union Pacific Corp., 6.25%, CVT. PFD.......................       444
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Equity Income Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Common Stocks & Securities Convertible to
  Common Stock, continued:
 Utilities (10.3%):
   14,500  Ameritech Corp. ...........................................   $   944
   25,000  BCE Inc. ..................................................     1,116
   22,700  Texas Utilities Co., 9.25%, PRIDES.........................     1,257
   17,000  U.S. West, Inc. ...........................................     1,049
                                                                         -------
                                                                           4,366
                                                                         -------
  Total Common Stocks & Securities Convertible to Common Stock            41,861
                                                                         -------
 Cash Equivalents (1.7%):
  706,196  AmSouth Prime Obligations Fund.............................       706
                                                                         -------
  Total (Cost $36,624) (a)                                               $42,567
                                                                         =======

--------
Percentages indicated are based on net assets of $42,591.
(a) Represents cost for federal income tax purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation.............................................. $6,752
   Unrealized depreciation..............................................   (809)
                                                                         ------
   Net unrealized appreciation.......................................... $5,943
                                                                         ======

ACES--Automatic Common Exchange Securities
ADR--American Depository Receipt
CVT. BD.--Convertible Bond
CVT. PFD.--Convertible Preferred
PLC--Public Limited Co.
PRIDES--Preferred Redeemable Increased Dividend Equity Securities
STRYPES--Structured Yield Product Exchangeable for Stock

Breakdown of Sectors

Common Stocks............................................................  71.6%
Convertible Preferred Stocks.............................................  14.9%
Convertible Bonds........................................................  11.7%
Investment Companies.....................................................   1.7%
                                                                           -----
 Total...................................................................  99.9%
                                                                           =====

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------
 Common Stocks (96.6%):
 Apparel (0.4%):
   600,000 Phillips-Van Heusen Corp. ..............................   $    3,788
                                                                      ----------
 Automotive (2.3%):
   396,000 Ford Motor Co. .........................................       24,329
                                                                      ----------
 Automotive Parts (1.5%):
   392,000 Arvin Industries, Inc. .................................       15,509
                                                                      ----------
 Banking (5.5%):
   160,000 BankAmerica Corp. ......................................       10,700
   150,000 J.P. Morgan & Co., Inc. ................................       15,825
   735,000 Washington Mutual, Inc. ................................       30,870
                                                                      ----------
                                                                          57,395
                                                                      ----------
 Beverages (1.7%):
   400,000 Diageo PLC ADR..........................................       18,025
                                                                      ----------
 Business Services (1.5%):
   755,000 Reynolds & Reynolds Co., Class A........................       15,100
                                                                      ----------
 Chemicals-Speciality (2.2%):
 1,025,000 Engelhard Corp. ........................................       20,051
   285,000 M.A. Hanna Co. .........................................        3,153
                                                                      ----------
                                                                          23,204
                                                                      ----------
 Computers & Peripherals (3.9%):
 1,165,000 Cabletron Systems, Inc. (b).............................       12,160
   156,000 IBM Corp. ..............................................       28,587
                                                                      ----------
                                                                          40,747
                                                                      ----------
 Consumer Goods (1.7%):
   440,000 American Greetings Corp., Class A.......................       17,380
                                                                      ----------
 Electrical & Electronic (3.4%):
   536,434 AMP, Inc. ..............................................       28,229
   150,000 Avnet, Inc. ............................................        6,741
                                                                      ----------
                                                                          34,970
                                                                      ----------
 Entertainment (0.3%):
   200,000 Circus Circus Enterprises, Inc. (b).....................        2,725
                                                                      ----------
 Financial Services (1.9%):
   660,000 Dun & Bradstreet Corp. .................................       20,130
                                                                      ----------

  Shares
    or
 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------
 Common Stocks, continued:
 Food Processing & Packaging (2.1%):
   15,000  Dole Food, Inc. ........................................   $      455
  720,000  Sara Lee Corp. .........................................       18,360
  120,000  Universal Foods Corp. ..................................        2,700
                                                                      ----------
                                                                          21,515
                                                                      ----------
 Forest & Paper Products (5.9%):
   50,000  Champion International Corp. ...........................        1,753
  335,000  Union Camp Corp. .......................................       20,665
  490,000  Weyerhauser Co. ........................................       26,521
  350,000  Willamette Industries, Inc. ............................       12,250
                                                                      ----------
                                                                          61,189
                                                                      ----------
 Health Care (3.1%):
  225,000  Aetna, Inc. ............................................       20,278
  260,000  United Healthcare Corp. ................................       11,635
                                                                      ----------
                                                                          31,913
                                                                      ----------
 Household Products/Wares (2.6%):
  850,000  Rubbermaid, Inc. .......................................       27,413
                                                                      ----------
 Insurance (4.0%):
  360,000  Marsh & McLennan Cos., Inc. ............................       22,635
  630,000  St. Paul Cos., Inc. ....................................       18,506
                                                                      ----------
                                                                          41,141
                                                                      ----------
 Manufacturing (0.2%):
  103,800  Kennametal, Inc. .......................................        2,413
                                                                      ----------
 Medical Supplies (5.9%):
  335,000  Baxter International, Inc. .............................       23,764
  600,000  C.R. Bard, Inc. ........................................       30,375
  250,000  DENTSPLY International, Inc. ...........................        6,875
                                                                      ----------
                                                                          61,014
                                                                      ----------
 Metals & Mining (0.2%):
  120,000  Barrick Gold Corp. .....................................        2,288
                                                                      ----------
 Newspapers (3.3%):
  230,000  Dow Jones & Co., Inc. ..................................       10,293
  360,000  Gannett Co., Inc. ......................................       23,692
                                                                      ----------
                                                                          33,985
                                                                      ----------

                                   Continued

AMSOUTH MUTUAL FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------
 Common Stocks, continued:
 Oil & Gas Exploration, Production, & Services (9.8%):
  180,000  Atlantic Richfield Co. .................................   $   10,328
  325,000  Burlington Resources, Inc. .............................        9,831
  380,000  Kerr-McGee Corp. .......................................       12,896
   90,000  Noble Affiliates........................................        1,772
  700,000  Sunoco, Inc. ...........................................       24,587
  432,000  Texaco, Inc. ...........................................       20,465
  405,000  Ultramar Diamond Shamrock Corp. ........................        8,910
  610,000  USX--Marathon Group.....................................       13,878
                                                                      ----------
                                                                         102,667
                                                                      ----------
 Packaging (0.1%):
   30,000  Crown Cork & Seal, Inc. ................................          951
                                                                      ----------
 Pharmaceuticals (4.1%):
  200,000  American Home Products Corp. ...........................       11,738
  530,000  Pharmacia & Upjohn, Inc. ...............................       30,475
                                                                      ----------
                                                                          42,213
                                                                      ----------
 Pollution Control Services & Equipment (1.9%):
  391,500  Waste Management, Inc. .................................       19,551
                                                                      ----------
 Railroads (1.4%):
  350,000  CSX Corp. ..............................................       14,088
                                                                      ----------
 Retail (13.1%):
  600,000  CVS Corp. ..............................................       32,850
  520,000  Dayton Hudson Corp. ....................................       33,149
  540,000  Dillard's, Inc., Class A................................       13,399
  400,000  May Department Stores Co. ..............................       24,150
  120,000  The Limited, Inc. ......................................        4,095
  350,000  Wal-Mart Stores, Inc. ..................................       30,100
                                                                      ----------
                                                                         137,743
                                                                      ----------

   Shares
     or
  Principal                         Security                            Market
   Amount                          Description                          Value
 ----------- ------------------------------------------------------   ----------
 Common Stocks, continued:
 Temporary Services (0.4%):
     500,000 Olsten Corp. .........................................   $    4,063
                                                                      ----------
 Transportation Leasing & Trucking (2.0%):
     495,000 Ryder System, Inc. ...................................       12,065
     243,000 USFreightways Corp. ..................................        8,475
                                                                      ----------
                                                                          20,540
                                                                      ----------
 Utilities--Electric & Gas (3.1%):
     555,000 Baltimore Gas & Electric Co. .........................       15,124
     650,000 Southern Co. .........................................       17,509
                                                                      ----------
                                                                          32,633
                                                                      ----------
 Utilities--Telecommunications (7.1%):
     310,000 AT&T Corp.............................................       28,132
     393,216 BellAtlantic Corp.....................................       23,593
     532,000 BellSouth Corp........................................       23,740
                                                                      ----------
                                                                          75,465
                                                                      ----------
  Total Common Stocks                                                  1,006,087
                                                                      ----------
 Commercial Paper (0.7%):
 Financial Services (0.7%):
 $     7,673 General Electric Capital Corp., 4.88%, 2/3/99.........        7,673
                                                                      ----------
  Total Commercial Paper                                                   7,673
                                                                      ----------
 Investment Companies (2.4%):
  18,753,871 AmSouth Prime Obligations Fund........................       18,754
   5,822,060 AmSouth U.S. Treasury Fund............................        5,822
                                                                      ----------
  Total Investment Companies                                              24,576
                                                                      ----------
  Total (Cost $688,665) (a)                                           $1,038,336
                                                                      ==========

--------
Percentages indicated are based on net assets of $1,041,295.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation............................................ $380,627
   Unrealized depreciation............................................  (30,956)
                                                                       --------
   Net unrealized appreciation........................................ $349,671
                                                                       ========

(b) Represents non-income producing securities.
ADR--American Depository Receipt
PLC--Public Limited Co.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks (92.3%):
 Advertising (0.1%):
   100  Interpublic Group Cos., Inc. .................................   $     8
                                                                         -------
 Aerospace/Defense (1.3%):
 1,300  Alliedsignal, Inc. ...........................................        51
   100  B.F. Goodrich, Inc. ..........................................         3
 1,900  Boeing Co. ...................................................        66
   100  General Dynamics Corp. (b)....................................         6
   200  Northrop Grumman Corp. .......................................        11
   500  United Technologies Corp. ....................................        60
                                                                         -------
                                                                             197
                                                                         -------
 Agriculture (0.1%):
   300  Pioneer Hi-Bred International Inc. ...........................         8
                                                                         -------
 Airlines (0.5%):
   400  AMR Corp. (b).................................................        24
   400  Delta Air Lines, Inc. ........................................        22
   900  Southwest Airlines............................................        23
   100  US Airways Group, Inc. (b)....................................         5
                                                                         -------
                                                                              74
                                                                         -------
 Apparel (0.1%):
   100  Fruit of the Loom, Class A (b)................................         1
   100  Liz Claiborne, Inc. ..........................................         4
   300  V F Corp. ....................................................        13
                                                                         -------
                                                                              18
                                                                         -------
 Appliances (0.1%):
   100  Maytag Corp. .................................................         6
   200  Whirlpool Corp. ..............................................         9
                                                                         -------
                                                                              15
                                                                         -------
 Automotive (1.6%):
 1,600  Ford Motor Co. ...............................................        98
 1,500  General Motors Corp. .........................................       135
   200  Navistar International (b)....................................         7
   100  PACCAR, Inc. .................................................         4
                                                                         -------
                                                                             244
                                                                         -------
 Automotive Parts (0.0%):
   100  Dana Corp. ...................................................         4
   100  Genuine Parts Co .............................................         3
                                                                         -------
                                                                               7
                                                                         -------

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Banking (6.0%):
   800  Bank of Boston Corp. .........................................   $    30
 1,000  Bank of New York Co., Inc. ...................................        36
 1,548  Bank One Corp. ...............................................        81
 2,300  BankAmerica Corp. ............................................       153
   300  Bankers' Trust Corp. .........................................        26
   800  BB&T Corp. ...................................................        31
 1,100  Chase Manhattan Corp. ........................................        85
   200  Comerica, Inc. ...............................................        12
   600  First Union Corp. ............................................        32
   300  Huntington Bancshares, Inc. ..................................         9
   500  J.P. Morgan & Co., Inc. ......................................        53
   600  Keycorp.......................................................        19
   700  Mellon Bank Corp. ............................................        47
   100  Mercantile Bancorp. ..........................................         4
   400  National City Corp. ..........................................        28
   100  Northern Trust Corp. .........................................         9
   400  PNC Financial Corp. ..........................................        20
   300  Regions Financial Corp. ......................................        12
   300  Republic New York Corp. ......................................        11
   200  Summit Bancorp. ..............................................         8
   600  SunTrust Banks, Inc. .........................................        42
   100  Synovus Financial Corp. ......................................         3
   500  Wachovia Corp. ...............................................        44
   800  Washington Mutual, Inc. ......................................        34
 1,500  Wells Fargo Co. ..............................................        52
                                                                         -------
                                                                             881
                                                                         -------
 Beverages (2.3%):
   600  Anheuser-Busch Co., Inc. .....................................        42
 2,700  Coca-Cola Co. ................................................       176
 2,600  PepsiCo, Inc. ................................................       102
   500  Seagram Co. Ltd. .............................................        24
                                                                         -------
                                                                             344
                                                                         -------
 Brokerage Services (0.7%):
   100  Bear Stearns Co., Inc. .......................................         5
   300  Lehman Brothers Holdings, Inc. ...............................        16
   700  Merrill Lynch & Co., Inc. ....................................        53
   400  Morgan Stanley Dean Witter & Co. .............................        35
                                                                         -------
                                                                             109
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                             Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   -------
 Common Stocks, continued:
 Building Materials (0.2%):
   100  Armstrong World Industries, Inc. ............................   $     6
   900  Masco Corp. .................................................        29
                                                                        -------
                                                                             35
                                                                        -------
 Chemicals (1.7%):
   600  Air Products and Chemicals, Inc. ............................        20
 2,100  E.I. du Pont de Nemours......................................       107
   200  Great Lakes Chemical Corp. ..................................         8
 1,400  Monsanto Co. ................................................        67
   300  Morton International, Inc. ..................................         8
   200  Praxair, Inc. ...............................................         6
   200  Rohm & Haas Co. .............................................         6
   200  Sherwin Williams Co. ........................................         5
   100  Sigma Aldrich Corp. .........................................         3
   400  Union Carbide Corp. .........................................        16
   100  W.R.Grace and Co. (b)........................................         1
                                                                        -------
                                                                            247
                                                                        -------
 Chemicals--Speciality (0.0%):
   100  Engelhard Corp. .............................................         2
                                                                        -------
 Commercial Services (0.6%):
 2,200  Cendant Corp. (b)............................................        47
   100  Equifax, Inc. ...............................................         4
   370  Mckesson HBOC, Inc. .........................................        28
   200  Paychex, Inc. ...............................................        10
                                                                        -------
                                                                             89
                                                                        -------
 Computer Software (5.5%):
   100  Adobe Systems, Inc. .........................................         5
   100  Autodesk, Inc. ..............................................         4
   300  BMC Software, Inc. (b).......................................        14
 1,000  Computer Associates International, Inc. .....................        51
   200  Computer Sciences Corp. .....................................        14
   400  IMS Health, Inc. ............................................        15
 3,400  Microsoft Corp. (b)..........................................       594
     6  Momentum Business Applications (b)...........................        --*
   500  Novell, Inc. (b).............................................        10
 1,700  Oracle Corp. (b).............................................        94
   300  Parametric Technology Corp. (b)..............................         4
   300  Peoplesoft, Inc. (b).........................................         6
                                                                        -------
                                                                            811
                                                                        -------

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Computers (1.7%):
   200  Apple Computer, Inc. (b)......................................   $     8
   800  Compaq Computer Corp. ........................................        38
   100  Data General Corp. (b)........................................         2
 1,900  Dell Computer Corp. (b).......................................       191
   200  Gateway 2000 (b)..............................................        15
                                                                         -------
                                                                             254
                                                                         -------
 Computers & Peripherals (6.2%):
   800  3Com Corp. (b)................................................        38
   500  Ascend Communications, Inc. (b)...............................        44
   100  Cabletron Systems, Inc. (b)...................................         1
   100  Ceridian Corp. (b)............................................         8
 2,250  Cisco Systems, Inc. (b).......................................       251
 1,200  Electronic Data Systems Corp. ................................        63
 1,600  Hewlett-Packard Co. ..........................................       125
 1,400  IBM Corp. ....................................................       257
   600  Seagate Technology, Inc. (b)..................................        24
   100  Silicon Graphics, Inc. (b)....................................         2
   700  Sun Microsystems, Inc. (b)....................................        78
   700  Unisys Corp. (b)..............................................        23
                                                                         -------
                                                                             914
                                                                         -------
 Consumer Goods (2.1%):
   100  American Greetings Corp., Class A.............................         4
   300  Brunswick Corp. ..............................................         7
   400  General Mills, Inc. ..........................................        34
 1,500  Gillette Co. .................................................        88
   200  Hasbro, Inc. .................................................         7
 1,800  Procter & Gamble Co. .........................................       164
                                                                         -------
                                                                             304
                                                                         -------
 Cosmetics/Personal Care (0.4%):
   100  International Flavors & Fragrances, Inc. .....................         4
 1,200  Kimberly Clark Corp. .........................................        60
                                                                         -------
                                                                              64
                                                                         -------
 Diversified Manufacturing (4.4%):
    21  Berkshire Hathaway, Inc., Class B (b).........................        46
   300  Cooper Industries.............................................        12
   200  Corning, Inc. ................................................        10
   200  Eaton Corp. ..................................................        14
   100  FMC Corp. (b).................................................         5
 4,600  General Electric Co. .........................................       483

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Diversified Manufacturing, continued:
   200  ITT Industries, Inc. .........................................   $     8
   500  Minnesota Mining & Manufacturing Co. .........................        39
   200  Raychem Corp. ................................................         5
   500  Tenneco, Inc. ................................................        15
   200  Tyco International Ltd. ......................................        15
                                                                         -------
                                                                             652
                                                                         -------
 Electrical & Electronic (0.3%):
   200  Ameren Corp. .................................................         8
   562  AMP, Inc. ....................................................        29
                                                                         -------
                                                                              37
                                                                         -------
 Electronic Components/Instruments (0.7%):
   100  E G & G, Inc. ................................................         3
   900  Emerson Electric Co. .........................................        52
   300  Honeywell, Inc. ..............................................        20
   200  Johnson Controls, Inc. .......................................        13
   300  Parker-Hannifin Corp. ........................................         9
   100  Thomas & Betts Corp. .........................................         4
                                                                         -------
                                                                             101
                                                                         -------
 Entertainment (0.8%):
 3,500  The Walt Disney Co. ..........................................       116
                                                                         -------
 Environmental Control (0.0%):
   200  Browning-Ferris Industries, Inc. .............................         6
                                                                         -------
 Financial Services (3.8%):
   600  American Express Co. .........................................        62
   900  Associates First Capital......................................        37
   200  Capital One Financial Corp. ..................................        26
 3,000  Citigroup, Inc. ..............................................       169
   100  Countrywide Credit Industries, Inc. ..........................         5
   500  Dun & Bradstreet Corp. .......................................        15
 2,000  Fannie Mae....................................................       146
   300  Franklin Resources, Inc. .....................................        10
   900  Freddie Mac...................................................        56
   100  Golden West Financial Corp. ..................................         9
   100  H & R Block, Inc. ............................................         4
   100  Household International, Inc. ................................         4
   150  Providian Financial...........................................        15
   200  SLM Holding Corp. ............................................         9
                                                                         -------
                                                                             567
                                                                         -------

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Food Distributors & Wholesalers (1.1%):
   700  Albertsons, Inc. .............................................   $    43
   700  American Stores Co. ..........................................        25
 1,600  Archer-Daniels-Midland Co. ...................................        24
   700  Kroger Co. (b)................................................        45
   800  Ralston Purina Co. ...........................................        22
   400  SYSCO Corp. ..................................................        11
                                                                         -------
                                                                             170
                                                                         -------
 Food Processing & Packaging (0.9%):
   400  Bestfoods.....................................................        20
   600  Campbell Soup Co. ............................................        28
   800  H.J. Heinz Co. ...............................................        45
   400  Hershey Foods Corp. ..........................................        23
   400  Quaker Oats Co. ..............................................        22
                                                                         -------
                                                                             138
                                                                         -------
 Forest & Paper Products (0.7%):
   300  Champion International Corp. .................................        11
   600  Fort James Corp. .............................................        21
   200  Georgia Pacific Corp. ........................................        13
   300  Mead Corp. ...................................................         9
   200  Union Camp Corp. .............................................        12
   500  Weyerhauser Co. ..............................................        26
   300  Willamette Industries, Inc. ..................................        11
                                                                         -------
                                                                             103
                                                                         -------
 Gas Distribution (0.2%):
   100  Columbia Energy Group.........................................         5
   100  Consolidated Natural Gas......................................         5
   100  Nicor, Inc. ..................................................         4
   300  Sempra Energy.................................................         7
   100  Sonat, Inc. ..................................................         3
                                                                         -------
                                                                              24
                                                                         -------
 Health Care (1.3%):
   100  HCR Manor Care (b)............................................         3
   400  HEALTHSOUTH Corp. (b).........................................         5
   400  Humana, Inc. (b)..............................................         7
 1,800  Johnson & Johnson.............................................       153
   800  Tenet Healthcare Corp. (b)....................................        17
                                                                         -------
                                                                             185
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Home Builders (0.1%):
   200  Centex Corp. .................................................   $     8
   100  Kaufman & Broad Home Corp. ...................................         3
   100  Pulte Corp. ..................................................         3
                                                                         -------
                                                                              14
                                                                         -------
 Hotels & Lodging (0.1%):
   100  Hilton Hotels Corp. ..........................................         1
   300  Marriott International, Inc. .................................        11
   100  Park Place Entertainment (b)..................................         1
                                                                         -------
                                                                              13
                                                                         -------
 Household Products/Wares (0.5%):
   200  Fortune Brands, Inc. .........................................         7
   100  Moore Corp. Ltd. .............................................         1
   100  Rubbermaid, Inc. .............................................         3
   100  Tupperware Corp. .............................................         2
   800  Unilever N V..................................................        61
                                                                         -------
                                                                              74
                                                                         -------
 Insurance (2.9%):
 1,400  Allstate Corp. ...............................................        53
 1,700  American International Group, Inc. ...........................       174
   400  Chubb Corp. ..................................................        24
   200  Cincinnati Financial Corp. ...................................         7
   300  Hartford Financial Services Group.............................        16
   300  Loews Corp. ..................................................        25
   700  Marsh & McLennan Cos., Inc. ..................................        44
   300  MBIA, Inc. ...................................................        20
   400  Provident Co., Inc. ..........................................        17
   200  Safeco Corp. .................................................         8
   400  Transamerica Corp. ...........................................        22
   400  Unum Corp. ...................................................        24
                                                                         -------
                                                                             434
                                                                         -------
 Machinery & Equipment (0.8%):
   100  Black & Decker Corp. .........................................         5
   100  Case Corp. ...................................................         2
   500  Caterpillar, Inc. ............................................        22
   600  Deere & Co. ..................................................        20
   300  Dover Corp. ..................................................         9
   400  Ingersoll Rand Co. ...........................................        19
   200  Rockwell International Corp. .................................         9
   200  Snap-On, Inc. ................................................         7

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Machinery & Equipment, continued:
   34   SPX Corp. (b).................................................   $     2
  200   Thermo Electron (b)...........................................         3
  500   W W Grainger, Inc. ...........................................        20
                                                                         -------
                                                                             118
                                                                         -------
 Manufacturing (0.4%):
  400   Goodyear Tire & Rubber Co. ...................................        20
  100   Pall Corp. ...................................................         2
  400   Textron, Inc. ................................................        30
                                                                         -------
                                                                              52
                                                                         -------
 Media (1.9%):
  300   Clear Channel Communications, Inc. (b)........................        19
  700   Comcast Corp. ................................................        48
  200   King World Productions, Inc. (b)..............................         5
  300   McGraw Hill Cos., Inc. .......................................        32
  800   Mediaone Group, Inc. (b)......................................        45
  100   Meredith Corp. ...............................................         4
  700   TCI Group, Class A (b)........................................        47
  700   Time Warner, Inc. ............................................        44
  500   Viacom, Inc., Class B (b).....................................        43
                                                                         -------
                                                                             287
                                                                         -------
 Medical Services (0.4%):
  500   Amgen, Inc. (b)...............................................        64
                                                                         -------
 Medical Supplies (0.8%):
  200   Allergan, Inc. ...............................................        15
  100   Bausch & Lomb, Inc. ..........................................         6
  700   Baxter International, Inc. ...................................        49
  300   Becton Dickinson & Co. .......................................        11
  100   Biomet, Inc. .................................................         4
  100   C.R. Bard, Inc. ..............................................         5
  400   Guidant Corp. ................................................        24
  200   Mallinckrodt, Inc. ...........................................         7
  100   St Jude Medical, Inc. (b).....................................         3
                                                                         -------
                                                                             124
                                                                         -------
 Metals & Mining (0.3%):
  300   Alcan Aluminum Ltd. ..........................................         8
  500   Barrick Gold Corp. ...........................................        10
  300   Battle Mountain Gold Co. .....................................         1
  200   Freeport-McMoRan Copper & Gold, Inc. .........................         2
  200   Inco Ltd. ....................................................         2

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Metals & Mining, continued:
   400  Newmont Mining Corp. .........................................   $     7
   300  Placer Dome, Inc. ............................................         3
   200  Reynolds Metals Co. ..........................................        10
                                                                         -------
                                                                              43
                                                                         -------
 Newspapers (0.6%):
   100  Dow Jones & Co., Inc. ........................................         4
   800  Gannett Co., Inc. ............................................        53
   500  New York Times Co. ...........................................        17
   100  Times Mirror Co., Class A.....................................         6
   100  Tribune Co. ..................................................         6
                                                                         -------
                                                                              86
                                                                         -------
 Office Equipment & Services (0.2%):
   100  Avery Dennison Corp. .........................................         5
   200  Xerox Corp. ..................................................        25
                                                                         -------
                                                                              30
                                                                         -------
 Oil & Gas Exploration, Production, & Services (5.8%):
   300  Anadarko Petroleum............................................         8
   200  Ashland, Inc. ................................................        10
   800  Atlantic Richfield Co. .......................................        46
   252  Baker Hughes, Inc. ...........................................         4
   992  BP Amoco PLC ADR..............................................        80
   500  Burlington Resources, Inc. ...................................        15
   400  Chevron Corp. ................................................        30
   300  Coastal Corp. ................................................         9
   400  Enron Corp. ..................................................        26
 3,200  Exxon Corp. ..................................................       226
   100  Helmerich & Payne, Inc. ......................................         2
   100  Kerr-McGee Corp. .............................................         3
 1,400  Mobil Corp. ..................................................       123
   200  Occidental Petroleum Corp. ...................................         3
   100  Pennzenergy Co. ..............................................         1
   100  Pennzoil-Quaker State Co. (b).................................         2
   200  Rowan Cos., Inc. (b)..........................................         2
 2,800  Royal Dutch Petroleum Co. ....................................       112
 1,400  Schlumberger Ltd. ............................................        67
 1,100  Texaco, Inc. .................................................        52
   300  Union Pacific Resources Group.................................         2
   800  USX--Marathon Group...........................................        18
   600  Williams Cos., Inc. ..........................................        20
                                                                         -------
                                                                             861
                                                                         -------

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Packaging (0.1%):
   100  Bemis, Inc. ..................................................   $     3
   100  Sealed Air Corp. (b)..........................................         5
    99  Smurfit-Stone Container Corp. (b).............................         2
                                                                         -------
                                                                              10
                                                                         -------
 Pharmaceuticals (8.8%):
 2,000  Abbott Laboratories...........................................        93
   100  Alza Corp., Class A (b).......................................         5
 2,200  American Home Products Corp. .................................       129
 1,300  Bristol-Myers Squibb Co. .....................................       167
 1,700  Eli Lilly & Co. ..............................................       159
 1,700  Merck & Co., Inc. ............................................       250
 1,900  Pfizer, Inc. .................................................       244
   700  Pharmacia & Upjohn, Inc. .....................................        40
 2,300  Schering-Plough Corp. ........................................       125
 1,400  Warner-Lambert Co. ...........................................       101
                                                                         -------
                                                                           1,313
                                                                         -------
 Printing (0.0%):
   100  R.R. Donnelley & Sons Co. ....................................         4
                                                                         -------
 Railroads (0.5%):
   600  CSX Corp. ....................................................        24
 1,000  Norfolk Southern Corp. .......................................        28
   300  Union Pacific Corp. ..........................................        15
                                                                         -------
                                                                              67
                                                                         -------
 Restaurants (0.7%):
   200  Darden Restaurants, Inc. .....................................         4
 1,200  McDonald's Corp. .............................................        94
   200  Tricon Global Restaurants (b).................................        10
   100  Wendy's International, Inc. ..................................         2
                                                                         -------
                                                                             110
                                                                         -------
 Retail (5.1%):
   300  Costco Co., Inc, (b)..........................................        25
 1,000  CVS Corp. ....................................................        55
   600  Dayton Hudson Corp. ..........................................        38
   300  Dillard's, Inc., Class A......................................         7
   475  Dollar General................................................        12
   100  Fred Meyer,Inc. (b)...........................................         6
   100  Great Atlantic & Pacific Tea Co., Inc. .......................         3
 2,200  Home Depot, Inc. .............................................       133

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                             Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   -------
 Common Stocks, continued:
 Retail, continued:
   700  J.C. Penney Co., Inc. .......................................   $    27
   400  Kmart Corp. (b)..............................................         7
   200  Kohls Corp. (b)..............................................        14
   100  Longs Drug Stores Corp. .....................................         4
   800  Lowes Co., Inc. .............................................        47
   600  May Department Stores Co. ...................................        36
   200  Nordstrom, Inc. .............................................         8
   800  Sears, Roebuck & Co. ........................................        32
   600  Staples, Inc. (b)............................................        17
   200  SUPERVALU, Inc. .............................................         5
   300  Tandy Corp. .................................................        16
   200  The Limited, Inc. ...........................................         7
   400  TJX Co., Inc. ...............................................        12
   100  Toys 'R' Us, Inc. (b)........................................         2
   200  Venerator Group, Inc. (b)....................................         1
 2,600  Wal-Mart Stores, Inc. .......................................       224
   200  Walgreen Co. ................................................        13
                                                                        -------
                                                                            751
                                                                        -------
 Semiconductors (3.9%):
   900  Applied Materials, Inc. (b)..................................        57
   100  Conexant Systems, Inc. (b)...................................         2
 2,400  Intel Corp. .................................................       338
   100  KLA-Tencor Corp. (b).........................................         6
   400  LSI Logic Corp. (b)..........................................        11
   200  Micron Technology, Inc. (b)..................................        16
 1,000  Motorola, Inc. ..............................................        72
   200  National Semiconductor Corp. (b).............................         3
   700  Texas Instruments, Inc. .....................................        69
                                                                        -------
                                                                            574
                                                                        -------
 Steel (0.1%):
   100  Allegheny Teledyne, Inc. ....................................         2
   100  Armco, Inc. (b)..............................................        --*
   100  Bethlehem Steel Corp. (b)....................................         1
   200  Timken Co. ..................................................         5
   100  Worthington Industries, Inc. ................................         1
                                                                        -------
                                                                              9
                                                                        -------

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Telecommunications--Equipment (1.6%):
   400  General Instrument Corp. .....................................   $    14
 1,700  Lucent Technology, Inc. ......................................       191
   100  Scientific-Atlanta, Inc. .....................................         3
   300  Tellabs, Inc. (b).............................................        26
                                                                         -------
                                                                             234
                                                                         -------
 Telecommunications--Wireless (0.7%):
   800  Airtouch Communications, Inc. (b).............................        77
   100  Andrew Corp. (b)..............................................         2
   400  Nextel Communications, Inc. (b)...............................        13
   250  Sprint Corp. PCS..............................................         8
                                                                         -------
                                                                             100
                                                                         -------
 Tobacco (1.4%):
 3,700  Philip Morris Cos., Inc. .....................................       175
   900  RJR Nabisco Holdings Corp. ...................................        24
   200  UST, Inc. ....................................................         6
                                                                         -------
                                                                             205
                                                                         -------
 Transportation (0.0%):
   400  Laidlaw, Inc. ................................................         3
                                                                         -------
 Transportation Leasing & Trucking (0.0%):
   200  Ryder System, Inc. ...........................................         5
                                                                         -------
 Utilities--Electric & Gas (2.0%):
   100  AES Corp. (b).................................................         3
   300  American Electric Power Co. ..................................        13
   200  Baltimore Gas & Electric Co. .................................         5
   200  Carolina Power & Light Co. ...................................         8
   300  Central & South West Corp. ...................................         8
   200  Cinergy Corp. ................................................         6
   300  Consolidated Edison, Inc. ....................................        15
   300  Dominion Resources, Inc. .....................................        13
   200  DTE Energy Co. ...............................................         8
   500  Duke Energy Corp. ............................................        32
   500  Edison International..........................................        14
   300  Entergy Corp. ................................................         9
   300  Firstenergy Corp. ............................................         9
   200  FPL Group, Inc. ..............................................        11
   200  General Public Utilities Corp. ...............................         9
   400  Houston Industries, Inc. .....................................        12
   200  Niagara Mohawk Power Corp. (b)................................         3
   200  Northern States Power Co. ....................................         5

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Utilities--Electric & Gas, continued:
   250  P.P. & L. Resources, Inc. ....................................   $     7
   500  Pacific Gas & Electric........................................        16
   400  Pacificorp. ..................................................         8
   300  Peco Energy Co. ..............................................        11
   300  Public Service Enterprise Group, Inc. ........................        12
   900  Southern Co. .................................................        25
   400  Texas Utilities Co. ..........................................        18
   300  Unicom Corp. .................................................        11
                                                                         -------
                                                                             291
                                                                         -------
 Utilities--Telecommunications (7.2%):
 1,900  Ameritech Corp. ..............................................       124
 1,800  AT&T Corp. ...................................................       163
 2,500  BellAtlantic Corp. ...........................................       150
 3,200  BellSouth Corp. ..............................................       143
   100  Frontier Corp. ...............................................         4
 1,600  GTE Corp. ....................................................       108
 2,400  MCI Worldcom, Inc. (b)........................................       191
   900  Northern Telecom Ltd. ........................................        57
 1,500  SBC Communications, Inc. .....................................        81
   600  Sprint Corp. (b)..............................................        50
                                                                         -------
                                                                           1,071
                                                                         -------
  Total Common Stocks                                                     13,671
                                                                         -------

 Shares or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Investment Companies (5.9%):
  661,656  AmSouth Prime Obligations Fund.............................   $   662
  208,947  AmSouth U.S. Treasury Fund.................................       209
                                                                         -------
  Total Investment Companies                                                 871
                                                                         -------
 U.S. Treasury Notes (1.4%):
  $   200  5.00%, 2/15/99.............................................       200
                                                                         -------
  Total U.S. Treasury Notes                                                  200
                                                                         -------
  Total (Cost $11,965) (a)                                               $14,742
                                                                         =======

--------
Percentages indicated are based on net assets of $14,799.

                             Open Futures Contracts

                                                                           Unrealized
                            # of Contracts Contract Value Expiration Date  Gain/(Loss)
                            -------------- -------------- --------------- ------------
   S&P 500 Stock Index
    Futures (6.4%).........        3            $946          3/19/99         $16

The aggregate market value of cash pledged to cover margin requirements for open futures positions at January 31, 1999 was $149.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.............................................. $2,939
   Unrealized depreciation..............................................   (162)
                                                                         ------
   Net unrealized appreciation.......................................... $2,777
                                                                         ======

(b) Represents non-income producing securities.
 * Due to rounding, figure was below the thousand dollar threshold.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Capital Growth Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks (97.2%):
 Advertising (2.3%):
  9,000 Omnicom Group, Inc. ..........................................   $   576
                                                                         -------
 Banking (8.7%):
  5,400 Chase Manhattan Corp. ........................................       415
  7,300 Commerce Bancshares, Inc. ....................................       278
  6,900 First American Corp.-Tenn. ...................................       288
 11,200 Fleet Financial Group, Inc. ..................................       496
 10,692 SunTrust Banks, Inc. .........................................       754
                                                                         -------
                                                                           2,231
                                                                         -------
 Beverages (4.1%):
  8,100 Anheuser-Busch Co., Inc. .....................................       573
 12,400 PepsiCo, Inc. ................................................       484
                                                                         -------
                                                                           1,057
                                                                         -------
 Brokerage Services (2.8%):
 13,000 Lehman Brothers Holdings, Inc. ...............................       711
                                                                         -------
 Computer Software (6.6%):
  6,000 Compuware Corp. (b)...........................................       398
  3,200 Microsoft Corp. (b)...........................................       560
 13,000 Oracle Corp. (b)..............................................       719
                                                                         -------
                                                                           1,677
                                                                         -------
 Computers (4.7%):
 14,400 Apple Computer, Inc. (b)......................................       593
 13,000 Compaq Computer Corp. ........................................       619
                                                                         -------
                                                                           1,212
                                                                         -------
 Computers & Peripherals (5.5%):
 15,000 3Com Corp. (b)................................................       705
  6,200 Sun Microsystems, Inc. (b)....................................       693
                                                                         -------
                                                                           1,398
                                                                         -------
 Consumer Goods (5.1%):
  5,600 General Mills, Inc. ..........................................       470
  8,000 Gillette Co. .................................................       470
  4,000 Procter & Gamble Co. .........................................       364
                                                                         -------
                                                                           1,304
                                                                         -------

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Diversified Manufacturing (5.6%):
  9,000 Crane Co. ....................................................   $   245
  5,300 General Electric Co. .........................................       556
  8,200 Tyco International Ltd. ......................................       631
                                                                         -------
                                                                           1,432
                                                                         -------
 Entertainment (1.9%):
 10,000 Carnival Corp. ...............................................       491
                                                                         -------
 Financial Services (2.9%):
  7,450 Providian Financial...........................................       751
                                                                         -------
 Insurance (2.0%):
 12,000 AFLAC, Inc. ..................................................       515
                                                                         -------
 Media (1.8%):
  8,200 Chancellor Media Corp. (b)....................................       472
                                                                         -------
 Medical Supplies (3.7%):
  6,300 Baxter International, Inc. ...................................       447
  6,100 Medtronic, Inc. ..............................................       486
                                                                         -------
                                                                             933
                                                                         -------
 Motorcycles (2.5%):
 12,500 Harley-Davidson...............................................       650
                                                                         -------
 Pharmaceuticals (10.2%):
  8,300 Abbott Laboratories...........................................       385
  3,500 Bristol-Myers Squibb Co. .....................................       449
  5,600 Eli Lilly & Co. ..............................................       524
 11,000 Mylan Laboratories............................................       336
  9,000 Schering-Plough Corp. ........................................       490
  5,900 Warner-Lambert Co. ...........................................       426
                                                                         -------
                                                                           2,610
                                                                         -------
 Retail (3.8%):
 15,000 Bed Bath & Beyond, Inc. (b)...................................       480
  8,100 Home Depot, Inc. .............................................       489
                                                                         -------
                                                                             969
                                                                         -------
 Semiconductors (6.2%):
  6,200 Intel Corp. ..................................................       874
  9,100 Micron Technology, Inc. (b)...................................       711
                                                                         -------
                                                                           1,585
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Capital Growth Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Soaps & Cleaning Agents (3.8%):
  5,100 Clorox Corp. .................................................   $   638
  4,000 Colgate-Palmolive, Co. .......................................       322
                                                                         -------
                                                                             960
                                                                         -------
 Telecommunications--Equipment (2.5%):
  4,200 Lucent Technology, Inc. ......................................       473
 25,000 Paging Network, Inc. (b)......................................       167
                                                                         -------
                                                                             640
                                                                         -------

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Utilities--Telecommunications (10.5%):
 6,000  AT&T Corp. ...................................................   $   544
 6,150  Century Telephone Enterprise, Inc. ...........................       418
 6,600  MCI Worldcom, Inc. (b)........................................       526
 8,000  Qwest Communications International, Inc. (b)..................       480
 8,200  Sprint Corp. (b)..............................................       687
                                                                         -------
                                                                           2,655
                                                                         -------
  Total Common Stocks                                                     24,829
                                                                         -------
  Total (Cost $19,198) (a)                                               $24,829
                                                                         =======

--------
Percentages indicated are based on net assets of $25,555.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.............................................. $5,944
   Unrealized depreciation..............................................   (313)
                                                                         ------
   Net unrealized appreciation.......................................... $5,631
                                                                         ======

(b) Represents non-income producing securities.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Select Equity Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks (99.8%):
 Computer Software (4.5%):
 18,800 IMS Health, Inc. .............................................   $   689
                                                                         -------
 Consumer Goods (8.0%):
 21,700 American Greetings Corp., Class A.............................       857
  2,869 Clorox Co. ...................................................       359
                                                                         -------
                                                                           1,216
                                                                         -------
 Data Processing & Reproduction (5.1%):
 18,400 Automatic Data Processing, Inc. ..............................       783
                                                                         -------
 Electrical Equipment (4.5%):
 18,900 Hubbell Harvey, Inc., Class B.................................       692
                                                                         -------
 Electronic Components/ Instruments (9.2%):
 24,200 Emerson Electric Co. .........................................     1,408
                                                                         -------
 Financial Services (7.2%):
 23,200 Dun & Bradstreet Corp. .......................................       708
  8,900 H & R Block, Inc. ............................................       390
                                                                         -------
                                                                           1,098
                                                                         -------
 Food Distributors & Wholesalers (10.0%):
 21,500 Ralston Purina Co. ...........................................       589
 11,000 Smuckers Co., Class A.........................................       275
 24,600 SYSCO Corp. ..................................................       670
                                                                         -------
                                                                           1,534
                                                                         -------
 Food Processing & Packaging (3.5%):
  9,600 Hershey Foods Corp. ..........................................       540
                                                                         -------
 Machinery & Equipment (4.9%):
  7,900 Briggs & Stratton Corp. ......................................       429
  9,200 Snap-On, Inc. ................................................       313
                                                                         -------
                                                                             742
                                                                         -------

                                    Security                             Market
 Shares                           Description                             Value
 ------- -------------------------------------------------------------   -------
 Common Stocks, continued:
 Media (1.1%):
   9,033 Nielsen Media Research.......................................   $   170
                                                                         -------
 Newspapers (9.9%):
  14,900 Gannett Co., Inc. ...........................................       981
   6,300 Lee Enterprises..............................................       177
     600 Washington Post, Class B.....................................       341
                                                                         -------
                                                                           1,499
                                                                         -------
 Office Equipment & Services (4.9%):
  10,800 Pitney Bowes, Inc. ..........................................       743
                                                                         -------
 Pharmaceuticals (10.0%):
  11,400 Bristol-Myers Squibb Co. ....................................     1,461
     800 Warner-Lambert Co. ..........................................        58
                                                                         -------
                                                                           1,519
                                                                         -------
 Pollution Control Services & Equipment (6.6%):
  20,260 Waste Management, Inc. ......................................     1,012
                                                                         -------
 Restaurants (9.2%):
  17,900 McDonald's Corp. ............................................     1,411
                                                                         -------
 Tobacco (1.2%):
   3,800 Philip Morris Cos., Inc. ....................................       179
                                                                         -------
  Total Common Stocks                                                     15,235
                                                                         -------
 Investment Companies (2.3%):
 346,151 AmSouth Prime Obligations Fund...............................       346
                                                                         -------
  Total Investment Companies                                                 346
                                                                         -------
  Total (Cost $13,809) (a)                                               $15,581
                                                                         =======

--------
Percentages indicated are based on net assets of $15,259.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation............................................. $ 1,969
   Unrealized depreciation.............................................    (197)
                                                                        -------
   Net unrealized appreciation......................................... $ 1,772
                                                                        =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Regional Equity

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------
 Common Stocks (98.2%):
 Air Freight (2.2%):
  30,000 Federal Express Corp. (b)...................................   $  2,451
                                                                        --------
 Apparel (2.0%):
 115,000 Russell Corp. ..............................................      2,264
                                                                        --------
 Automotive Parts (4.9%):
 115,000 Discount Auto Parts, Inc. (b)...............................      2,573
  90,000 Genuine Parts Co. ..........................................      2,869
                                                                        --------
                                                                           5,442
                                                                        --------
 Banking (10.7%):
  40,000 BankAmerica Corp. ..........................................      2,675
  75,000 First American Corp.-Tenn...................................      3,131
  90,000 First Tennessee National Corp. .............................      3,290
  50,000 First Union Corp. ..........................................      2,631
                                                                        --------
                                                                          11,727
                                                                        --------
 Building Materials (2.6%):
 280,000 Interface, Inc. ............................................      2,888
                                                                        --------
 Commercial Services (5.3%):
  85,000 Equifax, Inc. ..............................................      3,363
 175,000 Modis Professional Services (b).............................      2,548
                                                                        --------
                                                                           5,911
                                                                        --------
 Construction--Manufactured Homes (3.3%):
 268,750 Clayton Homes, Inc. ........................................      3,695
                                                                        --------
 Diversified Manufacturing (0.5%):
  35,000 Walter Industries, Inc. (b).................................        529
                                                                        --------
 Food Processing & Packaging (6.3%):
 160,000 Flowers Industries, Inc. ...................................      3,849
 165,000 Lance, Inc. ................................................      3,073
                                                                        --------
                                                                           6,922
                                                                        --------
 Forest & Paper Products (4.6%):
  80,000 Caraustar Industries, Inc. .................................      2,260
  80,000 Fort James Corp. ...........................................      2,870
                                                                        --------
                                                                           5,130
                                                                        --------
 Furniture (2.2%):
 200,000 Heilig-Myers Co. ...........................................      1,313
  40,000 Winsloew Furniture, Inc. (b)................................      1,135
                                                                        --------
                                                                           2,448
                                                                        --------

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------
 Common Stocks, continued:
 Health Care (4.7%):
 380,000 HEALTHSOUTH Corp. (b).......................................   $  5,154
                                                                        --------
 Manufacturing (2.4%):
 120,000 Wolverine Tube, Inc. (b)....................................      2,708
                                                                        --------
 Medical Services (6.1%):
 160,000 Coventry Health Care, Inc. (b)..............................      1,560
 330,000 Health Management Assoc., Inc., Class A (b).................      4,146
 200,000 MedPartners, Inc. (b).......................................      1,075
                                                                        --------
                                                                           6,781
                                                                        --------
 Oil & Gas Exploration, Production, & Services (5.3%):
  70,000 Burlington Resources, Inc. .................................      2,118
  26,000 Mobil Corp. ................................................      2,279
  30,000 Schlumberger Ltd. ..........................................      1,429
                                                                        --------
                                                                           5,826
                                                                        --------
 Printing (1.3%):
 100,000 John H. Harland Co. ........................................      1,394
                                                                        --------
 Railroads (2.2%):
  90,000 Norfolk Southern Corp. .....................................      2,481
                                                                        --------
 Restaurants (2.7%):
 130,000 CRBL Group, Inc. ...........................................      2,974
                                                                        --------
 Retail (7.7%):
 275,000 Hancock Fabrics, Inc. ......................................      2,183
 100,000 Office Depot, Inc. (b)......................................      3,474
  20,000 Saks Inc. (b)...............................................        736
 280,000 Stein-Mart, Inc. (b)........................................      2,013
                                                                        --------
                                                                           8,406
                                                                        --------
 Steel (2.7%):
  60,000 Nucor Corp. ................................................      2,940
                                                                        --------
 Telecommunications--Equipment (4.8%):
 170,000 Scientific-Atlanta, Inc. ...................................      5,291
                                                                        --------
 Transportation (2.8%):
 165,000 Offshore Logistics, Inc. (b)................................      1,609
  70,000 Tidewater, Inc. ............................................      1,514
                                                                        --------
                                                                           3,123
                                                                        --------
 Transportation Leasing & Trucking (2.0%):
  90,000 Ryder System, Inc. .........................................      2,194
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Regional Equity

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------
 Common Stocks, continued:
 Utilities--Electric & Gas (5.7%):
  80,000 Florida Progress Corp. .....................................   $  3,330
 110,000 Southern Co. ...............................................      2,963
                                                                        --------
                                                                           6,293
                                                                        --------
 Utilities--Telecommunications (3.2%):
  80,000 BellSouth Corp. ............................................      3,570
                                                                        --------
  Total Common Stocks                                                    108,542
                                                                        --------

                                    Security                             Market
  Shares                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Investment Companies (2.1%):
 2,255,155 AmSouth Prime Obligations Fund............................   $  2,256
    32,449 AmSouth U.S. Treasury Fund................................         32
                                                                        --------
  Total Investment Companies                                               2,288
                                                                        --------
  Total (Cost $81,121) (a)                                              $110,830
                                                                        ========

--------
Percentages indicated are based on net assets of $110,548.
(a) Represents cost for federal income tax purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation............................................ $ 38,331
   Unrealized depreciation............................................   (8,622)
                                                                       --------
   Net unrealized appreciation........................................ $ 29,709
                                                                       ========

(b) Represents non-income producing securities.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Small Cap Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 Common Stocks (92.3%):
 Audio/Visual Products (2.9%):
  10,700   Polycom Inc. (b)............................................   $  272
                                                                          ------
 Automotive Dealer (0.2%):
   1,300   Sonic Automotive Inc. (b)...................................       22
                                                                          ------
 Commercial Services (8.2%):
   3,400   Lason, Inc. (b).............................................      218
   1,600   Meta Group, Inc. (b)........................................       40
   3,400   Metzler Group Inc. (b)......................................      171
   2,800   NCO Group, Inc. (b).........................................       99
   4,900   Plexus Corp. (b)............................................      196
   2,500   RCM Technologies, Inc. (b)..................................       49
                                                                          ------
                                                                             773
                                                                          ------
 Computer Software (14.0%):
  18,700   Acclaim Entertainment Inc. (b)..............................      173
   4,700   American Management Systems (b).............................      172
   2,100   Applied Voice Technology (b)................................       57
   2,200   Clarify, Inc. (b)...........................................       59
   5,500   Dendrite International, Inc. (b)............................      168
   5,900   Medical Manager Corp. (b)...................................      205
   3,000   Mercury Interactive Corp. (b)...............................      189
   7,600   Progress Software Corp. (b).................................      255
   1,900   THQ, Inc. (b)...............................................       47
                                                                          ------
                                                                           1,325
                                                                          ------
 Computers & Peripherals (10.1%):
   5,300   Complete Business Solutions, Inc. (b).......................      159
   9,600   Mastech Corp. (b)...........................................      233
   4,900   Miami Computer Supply Corp. (b).............................      121
   2,500   National Computer Systems, Inc..............................       96
   7,700   Xircom, Inc. (b)............................................      348
                                                                          ------
                                                                             957
                                                                          ------
 Construction (7.3%):
   6,600   Dycom Industries, Inc. (b)..................................      259
   4,400   Granite Construction, Inc. .................................      142
   6,800   Insituform Technologies, Class A (b)........................      102
   8,500   URS Corp. (b)...............................................      185
                                                                          ------
                                                                             688
                                                                          ------
 Cosmetics/Personal Care (0.4%):
   1,100   Chattem Inc. (b)............................................       42
                                                                          ------

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 Common Stocks, continued:
 Home Builders (8.6%):
   7,300   D. R. Horton, Inc. .........................................   $  154
  13,700   M.D.C Holdings, Inc. .......................................      288
   6,400   Monaco Coach Corp. (b)......................................      186
   6,900   Ryland Group, Inc. .........................................      180
                                                                          ------
                                                                             808
                                                                          ------
 Household Products/Wares (2.4%):
   7,500   Fossil, Inc. (b)............................................      222
                                                                          ------
 Insurance (1.7%):
   6,090   Fidelity National Financial, Inc. ..........................      162
                                                                          ------
 Medical Equipment & Supplies (1.1%):
   2,100   Resmed Inc. (b).............................................      103
                                                                          ------
 Medical Services (8.8%):
   5,300   Medquist, Inc. (b)..........................................      184
   5,400   Province Healthcare Co. (b).................................      116
   7,300   Renal Care Group, Inc. (b)..................................      226
   9,400   Res-Care, Inc. (b)..........................................      210
   3,400   Serologicals Corp. (b)......................................       90
                                                                          ------
                                                                             826
                                                                          ------
 Medical Services-Veterinary (1.9%):
   9,800   Veterinary Centers of America, Inc. (b).....................      179
                                                                          ------
 Metals & Mining (2.3%):
   8,250   Stillwater Mining Company (b)...............................      217
                                                                          ------
 Office Equipment & Services (0.5%):
   2,200   Global Imaging Systems Inc. (b).............................       47
                                                                          ------
 Pharmaceuticals (7.2%):
   4,800   Agouron Pharmaceuticals, Inc. (b)...........................      285
   5,000   Alpharma Inc. Class A.......................................      173
   6,600   Pharmaceutical Product Development (b)......................      222
                                                                          ------
                                                                             680
                                                                          ------
 Restaurants (2.2%):
   7,500   Chilis'--Brinker International Inc. (b).....................      206
                                                                          ------
 Retail (6.5%):
   2,900   American Eagle Outfitters (b)...............................      198
   4,500   Ann Taylor Stores Corp. (b).................................      174
   5,800   Regis Corp..................................................      240
                                                                          ------
                                                                             612
                                                                          ------

                                   Continued

AMSOUTH MUTUAL FUNDS
Small Cap Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 Common Stocks, continued:
 Semiconductors (1.0%):
   2,400   Transwitch Corp. (b)........................................   $   94
                                                                          ------
 Telecommunications (2.0%):
  17,000   InterVoice, Inc. (b)........................................      186
                                                                          ------
 Telecommunications-Equipment (3.0%):
   8,500   Melita International Corp. (b)..............................      170
   4,300   Skytel Communications Inc. (b)..............................      113
                                                                          ------
                                                                             283
                                                                          ------
  Total Common Stocks                                                      8,704
                                                                          ------
 U.S. Government Agencies (1.1%):
  $  100   Federal Home Loan Bank, 2/3/99..............................      100
                                                                          ------
  Total U.S. Government Agencies                                             100
                                                                          ------

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 U.S. Treasury Bills (3.7%):
  $   350  4/22/99.....................................................   $  347
                                                                          ------
  Total U.S. Treasury Bills                                                  347
                                                                          ------
 Investment Companies (4.5%):
  419,518  AmSouth Prime Obligations Fund..............................      420
                                                                          ------
  Total Investment Companies                                                 420
                                                                          ------
  Total (Cost $8,316) (a)                                                 $9,571
                                                                          ======

--------
Percentages indicated are based on net assets of $9,417.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.............................................. $1,447
   Unrealized depreciation..............................................   (192)
                                                                         ------
   Net unrealized appreciation.......................................... $1,255
                                                                         ======

(b) Represents non-income producing securities.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Common Stocks (53.7%):
 Apparel (0.2%):
  140,000  Phillips-Van Heusen Corp. ................................   $    884
                                                                        --------
 Automotive (1.3%):
   81,000  Ford Motor Co. ...........................................      4,976
                                                                        --------
 Automotive Parts (1.0%):
  101,000  Arvin Industries, Inc. ...................................      3,996
                                                                        --------
 Banking (3.7%):
   40,000  BankAmerica Corp. ........................................      2,675
   40,000  J.P. Morgan & Co., Inc. ..................................      4,220
  172,500  Washington Mutual, Inc. ..................................      7,245
                                                                        --------
                                                                          14,140
                                                                        --------
 Beverages (0.8%):
   70,000  Diageo PLC ADR............................................      3,154
                                                                        --------
 Business Services (0.9%):
  178,000  Reynolds & Reynolds Co., Class A..........................      3,560
                                                                        --------
 Chemicals--Speciality (1.4%):
  230,000  Engelhard Corp. ..........................................      4,499
   90,000  M.A. Hanna Co. ...........................................        996
                                                                        --------
                                                                           5,495
                                                                        --------
 Computers & Peripherals (2.0%):
  395,000  Cabletron Systems, Inc. (b)...............................      4,123
   20,000  IBM Corp. ................................................      3,665
                                                                        --------
                                                                           7,788
                                                                        --------
 Consumer Goods (0.8%):
   75,000  American Greetings Corp., Class A.........................      2,963
                                                                        --------
 Electrical & Electronic (2.2%):
  130,838  AMP, Inc. ................................................      6,885
   32,000  Avnet, Inc. ..............................................      1,438
                                                                        --------
                                                                           8,323
                                                                        --------
 Entertainment (0.2%):
   50,000  Circus Circus Enterprises, Inc. (b).......................        681
                                                                        --------
 Financial Services (0.9%):
  110,000  Dun & Bradstreet Corp. ...................................      3,355
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Common Stocks, continued:
 Food Processing & Packaging (1.2%):
    5,000  Dole Food, Inc. ..........................................   $    152
  140,000  Sara Lee Corp. ...........................................      3,570
   36,000  Universal Foods Corp. ....................................        810
                                                                        --------
                                                                           4,532
                                                                        --------
 Forest & Paper Products (4.3%):
   15,000  Champion International Corp. .............................        526
  110,000  Union Camp Corp. .........................................      6,785
  100,000  Weyerhauser Co. ..........................................      5,413
  115,000  Willamette Industries, Inc. ..............................      4,025
                                                                        --------
                                                                          16,749
                                                                        --------
 Health Care (1.6%):
   50,000  Aetna, Inc. ..............................................      4,506
   33,000  United Healthcare Corp. ..................................      1,477
                                                                        --------
                                                                           5,983
                                                                        --------
 Household Products/Wares (1.5%):
  180,000  Rubbermaid, Inc. .........................................      5,805
                                                                        --------
 Insurance (1.9%):
   60,000  Marsh & McLennan Cos., Inc. ..............................      3,773
  120,000  St. Paul Cos., Inc. ......................................      3,525
                                                                        --------
                                                                           7,298
                                                                        --------
 Manufacturing (0.2%):
   31,000  Kennametal, Inc. .........................................        721
                                                                        --------
 Medical Supplies (3.6%):
  100,000  Baxter International, Inc. ...............................      7,093
  105,000  C.R. Bard, Inc. ..........................................      5,316
   60,000  DENTSPLY International, Inc. .............................      1,650
                                                                        --------
                                                                          14,059
                                                                        --------
 Metals & Mining (0.2%):
   40,000  Barrick Gold Corp. .......................................        763
                                                                        --------
 Newspapers (1.9%):
   30,000  Dow Jones & Co., Inc. ....................................      1,343
   90,000  Gannett Co., Inc. ........................................      5,923
                                                                        --------
                                                                           7,266
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Common Stocks, continued:
 Oil & Gas Exploration, Production, & Services (5.4%):
   20,000  Atlantic Richfield Co. ...................................   $  1,148
   75,000  Burlington Resources, Inc. ...............................      2,269
   80,000  Kerr-McGee Corp. .........................................      2,715
   30,000  Noble Affiliates..........................................        591
  115,000  Sunoco, Inc. .............................................      4,038
   80,000  Texaco, Inc. .............................................      3,789
  145,000  Ultramar Diamond Shamrock Corp. ..........................      3,190
  130,000  USX-Marathon Group........................................      2,958
                                                                        --------
                                                                          20,698
                                                                        --------
 Packaging (0.1%):
   10,000  Crown Cork & Seal, Inc. ..................................        317
                                                                        --------
 Pharmaceuticals (2.1%):
   50,000  American Home Products Corp. .............................      2,934
   90,000  Pharmacia & Upjohn, Inc. .................................      5,175
                                                                        --------
                                                                           8,109
                                                                        --------
 Pollution Control Services & Equipment (1.1%):
   83,375  Waste Management, Inc. ...................................      4,164
                                                                        --------
 Railroads (0.6%):
   60,000  CSX Corp. ................................................      2,415
                                                                        --------
 Retail (5.5%):
  110,000  CVS Corp. ................................................      6,022
   58,000  Dayton Hudson Corp. ......................................      3,698
  105,000  Dillard's, Inc., Class A..................................      2,605
   70,000  May Department Stores Co. ................................      4,225
   30,000  The Limited, Inc. ........................................      1,024
   48,000  Wal-Mart Stores, Inc. ....................................      4,128
                                                                        --------
                                                                          21,702
                                                                        --------
 Temporary Services (0.2%):
  100,000  Olsten Corp. .............................................        813
                                                                        --------
 Transportation Leasing & Trucking (1.2%):
  105,000  Ryder System, Inc. .......................................      2,560
   55,000  USFreightways Corp. ......................................      1,918
                                                                        --------
                                                                           4,478
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Common Stocks, continued:
 Utilities--Electric & Gas (2.0%):
  140,000  Baltimore Gas & Electric Co...............................   $  3,815
  140,000  Southern Co. .............................................      3,771
                                                                        --------
                                                                           7,586
                                                                        --------
 Utilities--Telecommunications (3.7%):
   30,000  AT&T Corp. ...............................................      2,723
  110,000  BellAtlantic Corp. .......................................      6,599
  110,000  BellSouth Corp. ..........................................      4,909
                                                                        --------
                                                                          14,231
                                                                        --------
  Total Common Stocks                                                    207,004
                                                                        --------
 Corporate Bonds (22.7%):
 Appliances (0.1%):
  $   500  Whirlpool Corp., 9.50%, 6/15/00...........................        524
                                                                        --------
 Automotive (0.2%):
      700  General Motors Corp., 9.63%, 12/1/00......................        752
                                                                        --------
 Automotive--Finance (2.0%):
    2,500  Chrysler Financial Corp., 6.08%, 4/6/01...................      2,534
    2,000  General Motors Acceptance Corp., 6.00%, 2/1/02............      2,028
    3,000  Toyota Motor Credit Corp., 5.50%, 9/17/01.................      3,007
                                                                        --------
                                                                           7,569
                                                                        --------
 Banking (3.6%):
      930  BankAmerica Corp., 9.50%, 4/1/01..........................      1,002
    1,000  Bankers Trust Co., 9.50%, 6/14/00.........................      1,045
    2,500  Mellon Financial Co., 6.30%, 6/1/00.......................      2,535
    4,185  NationsBank Corp., 5.38%, 4/15/00.........................      4,189
    2,000  SunTrust Banks, Inc., 7.38%, 7/1/06.......................      2,218
    1,565  Wachovia Corp., 5.40%, 2/20/01............................      1,569
    1,475  Wachovia Corp., 6.63%, 11/15/06...........................      1,575
                                                                        --------
                                                                          14,133
                                                                        --------
 Brokerage Services (1.9%):
    3,000  Bear Stearns & Co., Inc., 6.50%, 8/1/02...................      3,060
    2,000  Merrill Lynch & Co., Inc., 6.00%, 3/1/01..................      2,020
    2,000  Morgan Stanley Group, Inc., 8.10%, 6/24/02................      2,148
                                                                        --------
                                                                           7,228
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds, continued:
 Chemicals (0.8%):
  $3,000   Monsanto Co., 6.00%, 7/1/00...............................   $  3,026
                                                                        --------
 Consumer Goods (0.5%):
   2,000   Procter & Gamble Co., 5.25%, 9/15/03......................      2,010
                                                                        --------
 Diversified Manufacturing (0.7%):
   2,500   Avnet Inc., 6.45%, 8/15/03................................      2,563
                                                                        --------
 Electronic Components/ Instruments (0.5%):
   2,000   Honeywell, Inc., 6.75%, 3/15/02...........................      2,085
                                                                        --------
 Farm Equipment (0.8%):
   3,000   John Deere Capital Corp., 5.85%, 1/15/01..................      3,019
                                                                        --------
 Financial Services (1.9%):
   4,000   Associates Corp. N. A., 6.75%, 7/15/01....................      4,124
   1,200   British Telecom Finance, Inc., 9.38%, 2/15/99.............      1,202
   1,000   Commercial Credit Co., 7.88%, 7/15/04.....................      1,098
   1,000   Pitney Bowes Credit Corp.,
            6.80%, 10/1/01...........................................      1,040
                                                                        --------
                                                                           7,464
                                                                        --------
 Food Products & Services (0.3%):
   1,000   H.J. Heinz Co., 6.75%, 10/15/99...........................      1,010
                                                                        --------
 Forest & Paper Products (0.3%):
   1,000   Mead Corp., 6.60%, 3/1/02.................................      1,028
                                                                        --------
 Industrial Goods & Services (1.8%):
     500   Browning-Ferris Industries, Inc., 6.10%, 1/15/03..........        509
   2,000   Caterpillar Financial Services, 6.02%, 4/15/02............      2,030
   1,000   Dresser Industries, Inc., 6.25%, 6/1/00...................      1,011
   3,000   First Data Corp., 6.75%, 7/15/05..........................      3,210
                                                                        --------
                                                                           6,760
                                                                        --------
 Insurance (0.4%):
   1,400   Capital Holding Corp., 9.20%, 4/17/01.....................      1,512
     140   Chubb Corp., 8.75%, 11/15/99..............................        144
                                                                        --------
                                                                           1,656
                                                                        --------
 Newspapers (0.5%):
   2,000   Gannett Co., Inc., 5.85%, 5/1/00..........................      2,020
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds, continued:
 Oil & Gas Exploration, Production, & Services (0.4%):
  $1,550   BP America, Inc., 9.38%, 11/1/00..........................   $  1,660
                                                                        --------
 Pollution Control Services & Equipment (0.8%):
   1,000   Waste Management, Inc., 8.25%, 11/15/99...................      1,020
   2,000   Waste Management, Inc., 7.70%, 10/1/02....................      2,118
                                                                        --------
                                                                           3,138
                                                                        --------
 Retail (2.4%):
   2,000   J.C. Penney Co., Inc., 7.25%, 4/1/02......................      2,090
   2,000   Sears, Roebuck and Co., 6.00%, 3/20/03....................      2,020
   3,000   Wal-Mart Stores, Inc., 5.85%, 6/1/00......................      3,026
   2,000   Wal-Mart Stores, Inc., 6.75%, 5/15/02.....................      2,095
                                                                        --------
                                                                           9,231
                                                                        --------
 Telecommunications--Equipment (0.5%):
   1,730   Lucent Technologies, Inc., 6.90%, 7/15/01.................      1,804
                                                                        --------
 Utilities--Electric & Gas (2.0%):
   3,450   Duke Power Co., 7.00%, 6/1/00.............................      3,532
   1,275   Georgia Power Co., 6.13%, 9/1/99..........................      1,283
   2,000   Oklahoma Gas & Electric Co., 6.25%, 10/15/00..............      2,035
     900   Pennsylvania Power & Light Co., 6.00%, 6/1/00.............        909
                                                                        --------
                                                                           7,759
                                                                        --------
 Utilities--Telecommunications (0.3%):
   1,000   AT&T Corp., 7.13%, 1/15/02................................      1,050
                                                                        --------
  Total Corporate Bonds                                                   87,489
                                                                        --------
 Municipal Bonds (1.1%):
 Illinois (1.1%):
   3,800   Chicago Public Building, 7.00%, 1/1/06....................      4,114
                                                                        --------
  Total Municipal Bonds                                                    4,114
                                                                        --------
 U.S. Government Agencies (8.9%):
 Fannie Mae (2.7%):
   5,400   5.50%, 2/2/01.............................................      5,458
   5,000   6.21%, 11/7/07............................................      5,297
                                                                        --------
                                                                          10,755
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 U.S. Government Agencies, continued:
 Freddie Mac (2.5%):
  $7,000   5.83%, 2/9/06.............................................   $  7,230
   2,000   7.10%, 4/10/07............................................      2,239
                                                                        --------
                                                                           9,469
                                                                        --------
 Government National Mortgage Assoc. (2.6%):
   9,951   6.50%, 11/20/28...........................................     10,023
                                                                        --------
 Tennessee Valley Authority (1.1%):
   4,000   6.00%, 11/1/00............................................      4,060
                                                                        --------
  Total U.S. Government Agencies                                          34,307
                                                                        --------

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------- ---------------------------------------------------------   --------
 U.S. Treasury Bonds (9.2%):
 $    4,600 5.88%, 11/15/05..........................................   $  4,902
      6,000 7.50%, 11/15/16..........................................      7,488
     10,000 7.25%, 8/15/22...........................................     12,504
      9,400 6.25%, 8/15/23...........................................     10,556
                                                                        --------
  Total U.S. Treasury Bonds                                               35,450
                                                                        --------
 Investment Companies (3.5%):
 13,674,719 AmSouth Prime Obligations Fund...........................     13,675
      2,464 AmSouth U.S. Treasury Fund...............................          2
                                                                        --------
  Total Investment Companies                                              13,677
                                                                        --------
  Total (Cost $303,542) (a)                                             $382,041
                                                                        ========

--------
Percentages indicated are based on net assets of $385,640.
(a) Represents cost for federal income tax purposes and differs from value by net appreciation of securities as follows:

Unrealized appreciation............................................... $ 86,163
Unrealized depreciation...............................................   (7,664)
                                                                       --------
Net unrealized appreciation........................................... $ 78,499
                                                                       ========

(b) Represents non-income producing securities.
ADR--American Depository Receipt
PLC--Public Limited Co.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Limited Maturity Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds (83.8%):
 Automotive--Finance (9.8%):
  $1,000   Chrysler Financial Corp., 6.08%, 4/6/01...................   $  1,014
   4,000   Ford Motor Credit Co., 8.20%, 2/15/02.....................      4,299
   3,500   General Motors Acceptance Corp., 6.75%, 2/7/02............      3,623
   2,000   Toyota Motor Credit Corp.,
            5.50%, 9/17/01...........................................      2,005
                                                                        --------
                                                                          10,941
                                                                        --------
 Banking (9.0%):
   3,000   Bank One Corp., 6.25%, 9/1/00.............................      3,045
   1,500   Firstar Bank, 6.25%, 12/1/02..............................      1,556
   2,000   NationsBank Corp., 5.38%, 4/15/00.........................      2,003
   2,500   NationsBank Corp., 5.70%, 9/11/00.........................      2,519
     900   Wachovia Bank, 6.30%, 3/15/01.............................        918
                                                                        --------
                                                                          10,041
                                                                        --------
 Brokerage Services (5.0%):
   2,500   Bear Stearns & Co., Inc., 6.50%, 6/15/00..................      2,529
   1,000   Bear Stearns & Co., Inc., 6.50%, 7/5/00...................      1,012
   2,000   Dean Witter Discover & Co., 6.26%, 3/15/00................      2,025
                                                                        --------
                                                                           5,566
                                                                        --------
 Computers & Peripherals (0.9%):
   1,000   IBM Corp., 5.95%, 6/2/03..................................      1,026
                                                                        --------
 Consumer Goods (1.8%):
   2,000   Procter & Gamble Co., 5.25%, 9/15/03......................      2,010
                                                                        --------
 Electronic Components/Instruments (0.8%):
     850   Honeywell, Inc., 6.75%, 3/15/02...........................        886
                                                                        --------
 Farm Equipment (2.7%):
   3,000   John Deere Capital Corp., 5.85%, 1/15/01..................      3,019
                                                                        --------
 Financial Services (14.8%):
   1,200   Associates Corp. of North America, 7.50%, 5/15/99.........      1,208
   3,000   Associates Corp. of North America, 7.25%, 9/1/99..........      3,038
     500   Beneficial Corp., 7.32%, 11/17/99.........................        508
   2,000   CIT Group Holdings, 6.38%, 10/1/02........................      2,053
   1,000   Citigroup, Inc., 6.13%, 6/15/00...........................      1,010
   1,000   Commercial Credit Co., 8.26%, 11/1/01.....................      1,071

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds, continued:
 Financial Services, continued:
  $2,500   General Electric Capital Corp., 6.15%, 11/5/01............   $  2,563
   5,000   Household Finance Co., 8.95%, 9/15/99.....................      5,113
                                                                        --------
                                                                          16,564
                                                                        --------
 Food Products & Services (5.3%):
   1,000   Campbell Soup Co., 6.15%, 12/1/02.........................      1,035
   2,850   Diagio PLC, 6.50%, 9/15/99................................      2,867
   1,000   McDonald's Corp., 5.90%, 5/11/01..........................      1,014
   1,000   McDonald's Corp., 6.00%, 6/23/02..........................      1,024
                                                                        --------
                                                                           5,940
                                                                        --------
 Forest & Paper Products (0.9%):
   1,000   Mead Corp., 6.60%, 3/1/02.................................      1,028
                                                                        --------
 Health Care (1.8%):
   2,000   McKesson Corp., 6.88%, 3/1/02.............................      2,070
                                                                        --------
 Industrial Goods & Services (5.6%):
   2,000   Air Products & Chemicals, Inc., 8.35%, 1/15/02............      2,160
   1,000   Caterpillar Financial Services, 6.02%, 4/15/02............      1,015
   3,000   E. I. Dupont de Nemours & Co., 6.50%, 9/1/02..............      3,131
                                                                        --------
                                                                           6,306
                                                                        --------
 Insurance (6.1%):
   2,000   American General Corp., 7.70%, 10/15/99...................      2,036
   1,500   AON Corp., 6.88%, 10/1/99.................................      1,514
   1,000   St. Paul Cos., Inc., Series A, 6.17%, 1/15/01.............      1,014
   2,200   USLife Corp., 6.38%, 6/15/00..............................      2,220
                                                                        --------
                                                                           6,784
                                                                        --------
 Leasing (1.8%):
   2,000   USL Capital Corp., 8.13%, 2/15/00.........................      2,060
                                                                        --------
 Office Equipment & Services (1.2%):
   1,274   Xerox Corp., 8.13%, 4/15/02...............................      1,371
                                                                        --------
 Oil & Gas Exploration, Production, & Services (2.1%):
   2,200   Amoco Co., 6.25%, 10/15/04................................      2,318
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Limited Maturity Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds, continued:
 Retail (4.1%):
  $1,000   Sears, Roebuck and Co., 6.00%, 3/20/03....................   $  1,010
   3,500   Wal-Mart Stores, Inc., 5.85%, 6/1/00......................      3,531
                                                                        --------
                                                                           4,541
                                                                        --------
 Telecommunications--Equipment (0.9%):
   1,000   Lucent Technologies, Inc., 6.90%, 7/15/01.................      1,043
                                                                        --------
 Utilities--Electric & Gas (4.6%):
     600   Baltimore Gas & Electric Co., 5.50%, 7/15/00..............        604
   3,000   Florida Power Corp., 6.50%, 12/1/99.......................      3,034
   1,500   Georgia Power Co., 6.13%, 9/1/99..........................      1,509
                                                                        --------
                                                                           5,147
                                                                        --------
 Utilities--Telecommunications (4.6%):
   3,000   Ameritech Capital Funding, 6.13%, 10/15/01................      3,071
   2,000   BellSouth Telecommunications, 6.00%, 6/15/02..............      2,043
                                                                        --------
                                                                           5,114
                                                                        --------
  Total Corporate Bonds                                                   93,775
                                                                        --------

   Shares
     or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------- --------------------------------------------------------   --------
 U.S. Treasury Bonds (5.6%):
 $    6,000 6.38%, 8/15/02..........................................   $  6,322
                                                                       --------
  Total U.S. Treasury Bonds                                               6,322
                                                                       --------
 U.S. Treasury Notes (7.5%):
      8,000 5.88%, 2/15/04..........................................      8,441
                                                                       --------
  Total U.S. Treasury Notes                                               8,441
                                                                       --------
 Investment Companies (1.6%):
  1,795,349 AmSouth Prime Obligations Fund..........................      1,796
        332 AmSouth U.S. Treasury Fund..............................         --*
                                                                       --------
  Total Investment Companies                                              1,796
                                                                       --------
  Total (Cost $107,203) (a)                                            $110,334
                                                                       ========

--------
Percentages indicated are based on net assets of $112,020.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.............................................. $3,239
   Unrealized depreciation..............................................   (108)
                                                                         ------
   Net unrealized appreciation.......................................... $3,131
                                                                         ======

 * Due to rounding, figure was below the thousand dollar threshold.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Government Income Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 U.S. Government Agencies (80.0%):
 Fannie Mae (18.5%):
  $1,000   5.75%, 4/15/03..............................................   $1,029
     700   5.94%, 12/12/05.............................................      730
                                                                          ------
                                                                           1,759
                                                                          ------
 Government National Mortgage Assoc. (61.5%):
     421   7.00%, 12/15/26.............................................      431
   2,622   7.50%, 6/15/24-12/15/25.....................................    2,708
     327   8.00%, 7/15/26..............................................      340
     321   8.50%, 12/15/19-2/15/23.....................................      339
   1,063   9.00%, 6/15/18-9/15/22......................................    1,128
     827   9.50%, 5/15/18-8/15/21......................................      886
                                                                          ------
                                                                           5,832
                                                                          ------
  Total U.S. Government Agencies                                           7,591
                                                                          ------

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 U.S. Treasury Bonds (10.5%):
 $    800  7.50%, 11/15/16.............................................   $  998
                                                                          ------
  Total U.S. Treasury Bonds                                                  998
                                                                          ------
 U.S. Treasury Notes (5.4%):
      500  5.50%, 5/31/03..............................................      516
                                                                          ------
  Total U.S. Treasury Notes                                                  516
                                                                          ------
 Investment Companies (3.6%):
  338,677  AmSouth U.S. Treasury Fund..................................      339
                                                                          ------
  Total Investment Companies                                                 339
                                                                          ------
  Total (Cost $9,096) (a)                                                 $9,444
                                                                          ======

--------
Percentages indicated are based on net assets of $9,490.
(a) Represents cost for federal income tax purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation................................................ $362
   Unrealized depreciation................................................  (14)
                                                                           ----
   Net unrealized appreciation............................................ $348
                                                                           ====

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds (51.6%):
 Aerospace/Defense (0.9%):
  $3,000   Boeing Corp., 6.88%, 11/1/06..............................   $  3,259
                                                                        --------
 Appliances (0.1%):
     500   Whirlpool Corp., 9.50%, 6/15/00...........................        524
                                                                        --------
 Automotive (0.3%):
     908   General Motors Corp., 9.63%, 12/1/00......................        975
                                                                        --------
 Automotive--Finance (1.9%):
   3,485   Ford Motor Credit Co., 6.25%, 12/8/05.....................      3,602
   3,000   Toyota Motor Credit Corp., 5.50%, 9/17/01.................      3,008
                                                                        --------
                                                                           6,610
                                                                        --------
 Banking (5.9%):
   3,157   Bank One Corp., 7.00%, 7/15/05............................      3,358
   1,150   BankAmerica Corp., 9.50%, 4/1/01..........................      1,239
   4,000   Fifth Third Bank, 6.75%, 7/15/05..........................      4,245
   3,856   J.P. Morgan & Co., 7.63%, 9/15/04.........................      4,198
   4,306   NationsBank Corp., 5.38%, 4/15/00.........................      4,312
   3,159   SunTrust Banks, Inc., 7.38%, 7/1/06.......................      3,503
                                                                        --------
                                                                          20,855
                                                                        --------
 Beverages (1.0%):
   3,500   Coca-Cola Enterprises, Inc., 6.38%, 8/1/01................      3,588
                                                                        --------
 Brokerage Services (2.4%):
   2,500   Bear Stearns & Co. Inc., 6.63%, 10/1/04...................      2,559
   3,500   Dean Witter Discover & Co., 6.50%, 11/1/05................      3,653
     750   Merrill Lynch & Co., Inc., 8.25%, 11/15/99................        769
   1,450   Merrill Lynch & Co., Inc., 6.00%, 2/12/03.................      1,468
                                                                        --------
                                                                           8,449
                                                                        --------
 Entertainment (0.8%):
   3,000   Walt Disney Company, 5.13%, 12/15/03......................      2,981
                                                                        --------
 Financial Services (6.6%):
   2,000   American Express Credit Corp., 6.50%, 8/1/00..............      2,039
   3,500   Ameritech Capital, 5.65%, 1/15/01.........................      3,530
   2,000   Associates Corp., 5.75%, 10/15/03.........................      2,028
   3,000   Associates Corp., 5.75%, 11/01/03.........................      3,041

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds, continued:
 Financial Services, continued:
  $3,091   Avco Financial Service Corp., 5.50%, 4/1/00...............   $  3,097
   1,310   British Telecom Finance, Inc., 9.38%, 2/15/99.............      1,312
   2,000   Commercial Credit Co., 7.38%, 3/15/02.....................      2,105
   3,000   Commercial Credit Co., 6.50%, 8/1/04......................      3,101
   1,000   Margaretten Financial Corp., 6.75%, 6/15/00...............      1,018
   2,000   Norwest Financial, Inc., 6.63%, 7/15/04...................      2,110
                                                                        --------
                                                                          23,381
                                                                        --------
 Food Products & Services (0.8%):
   2,750   Campbell Soup Co., 6.15%, 12/1/02.........................      2,846
                                                                        --------
 Forest & Paper Products (0.9%):
   3,000   Mead Corp., 6.60%, 3/1/02.................................      3,083
                                                                        --------
 Industrial Goods & Services (5.1%):
   3,000   Air Products & Chemicals, Inc., 8.35%, 1/15/02............      3,240
   2,655   Browning-Ferris Industries, Inc., 6.10%, 1/15/03..........      2,701
   2,000   E. I. Dupont de Nemours & Co., 6.50%, 9/1/02..............      2,088
   2,570   E. I. Dupont de Nemours & Co., 6.75%, 10/15/02............      2,708
   2,000   First Data Corp., 6.75%, 7/15/05..........................      2,140
   1,500   Illinois Tool Works, Inc., 5.88%, 3/1/00..................      1,513
   3,456   Rockwell International Corp., 6.63%, 6/1/05...............      3,668
                                                                        --------
                                                                          18,058
                                                                        --------
 Insurance (2.1%):
   1,000   AON Corp., 6.88%, 10/1/99.................................      1,009
   1,600   Capital Holding Corp., 9.20%, 4/17/01.....................      1,728
     330   Chubb Corp., 8.75%, 11/15/99..............................        339
   1,000   Chubb Corp., 6.15%, 8/15/05...............................      1,034
   3,100   Hartford Life, Inc., 6.90%, 6/15/04.......................      3,271
                                                                        --------
                                                                           7,381
                                                                        --------
 Office Equipment & Services (0.6%):
   2,000   Xerox Corporation, 7.15%, 8/1/04..........................      2,140
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                              Market
  Amount                          Description                            Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds, continued:
 Oil & Gas Exploration, Production, &
  Services (1.2%):
  $3,158   BP America, Inc., 9.38%, 11/1/00..........................   $  3,383
     864   Exxon Capital Corp., 7.45%, 12/15/01......................        917
                                                                        --------
                                                                           4,300
                                                                        --------
 Pharmaceuticals (0.9%):
   3,000   Warner-Lambert Co., 5.75%, 1/15/03........................      3,068
                                                                        --------
 Photography (1.0%):
   3,100   Eastman Kodak, 9.38%, 3/15/03.............................      3,565
                                                                        --------
 Pollution Control Services & Equipment
  (1.3%):
   2,449   Waste Management, Inc., 6.38%, 12/1/03....................      2,501
   2,000   Waste Management, Inc., 7.00%, 5/15/05....................      2,110
                                                                        --------
                                                                           4,611
                                                                        --------
 Railroads (1.0%):
   2,395   Union Pacific Corp., 6.25%, 3/15/99.......................      2,395
   1,000   Union Pacific Corp., 7.00%, 6/15/00.......................      1,016
                                                                        --------
                                                                           3,411
                                                                        --------
 Retail (2.9%):
   2,000   JC Penney & Co., 6.13%, 11/15/03..........................      2,055
   3,000   Nike, Inc., 6.38%, 12/1/03................................      3,113
   4,000   Wal-Mart Stores, Inc., 5.85%, 6/1/00......................      4,034
   1,000   Wal-Mart Stores, Inc., 6.75%, 5/15/02.....................      1,048
                                                                        --------
                                                                          10,250
                                                                        --------
 Utilities--Electric & Gas (7.5%):
   3,100   Baltimore Gas &
            Electric, 7.50%, 1/15/07.................................      3,502
   2,000   Consolidated Edison Co.
            of New York, Inc., 6.63%, 2/1/02.........................      2,075
   3,500   National Rural
            Utilities, 5.00%, 10/1/02................................      3,461
   3,100   National Rural Utilities, 6.38%, 10/15/04.................      3,278
   1,000   Northern States Power Co., 5.50%, 2/1/99..................      1,000
   2,750   Northern States Power Co., 7.88%, 10/1/01.................      2,936
   2,250   Oklahoma Gas & Electric Co., 6.25%, 10/15/00..............      2,289
   2,000   Tampa Electric Co., 6.13%, 5/1/03.........................      2,073
   2,500   Virginia Electric & Power Co., 8.00%, 3/1/04..............      2,788
   3,500   Wisconsin Electric Power, 6.63%, 11/15/06.................      3,779
                                                                        --------
                                                                          27,181
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds, continued:
 Utilities--Telecommunications (6.4%):
  $2,000   Bell Atlantic Corp., 6.25%, 2/15/04.......................   $  2,073
   3,500   BellSouth Telecommunications, 6.50%, 6/15/05..............      3,722
   2,009   Chesapeake & Potomac Telephone, 6.00%, 5/1/03.............      2,054
   2,000   GTE California, Inc., 5.63%, 2/1/01.......................      2,013
   2,295   GTE Northwest, Inc., Series A, 7.38%, 5/1/01..............      2,393
   1,650   GTE Southwest, Inc., Series A, 5.82%, 12/1/99.............      1,658
     500   Michigan Bell Telephone, 5.88%, 9/15/99...................        503
   2,000   Southern New England Telecommunications Corp.,
            6.50%, 2/15/02...........................................      2,063
   2,000   Southwestern Bell Telephone,
            6.63%, 4/1/05............................................      2,125
   4,000   US West Communications Group,
            6.63%, 9/15/05...........................................      4,249
                                                                        --------
                                                                          22,853
                                                                        --------
  Total Corporate Bonds                                                  183,369
                                                                        --------
 U.S. Government Agencies (13.7%):
 Fannie Mae (10.1%):
   3,000   6.59%, 5/21/02............................................      3,142
   7,500   7.05%, 11/12/02...........................................      8,020
   1,500   7.40%, 7/1/04.............................................      1,662
  15,000   8.40%, 10/25/04...........................................     15,349
   7,300   6.56% 11/26/07............................................      7,608
                                                                        --------
                                                                          35,781
                                                                        --------
 Freddie Mac (0.8%):
     700   7.14%, 3/12/07............................................        739
   2,000   7.10%, 4/10/07............................................      2,239
                                                                        --------
                                                                           2,978
                                                                        --------
 Government National Mortgage Assoc. (2.8%):
   9,902   7.00%, 11/20/28...........................................     10,106
                                                                        --------
  Total U.S. Government Agencies                                          48,865
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 U.S. Treasury Bonds (30.1%):
  $18,000  5.75%, 8/15/03............................................   $ 18,782
   15,000  5.88%, 11/15/05...........................................     15,985
   11,000  6.50%, 10/15/06...........................................     12,192
   17,600  3.38%, 1/15/07............................................     17,099
   17,000  7.50%, 11/15/16...........................................     21,215
   19,360  6.25%, 8/15/23............................................     21,741
                                                                        --------
  Total U.S. Treasury Bonds                                              107,014
                                                                        --------

   Shares
     or
  Principal                          Security                           Market
   Amount                          Description                          Value
 ----------- -------------------------------------------------------   --------
 U.S. Treasury Strips (0.9%):
 $     4,000 2/15/04................................................   $  3,172
                                                                       --------
  Total U.S. Treasury Strips                                              3,172
                                                                       --------
 Investment Companies (3.5%):
  12,626,526 AmSouth Prime Obligations Fund.........................     12,627
           6 AmSouth U.S. Treasury Fund.............................         --*
                                                                       --------
  Total Investment Companies                                             12,627
                                                                       --------
  Total (Cost $336,048) (a)                                            $355,047
                                                                       ========

--------
Percentages indicated are based on net assets of $355,855.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation............................................ $ 19,903
   Unrealized depreciation............................................     (904)
                                                                       --------
   Net unrealized appreciation........................................ $ 18,999
                                                                       ========

 * Due to rounding, figure was below the thousand dollar threshold.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                            Value
 --------- ------------------------------------------------------------   -------

 Municipal Bonds (96.9%):
 Alabama (56.8%):
 $  2,245  Alabama State Agriculture & Mechanical University Revenue,
            4.55%, 11/1/09, Callable 5/1/08 @ 102, MBIA................   $ 2,306
    2,355  Alabama State Agriculture & Mechanical University Revenue,
            4.65%, 11/1/10, Callable 5/1/08 @ 102, MBIA................     2,417
    2,035  Alabama State Agriculture & Mechanical University Revenue,
            6.50%, 11/1/25, MBIA, Callable 11/1/05 @ 102...............     2,394
    3,060  Alabama State Corrections Institution, 4.90%, 4/1/03, MBIA..     3,205
    1,520  Alabama State Industrial Access Road & Bridge Corp., Capital
            Improvements, Series A, 4.60%, 6/1/03......................     1,569
    3,700  Alabama State Judicial Building Authority, Judicial
            Facilties Project, 4.75%, 1/1/05, AMBAC....................     3,889
    3,880  Alabama State Judicial Building Authority, Judicial
            Facilties Project, 4.85%, 1/1/06, AMBAC....................     4,106
    2,640  Alabama State Mental Health Finance Authority, Special Tax,
            4.88%, 5/1/03, MBIA........................................     2,768
    7,350  Alabama State Public School & College Authority, 4.75%,
            12/1/03, Callable 6/1/03 @ 103.............................     7,722
    3,390  Alabama State Public School & College Authority, 5.00%,
            12/1/05, Callable 6/1/03 @ 103.............................     3,639
   10,000  Alabama State Public School & College Authority Revenue,
            Series A, 4.38%, 8/1/04....................................    10,339
    5,000  Alabama State Public School & College Authority, Capital
            Improvement, 4.75%, 11/1/06, Callable 11/1/05 @ 101........     5,292
    1,760  Alabama State Water Pollution Control Authority, Revolving
            Fund, Series B, 5.25%, 8/15/08,
            Callable 8/15/06 @ 100, AMBAC..............................     1,898
    1,350  Alabama State Water Pollution Control Authority, Revolving
            Fund, Series B, 5.38%, 8/15/10,
            Callable 8/15/06 @ 100, AMBAC..............................     1,451
    2,495  Alabama State Water Pollution Control Authority, Revolving
            Fund, Series B, 5.40%, 8/15/11,
            Callable 8/15/06 @ 100, AMBAC..............................     2,656
    5,000  Alabama State Water Pollution Control Authority, Revolving
            Fund, Series B, 5.50%, 8/15/16,
            Callable 8/15/06 @100......................................     5,264
    1,000  Auburn University, University Revenues, General Fee, 5.25%,
            6/1/06, Callable 6/1/03 @ 102, MBIA........................     1,070
    1,040  Birmingham Capital Improvement, Series B, 4.80%, 10/1/08,
            Callable 4/1/07 @ 102......................................     1,104
    1,375  Birmingham Waterworks & Sewer Board, Water & Sewer Revenue,
            5.90%, 1/1/03, Callable 1/1/02 @ 102.......................     1,490
    1,340  Birmingham, Capital Improvements, 4.75%, 10/1/10, Callable
            4/1/08 @ 102...............................................     1,391
    1,430  Birmingham, Capital Improvements, 4.85%, 10/1/11, Callable
            4/1/08 @ 102...............................................     1,483
    1,500  Birmingham, GO, 4.90%, 7/1/06...............................     1,598
    3,465  Birmingham, Industrial Water Board, Industrial Water Supply,
            6.20%, 7/1/08, Pre-refunded 1/1/07 @ 100...................     3,797
    1,100  Birmingham, Industrial Water Board, Industrial Water Supply,
            ETM, 5.30%, 3/1/04, Callable 3/1/03 @ 102..................     1,170
    1,000  Birmingham, Industrial Water Board, Industrial Water Supply,
            ETM, 5.40%, 3/1/05, Callable 3/1/03 @ 102..................     1,069
    1,300  Birmingham, Industrial Water Board, Industrial Water Supply,
            5.50%, 3/1/06, Pre-refunded 3/1/05 @ 100...................     1,417
    1,045  Clark & Mobile County, Gas District, 5.60%, 12/1/17,
            Callable 12/1/06 @ 102, MBIA...............................     1,119
    9,500  Daphne, Special Care Facilities Financing Authority,
            Presbyterian Retirement Corp., 7.30%, 8/15/18,
            Pre-refunded 8/15/01 @ 100.................................    10,371
      720  Decatur, Warrants, Series E, Limited GO, 5.10%, 8/1/05,
            Callable 8/1/02 @ 102......................................       762
      760  Decatur, Warrants, Series E, Limited GO, 5.20%, 8/1/06,
            Callable 8/1/02 @ 102......................................       808
      750  Decatur, Warrants, Series E, Limited GO, 5.25%, 8/1/08,
            Callable 8/1/02 @ 102......................................       792
      780  Decatur, Warrants, Series E, Limited GO, 5.30%, 8/1/09,
            Callable 8/1/02 @ 102......................................       822
    2,845  Florence, Warrants, Series A, GO, 4.65%, 9/1/03, MBIA.......     2,962
    1,180  Florence, Warrants, Series A, GO, 4.35%, 12/1/07, FSA.......     1,212
    1,230  Florence, Warrants, Series A, GO, 4.40%, 12/1/08............     1,264
    1,290  Florence, Warrants, Series A, GO, 4.50%, 12/1/09............     1,328

                                   Continued

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Municipal Bonds, continued
 Alabama, continued:
   $1,345  Florence, Warrants, Series A, GO, 4.60%, 12/1/10, Callable
            12/1/08 @ 102............................................   $ 1,385
    4,700  Gadsden, East Alabama Medical Clinic Board, Baptist
            Hospital of Gadsden, Inc.,
            Series A, 7.80%, 11/1/21, Pre-refunded 11/1/01 @ 102.....     5,317
    5,450  Hoover, Warrants, 4.50%, 3/1/13, Pre-refunded 3/1/03 @
            100......................................................     5,450
      550  Huntsville Electric, 4.60%, 12/1/09, Callable 12/1/07 @
            102......................................................       571
      660  Huntsville Electric, 4.70%, 12/1/10, Callable 12/1/07 @
            102......................................................       684
      680  Huntsville Electric, 4.80%, 12/1/11, Callable 12/1/07 @
            102......................................................       704
    3,120  Huntsville, Warrants, Series B, GO, 4.00%, 11/1/05........     3,164
    3,245  Huntsville, Warrants, Series B, GO, 4.00%, 11/1/06........     3,275
    3,380  Huntsville, Warrants, Series B, GO, 4.10%, 11/1/07........     3,417
    2,500  Huntsville, Water System, Warrants, 5.00%, 5/1/02,........     2,610
    3,125  Huntsville, Water System, Warrants, 5.05%, 5/1/03,
            Callable 5/1/02 @ 102, AMBAC.............................     3,294
    1,000  Jefferson County Board of Education, Capital Outlay,
            5.40%, 2/15/10, Callable 2/15/03 @ 102, AMBAC............     1,085
    4,000  Jefferson County, GO, 5.30%, 4/1/09, Pre-refunded 4/1/03 @
            102......................................................     4,229
    2,400  Jefferson County, Sewer Revenue Warrants, 5.40%, 9/1/04,
            Pre-refunded 3/1/03 @ 102.5, MBIA........................     2,617
    5,000  Jefferson County, Warrants, GO, 5.00%, 4/1/04, Callable
            4/1/03 @ 102.............................................     5,272
    2,500  Mobile County Board of School Commissioners, Warrants,
            Capital Outlay, 4.80%, 3/1/02, AMBAC.....................     2,595
    1,350  Mobile County, Series A, GO, 5.00%, 2/1/04, Callable
            2/1/03 @ 102.............................................     1,426
    1,000  Mobile County, Warrants, Series A, Limited GO, 5.00%,
            2/1/04, Callable 2/1/03 @ 102............................     1,057
    5,000  Mobile County, Warrants, Series A, Limited GO, 5.10%,
            2/1/05, Callable 2/1/03 @ 102............................     5,324
    1,630  Mobile, Warrants, GO, 6.50%, 2/15/05......................     1,864
    1,685  Mobile, Warrants, GO, 6.50%, 2/15/06, AMBAC...............     1,951
    3,250  Mobile, Water & Sewer Commissioners, Water & Sewer
            Revenue, 5.00%, 1/1/05, FGIC.............................     3,455
    1,500  Montgomery County, Warrants, GO, 5.00%, 11/1/04, Callable
            11/1/04 @ 102............................................     1,593
    1,040  Montgomery, Warrants, Series A, GO, 5.00%, 5/1/05,
            Callable 5/1/03 @ 102....................................     1,105
    1,000  Montgomery, Warrants, Series A, GO, 5.00%, 5/1/06,
            Callable 5/1/03 @ 102....................................     1,058
    3,000  Montgomery, Waterworks & Sanitary Sewer Board, 5.50%,
            9/1/08, Callable 9/1/06 @ 101, MBIA......................     3,308
    1,000  Montgomery, Waterworks & Sanitary Sewer Board, Series B,
            5.70%, 9/1/02............................................     1,069
    2,500  Montgomery, Waterworks & Sanitary Sewer Board, Series B,
            6.25%, 9/1/08, Callable 9/1/02 @ 102.....................     2,744
    3,565  Montgomery, Waterworks & Sanitary Sewer Board, Series B,
            6.30%, 9/1/10, Callable 9/1/02 @ 102.....................     3,918
    1,990  Shelby County, Warrants, Series A, 5.60%, 8/1/02, AMBAC...     2,127
    1,830  Shelby County, Warrants, Series A, 5.70%, 2/1/03, AMBAC...     1,973
      335  Talladega County, Industrial Development Board, Cyprus 1
            Project, 9.75%, 12/1/13..................................       337
      740  Tuscaloosa County, Warrants, GO, 5.60%, 10/1/04...........       811
    1,200  University Alabama General Fee, 4.60%, 6/1/09, Callable
            6/1/07 @ 102.............................................     1,249
    1,300  University Alabama General Fee, 4.70%, 6/1/10, Callable
            6/1/07 @ 102.............................................     1,351
    1,500  University Alabama General Fee, 4.75%, 6/1/11, Callable
            6/1/07 @ 102.............................................     1,552
    2,185  University of South Alabama, University Revenues, Tuition,
            4.70%, 11/15/08, Callable 5/15/06 @ 102, AMBAC...........     2,299
                                                                        -------
                                                                        185,184
                                                                        -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Municipal Bonds, continued
 Florida (5.9%):
   $1,150  Escambia County Utilities Authority Revenue, Series D,
            5.00%, 1/1/04............................................   $ 1,219
    2,000  Escambia County Utilities Authority Revenue, Series D,
            5.00%, 1/1/05............................................     2,135
    6,500  Florida State Board of Education, Capital Outlay, Series
            A, GO, 5.00%, 6/1/08.....................................     7,034
    8,070  Reedy Creek, Improvement District, 5.50%, 10/1/08.........     9,044
                                                                        -------
                                                                         19,432
                                                                        -------
 Georgia (1.4%):
    4,390  Cobb County, Detention Buildings & Facilities, GO, 5.30%,
            1/1/07, Callable 1/1/03 @ 102............................     4,690
                                                                        -------
 Maryland (0.8%):
    2,500  Montgomery County, Consolidated Public Improvements,
            Series A, GO, 5.50%, 10/1/04.............................     2,736
                                                                        -------
 Michigan (2.3%):
    7,000  Municipal Bond Authority Revenue, 5.00%, 12/1/05..........     7,501
                                                                        -------
 Minnesota (0.7%):
    2,175  Centennial Independent School District, No. 12, Series A,
            GO, 5.60%, 2/1/07, MBIA..................................     2,419
                                                                        -------
 Mississippi (0.6%):
    2,000  Mississippi State, Capital Improvements, GO, 5.20%,
            8/1/11, Callable 8/1/03 @ 100............................     2,093
                                                                        -------
 Missouri (2.5%):
    7,535  Missouri State, Water Pollution, Series B, GO, 5.00%,
            8/1/07, Callable 8/1/03 @ 102............................     8,024
                                                                        -------
 New York (0.9%):
    1,150  Hempstead Town, GO, 5.00%, 2/15/09, Callable 2/15/06 @
            102......................................................     1,232
    1,500  Municipal Assistance Corp. for New York City, GO, 6.00%,
            7/1/05...................................................     1,688
                                                                        -------
                                                                          2,920
                                                                        -------
 North Carolina (3.4%):
      355  Durham, Water & Sewer Revenue, 4.60%, 6/1/05..............       372
      675  Durham, Water & Sewer Revenue, 4.60%, 6/1/06..............       708
      555  Durham, Water & Sewer Revenue, 4.60%, 6/1/07..............       582
      765  Durham, Water & Sewer Revenue, 4.60%, 6/1/08..............       801
    1,565  Greensboro, Public Improvement, 4.70%, 4/1/11.............     1,632
    2,355  Greensboro, Public Improvement, 4.70%, 4/1/13.............     2,417
    4,250  Wake County, GO, 4.90%, 3/1/08, Callable 3/1/07 @ 100.5...     4,555
                                                                        -------
                                                                         11,067
                                                                        -------
 Oregon (1.7%):
    5,285  Washington County Criminal Justice Facilities, 5.00%,.....     5,655
                                                                        -------
 South Carolina (1.4%):
    4,325  Beaufort County, School District, GO, Series B, 4.90%,
            3/1/09, Callable 3/1/05 @ 101............................     4,541
                                                                        -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Municipal Bonds, continued
 Tennessee (3.4%):
    $2,000 Jackson, Improvements, 5.00%, 3/1/10, Pre-refunded 3/1/05
            @102....................................................   $  2,106
     3,000 Metropolitan Government, Nashville & Davidson County, GO,
            5.25%, 5/15/06..........................................      3,265
     5,495 Tennessee State, Series B, GO, 4.60%, 5/1/07, Callable
            5/1/06 @ 100............................................      5,746
                                                                       --------
                                                                         11,117
                                                                       --------
 Texas (6.0%):
     4,000 Mesquite Independent School District, Series A, 4.70%,
            8/15/08, Callable 8/15/07 @ 100.........................      4,189
     5,000 Texas State, Series B, GO, 5.25%, 10/1/08, Callable
            10/1/03 @ 100...........................................      5,264
     3,575 University of Texas, 4.60%, 7/1/08, Callable 7/1/06 @
            100.....................................................      3,721
     5,455 University of Texas, Series B, 4.25%, 8/15/09, Callable
            8/15/07 @ 100...........................................      5,525
     1,000 Whitehouse Texas Independent School District, 4.80%,
            2/15/12, Callable 2/15/08 @ 100.........................      1,023
                                                                       --------
                                                                         19,722
                                                                       --------
 Utah (3.3%):
     3,810 Jordan School District, GO, 4.80%, 6/15/08, Callable
            6/15/07 @ 100...........................................      4,036
     6,000 Utah State, GO, Series F, 5.50%, 7/1/07..................      6,693
                                                                       --------
                                                                         10,729
                                                                       --------
 Virginia (3.5%):
     2,000 Virginia College Building Authority, Series A, 5.00%,
            9/1/12, Callable 9/1/07 @ 101...........................      2,090
     5,000 Virginia State, GO, 5.00%, 6/1/08, Callable 6/1/07 @ 100.      5,391
     3,500 Virginia State, Public School Authority, Series S, 5.25%,
            8/1/09..................................................      3,841
                                                                       --------
                                                                         11,322
                                                                       --------
 Washington (2.3%):
     6,500 Washington State, GO, 5.75%, 9/1/08......................      7,382
                                                                       --------
  Total Municipal Bonds                                                 316,534
                                                                       --------
 Investment Companies (2.0%):
    23,639 Federated Tax-Free Fund..................................         24
 6,662,556 Goldman Sachs Tax-Free Fund..............................      6,662
                                                                       --------
  Total Investment Companies                                              6,686
                                                                       --------
  Total (Cost $306,145) (a)                                            $323,220
                                                                       ========

                                   Continued

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)
--------
Percentages indicated are based on net assets of $326,889.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $17,082
   Unrealized depreciation........      (7)
                                   -------
   Net unrealized appreciation.... $17,075
                                   =======

AMBAC--Insured by AMBAC Indemnity Corp.
ETM--Escrowed to Maturity
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Florida Tax-Free Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Florida Municipal Bonds (96.9%):
 $    545  Altamonte Springs, Health Facilities Authority, Hospital
            Revenue, ETM, 5.60%, 10/1/10.............................   $   619
    1,000  Bay County, Florida Resource Recovery Revenue, 6.00%,
            7/1/01, MBIA.............................................     1,063
    1,500  Broward County School District, GO, 5.60%, 2/15/07,
            Callable 2/15/03 @ 102...................................     1,620
    2,000  Broward County School District, 6.00%, 2/15/07, Callable
            2/15/02 @ 102............................................     2,171
    1,000  Dade County School District, 5.75%, 8/1/03, AMBAC.........     1,091
    1,000  Dade County School District, GO, 6.00%, 7/15/06...........     1,140
    1,000  Dade County School District, 5.00%, 2/15/14, Callable
            2/15/07 @ 101, MBIA......................................     1,033
    1,000  Dade County, Aviation Authority, Series 1994 B, 6.25%,
            10/1/04, AMBAC...........................................     1,132
    1,000  Dade County, Water & Sewer System Revenue, 4.70%, 10/1/04,
            FGIC.....................................................     1,053
    1,000  Division of Bond Finance, Department of Natural Resources,
            Save Our Coast, 6.30%, 7/1/04,
            Callable 7/1/01 @ 101, MBIA..............................     1,079
    1,000  First Florida Goverment, 4.30%, 7/1/06, AMBAC.............     1,033
      775  Florida Housing Finance Agency, Homeowner Mortgages,
            Series 1995 A-1, 5.65%, 1/1/09, Callable 1/1/06 @ 102....       816
    1,000  Florida State Board of Education, 5.00%, 6/1/10, Callable
            6/1/05 @ 101.............................................     1,055
      515  Florida State Board of Education, GO, 7.25%, 6/1/23,
            Callable 6/1/00 @ 102....................................       553
    2,000  Florida State Board of Education, Series B, GO, 5.38%,
            6/1/08, Callable 6/1/07 @ 101............................     2,215
    1,000  Florida State Department of Transportation, Right of Way,
            GO, 5.30%, 7/1/15, Callable 7/1/06 @ 101.................     1,049
    3,310  Florida State Department of Transportation, Right of Way,
            Series B, GO, 5.50%, 7/1/08, Callable 7/1/07 @ 101.......     3,701
    1,000  Florida State Division of Bond Finance, Department of
            General Services, Preservation 2000,
            Series A, 5.50%, 7/1/08, FSA.............................     1,119
    1,000  Florida State Division of Bond Finance, Department of
            General Services, Preservation 2000,
            Series A, 5.70%, 7/1/09, Callable 7/1/05 @ 101, AMBAC....     1,098
    1,000  Florida State Division of Bond Finance, Department of
            Natural Resources, Preservation 2000,
            Series A, 5.40%, 7/1/07, Callable 7/1/03 @ 101, FSA......     1,071
    1,000  Florida State Turnpike Authority, Turnpike Revenue, Series
            A, 5.50%, 7/1/11, Callable 7/1/05 @ 101, FGIC............     1,083
      890  Florida State, GO, Senior Lien, Jacksonville
            Transportation, 6.25%, 7/1/06............................     1,029
    1,250  Ft. Lauderdale, Park Improvement Project, GO, 5.50%,
            7/1/17, Callable 1/1/04 @ 101............................     1,304
    1,000  Hillsborough County, Capital Improvements, County Center
            Project,
            Series B, 5.00%, 7/1/13, Callable 7/1/06 @ 102, MBIA.....     1,041
      750  Hillsborough County, Environmental Land, 6.00%, 7/1/03 *,
            Callable 7/1/02 @ 102, AMBAC-TCRS........................       822
    1,000  Hillsborough County, Solid Waste & Resource Recovery
            Revenue, 5.30%, 10/1/03, MBIA............................     1,076
    1,000  Homestead, Special Insurance Assessment Revenue, 4.90%,
            9/1/00, MBIA.............................................     1,028
    1,000  Jacksonville Electric Authority, St. John's River Issue 2,
            Series 16, 5.00%, 10/1/10, Callable 10/1/03 @ 101........     1,040
    1,000  Jacksonville, District Water & Sewer Revenue, ETM, 5.20%,
            10/1/02, MBIA............................................     1,060
    1,000  Jacksonville, Electric Authority, St. John's River Issue
            2, Series 15, 4.75%, 10/1/07, Callable 4/1/06 @ 101......     1,058
    1,010  Jacksonville, Excise Tax Revenue, Series A, 5.50%,
            10/1/05, FGIC............................................     1,117
    1,500  Kissimmee Utility Authority, Electric System Revenue,
            4.50%, 10/1/05...........................................     1,570
      500  Manatee County School Board, Certificates of
            Participation, 7/1/09, Callable 7/1/06 @ 102, MBIA.......       569
    1,000  Miami Beach, Water & Sewer Revenue, 5.38%, 9/1/08,
            Callable 9/1/05 @ 102, FSA...............................     1,098
    1,500  Orange County, 4.38%, 10/1/09, Callable 10/1/08 @ 101.....     1,544
    1,000  Orange County, Sales Tax Revenue, 4.80%, 1/1/17, Callable
            1/1/07 @ 101, FGIC.......................................     1,001
    1,000  Orlando & Orange County Expressway Authority, 4.75%,
            7/1/10, FGIC, Callable 7/1/08 @ 101......................     1,051

                                   Continued

AMSOUTH MUTUAL FUNDS
Florida Tax-Free Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Florida Municipal Bonds, continued
 $   1,000 Orlando & Orange County Expressway Authority, Expressway
            Revenue, Senior Lien, 4.80%, 7/1/01, AMBAC...............   $ 1,035
     1,500 Orlando Utilities Commission, Water & Electric Revenue,
            Series B, 5.10%, 10/1/11, Callable 10/1/06 @ 100.........     1,585
     1,500 Orlando, Wastewater System Revenue, Series B, 4.90%,
            10/1/06, Callable 10/1/03 @ 102, AMBAC...................     1,592
     1,000 Osceola County, Capital Improvements, 5.00%, 9/1/02,......     1,053
     1,000 Palm Beach County, Criminal Justice Facilities, 5.38%,
            6/1/10, FGIC.............................................     1,110
     1,000 Pasco County, Water & Sewer Revenue, Series A, 5.50%,
            10/1/03, Callable 10/1/02 @ 102, FGIC....................     1,084
     1,000 Polk County, Capital Improvement, 4.30%, 12/1/02, FGIC....     1,031
     1,000 Port of Palm Beach, 6.25%, 9/1/08, Callable 9/1/02 @ 102,
            MBIA.....................................................     1,104
     1,000 Reedy Creek, Improvement District, Series A, GO, 5.60%,
            6/1/10, Callable 6/1/05 @ 100, MBIA......................     1,084
     1,000 Reedy Creek, Improvement District, Series C, 4.90%,
            6/1/08, Callable 12/1/05 @ 101, AMBAC....................     1,064
     1,000 Seminole County, Local Option Gas Tax Revenue, 5.00%,
            10/1/02, FGIC............................................     1,054
     1,000 St. Johns River Management District, Land Acquisition,
            5.10%, 7/1/09, Callable 7/1/05 @ 100, FSA................     1,057
     1,000 St. Petersburg, Utility Tax Revenue, 5.85%, 6/1/02........     1,070
     1,000 Sunshine Skyway Revenue, 6.60%, 7/1/08 *, Callable 7/1/01
            @ 101....................................................     1,075
     1,000 Tallahassee, Consolidated Utility System Revenue, 5.80%,
            10/1/08, Callable 10/1/03 @ 102..........................     1,108
     1,000 Tampa Sports Authority, Local Option Sales Tax Revenue,
            Stadium Project, 6.00%, 1/1/06, MBIA.....................     1,132
     1,000 Tampa Water Utility Systems, Series B, 4.75%, 10/1/27,
            Callable 10/1/08 @ 101, FGIC.............................       968
       750 Tampa, Water & Sewer Revenue, 5.25%, 10/1/12, Callable
            10/1/05 @ 102, FGIC......................................       802
     1,000 Tampa-Hillsborough County, Expressway, 5.00%, 7/1/10,
            Callable 7/1/07 @ 101....................................     1,067
     1,000 Volusia County Sales Tax Revenue, 5.00%, 10/1/13, Callable
            10/1/08 @ 101, MBIA......................................     1,047
     1,000 Volusia County School District, 5.30%, 6/1/01, FSA........     1,045
                                                                        -------
  Total Florida Municipal Bonds                                          67,369
                                                                        -------
 Investment Companies (3.8%):
     1,732 AmSouth Tax-Exempt Fund...................................         2
 2,647,365 Dreyfus Florida Money Market Fund.........................     2,647
                                                                        -------
  Total Investment Companies                                              2,649
                                                                        -------
  Total (Cost $66,799) (a)                                              $70,018
                                                                        =======

                                   Continued

AMSOUTH MUTUAL FUNDS
Florida Tax-Free Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)
--------
Percentages indicated are based on net assets of $69,498.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......... $3,266
   Unrealized depreciation.........    (47)
                                    ------
   Net unrealized appreciation..... $3,219
                                    ======

* Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.
AMBAC--Insured by AMBAC Indemnity Corp.
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.
TCRS--Transferrable Custodial Receipts
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                             (Amounts in thousands)
                                  (Unaudited)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------
 U.S. Treasury Bills (37.3%):
  $10,000  2/4/99...................................................   $  9,997
   10,000  2/11/99..................................................      9,990
   10,000  2/18/99..................................................      9,982
   10,000  2/25/99..................................................      9,972
   10,000  2/28/99..................................................     10,005
   10,000  3/4/99...................................................      9,963
   10,000  3/18/99..................................................      9,945
   10,000  3/25/99..................................................      9,941
    7,000  4/1/99...................................................      6,950
   10,000  4/22/99..................................................      9,906
   10,000  4/29/99..................................................      9,897
   10,000  5/20/99..................................................      9,873
                                                                       --------
  Total U.S. Treasury Bills                                             116,421
                                                                       --------
 U.S. Treasury Notes (26.2%):
   10,000  8.88%, 2/15/99...........................................     10,015
   14,000  6.25%, 3/31/99...........................................     14,018
   10,000  7.00%, 4/15/99...........................................     10,041
    7,000  6.38%, 4/30/99...........................................      7,029
   10,000  9.13%, 5/15/99...........................................     10,124
    5,000  6.75%, 5/31/99...........................................      5,033
   10,000  6.75%, 6/30/99...........................................     10,086
    5,000  7.13%, 9/30/99...........................................      5,079
   10,000  7.50%, 10/31/99..........................................     10,206
                                                                       --------
  Total U.S. Treasury Notes                                              81,631
                                                                       --------

 Principal                         Security                          Amortized
  Amount                         Description                           Cost
 --------- -------------------------------------------------------   ---------
 Repurchase Agreements (32.9%):
  $49,965  Salomon Smith Barney, 4.77%, dated 1/29/99, due 2/1/99, proceeds at maturity of $49,965, (Collateralized by
            $69,876 Fannie Mae, 6.00%, 5/15/08--Market value
            $74,276)..............................................   $ 49,965
   52,500  C.S. First Boston Corp., 4.72%, dated 1/29/99, due
            2/1/99, proceeds at maturity of $52,500,
            (Collateralized by $37,746 U.S. Treasury Bond, 8,50%,
            2/15/20--Market value $53,935)........................     52,500
                                                                     --------
  Total Repurchase Agreements                                         102,465
                                                                     --------
  Total (Cost $300,517) (a)                                          $300,517
                                                                     ========

--------
Percentages indicated are based on net assets of $311,602.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Prime Obligations Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                             (Amounts in thousands)
                                  (Unaudited)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper--Domestic (59.4%):
 Aircraft Leasing (1.5%):
  $10,000  International Lease Finance Corp., 5.13%, 2/8/99.........    $ 9,990
                                                                        -------
 Automotive (2.9%):
   10,000  Daimler Chrysler, 4.72%, 6/25/99.........................      9,811
   10,000  Daimler-Benz, 4.96%, 5/21/99.............................      9,850
                                                                        -------
                                                                         19,661
                                                                        -------
 Automotive Credit (7.3%):
   10,000  Ford Motor Credit Co., 4.87%, 2/8/99.....................      9,991
   10,000  Ford Motor Credit Co., 4.80%, 8/27/99....................      9,724
   10,000  General Motors Acceptance Corp., 4.78%, 4/29/99..........      9,884
   10,000  General Motors Acceptance Corp., 4.77%, 6/17/99..........      9,820
   10,000  Toyota Motor Credit, 5.00%, 2/19/99......................      9,975
                                                                        -------
                                                                         49,394
                                                                        -------
 Banking (7.6%):
   10,000  BankAmerica, 4.86%, 6/4/99...............................      9,834
    7,000  Bankers Trust, 5.50%, 2/5/99.............................      6,996
    5,000  J. P. Morgan & Co., 4.80%, 4/14/99.......................      4,952
   10,000  J. P. Morgan & Co., 4.85%, 4/15/99.......................      9,902
   10,000  SunTrust Banks, 4.85%, 2/9/99............................      9,989
   10,000  SunTrust Banks, 4.93%, 5/14/99...........................      9,860
                                                                        -------
                                                                         51,533
                                                                        -------
 Brokerage Services (4.4%):
   10,000  Goldman Sachs, 5.15%, 2/12/99............................      9,984
   10,000  Merrill Lynch, 5.05%, 2/22/99............................      9,971
   10,000  Salomon Smith Barney Holdings, 5.12%, 2/17/99............      9,977
                                                                        -------
                                                                         29,932
                                                                        -------
 Consumer Goods (3.7%):
   10,000  Clorox Co., 5.12%, 2/11/99...............................      9,986
    5,000  Clorox Co., 4.79%, 4/22/99...............................      4,947
   10,000  Procter & Gamble, 4.78%, 3/12/99.........................      9,948
                                                                        -------
                                                                         24,881
                                                                        -------
 Farm Equipment (2.9%):
   10,000  John Deere Capital Corp., 4.83%, 4/20/99.................      9,895

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper--Domestic, continued:
 Farm Equipment, continued:
  $10,000  John Deere Capital Corp., 4.80%, 5/11/99.................    $ 9,868
                                                                        -------
                                                                         19,763
                                                                        -------
 Financial Services (9.9%):
   10,000  American Express, 4.90%, 3/19/99.........................      9,937
   10,000  American Express, 4.90%, 4/2/99..........................      9,918
   10,000  American General Finance Corp., 4.98%, 3/18/99...........      9,938
   10,000  Associates First Capital, 4.97%, 4/30/99.................      9,879
   10,000  General Electric Capital Corp., 4.95%, 4/23/99...........      9,889
   10,000  General Electric Capital Corp., 4.72%, 7/30/99...........      9,765
    7,000  Transamerica Finance, 5.02%, 3/11/99.....................      6,963
                                                                        -------
                                                                         66,289
                                                                        -------
 Insurance (1.5%):
   10,000  Marsh & McLennan, 5.50%, 2/8/99..........................      9,989
                                                                        -------
 Oil & Gas Exploration, Production, & Services (5.9%):
   10,000  Chevron Oil Finance, 4.75%, 3/19/99......................      9,940
   10,000  Chevron Oil Finance, 4.75%, 4/8/99.......................      9,913
   10,000  Texaco, Inc., 4.77%, 3/22/99.............................      9,935
   10,000  Texaco, Inc., 4.80%, 4/13/99.............................      9,905
                                                                        -------
                                                                         39,693
                                                                        -------
 Pharmaceuticals (2.9%):
   10,000  Glaxo Wellcome, PLC, 4.76%, 4/21/99......................      9,896
   10,000  Pfizer, Inc., 4.76%, 3/17/99.............................      9,941
                                                                        -------
                                                                         19,837
                                                                        -------
 Technology (3.0%):
   10,000  IBM Credit Corp., 5.02%, 3/3/99..........................      9,958
   10,000  Motorola, 4.95%, 4/1/99..................................      9,919
                                                                        -------
                                                                         19,877
                                                                        -------
 Telecommunications--Equipment (2.9%):
   10,000  Lucent Technology, 4.82%, 3/17/99........................      9,942
   10,000  Lucent Technology, 4.76%, 4/9/99.........................      9,911
                                                                        -------
                                                                         19,853
                                                                        -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Prime Obligations Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                             (Amounts in thousands)
                                  (Unaudited)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper--Domestic, continued:
 Utilities--Telecommunications (3.0%):
 $ 10,000  BellSouth Telecommunications, Inc., 5.00%, 2/5/99........    $ 9,994
   10,000  BellSouth Telecommunications, Inc., 5.03%, 2/24/99.......      9,968
                                                                        -------
                                                                         19,962
                                                                        -------
  Total Commercial Paper-Domestic                                       400,654
                                                                        -------
 Commercial Paper--Foreign (4.4%):
 Banking (4.4%):
 Canada (2.9%):
   10,000  Toronto Dominion Holdings, 5.44%, 2/18/99................      9,975
   10,000  Toronto Dominion Holdings, 4.77%, 6/7/99.................      9,833
                                                                        -------
                                                                         19,808
                                                                        -------
 United Kingdom (1.5%):
   10,000  Bank of Scotland Treasury, 4.80%, 4/22/99................      9,893
                                                                        -------
  Total Commercial Paper--Foreign                                        29,701
                                                                        -------
 Certificates of Deposit (3.7%):
 Banking (3.7%):
   10,000  BankAmerica, 5.24%, 9/24/99..............................     10,000
    5,000  Deutsche Bank Yankee, 5.66%, 3/26/99.....................      5,000
    5,000  First National Bank of Chicago,
            5.75%, 5/10/99..........................................      4,999
    5,000  Swiss Bank Yankee, 5.65%, 3/24/99........................      5,000
                                                                        -------
  Total Certificates of Deposit                                          24,999
                                                                        -------
 Corporate Bonds (8.6%):
 Aircraft Leasing (2.2%):
   10,000  International Lease Finance,
            8.00%, 2/16/99..........................................     10,011
    5,000  International Lease Finance,
            6.63%, 4/1/99...........................................      5,007
                                                                        -------
                                                                         15,018
                                                                        -------
 Automotive--Finance (0.5%):
    3,043  Ford Motor Credit Co., 7.25%, 5/15/99....................      3,055
                                                                        -------

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Corporate Bonds, continued:
 Banking (2.3%):
 $  5,000  Chase Manhattan Corp, 8.00%, 6/15/99....................   $  5,052
   10,000  Harris Trust & Savings, 5.09%, 3/16/99..................     10,001
                                                                      --------
                                                                        15,053
                                                                      --------
 Financial Services (1.5%):
    5,000  Associates Corp., 6.00%, 3/15/99........................      5,003
    5,000  Household Finance, 7.75%, 6/1/99........................      5,031
                                                                      --------
                                                                        10,034
                                                                      --------
 Food Products & Services (0.7%):
    5,000  Diagio PLC, 6.50%, 9/15/99..............................      5,024
                                                                      --------
 Technology (0.6%):
    4,000  IBM Credit Corp., 5.68%, 5/7/99.........................      3,999
                                                                      --------
 Utilities--Telecommunications (0.8%):
    3,305  GTE North, Inc., 5.50%, 2/15/99.........................      3,305
    2,200  Southwestern Bell Capital,
            6.68%, 7/26/99.........................................      2,215
                                                                      --------
                                                                         5,520
                                                                      --------
  Total Corporate Bonds                                                 57,703
                                                                      --------
 Floating Rate Funding Agreements (5.5%):
 Insurance (5.5%):
   12,500  Commonwealth Life Insurance Co., 5.11%*, 2/4/99**.......     12,500
   12,000  General American Life Insurance Co., 5.14%*,
            2/4/99**(b)............................................     12,000
   12,500  Peoples Security Life Insurance Co., 5.06%*,
            2/4/99**(b)............................................     12,500
                                                                      --------
  Total Floating Rate Funding Agreements                                37,000
                                                                      --------
 Repurchase Agreements (18.5%):
  124,306  C.S. First Boston Corp., 4.80%, dated 1/29/99, due
            2/1/99, proceeds at maturity of $124,306,
            (Collateralized by $128,860 Various Fannie Mae Notes,
            5.00%-7.25%, 11/30/00-1/30/08--Market value $130,708)..    124,306
                                                                      --------
  Total Repurchase Agreements                                          124,306
                                                                      --------
  Total (Cost $674,363) (a)                                           $674,363
                                                                      ========

                                   Continued

AMSOUTH MUTUAL FUNDS
Prime Obligations Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                             (Amounts in thousands)
                                  (Unaudited)
--------
Percentages indicated are based on net assets of $673,673.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
(b) Illiquid.
* Variable rate security. Rate presented represents rate in effect at January 31, 1999. Date presented reflects next rate change date.
** Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, quarterly, or semiannually.
PLC--Public Limited Co.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Institutional Prime Obligations Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Commercial Paper--Domestic (61.5%):
 Aircraft Leasing (2.9%):
 $  4,000  International Lease Finance Corp., 5.10%, 2/5/99..........   $  3,998
                                                                        --------
 Automotive--Finance (8.8%):
    4,000  Ford Motor Credit Co., 4.80%, 3/5/99......................      3,983
    4,000  General Motors Acceptance Corp., 4.80%, 3/26/99...........      3,972
    4,000  Toyota Motor Credit, 4.77%, 2/22/99.......................      3,990
                                                                        --------
                                                                          11,945
                                                                        --------
 Banking (5.9%):
    4,000  J. P. Morgan & Co., 4.85%, 4/15/99........................      3,961
    4,000  SunTrust Banks, 4.86%, 2/26/99............................      3,986
                                                                        --------
                                                                           7,947
                                                                        --------
 Consumer Goods (5.7%):
    3,800  Clorox Co., 4.79%, 3/31/99................................      3,771
    4,000  Procter & Gamble, 5.05%, 2/11/99..........................      3,994
                                                                        --------
                                                                           7,765
                                                                        --------
 Farm Equipment (2.9%):
    4,000  John Deere Capital Corp., 4.77%, 2/19/99..................      3,990
                                                                        --------
 Financial Services (11.8%):
    4,000  American Express, 4.80%, 3/8/99...........................      3,982
    4,000  American General Finance Corp., 4.86%, 3/12/99............      3,979
    4,000  Associates First Capital, 4.80%, 4/7/99...................      3,965
    4,000  Transamerica Finance, 4.78%, 3/17/99......................      3,977
                                                                        --------
                                                                          15,903
                                                                        --------
 Pharmaceuticals (5.9%):
    4,000  Glaxo Wellcome, PLC, 4.76%, 4/21/99.......................      3,958
    4,000  Pfizer, Inc., 5.20%, 2/3/99...............................      3,999
                                                                        --------
                                                                           7,957
                                                                        --------

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Commercial Paper--Domestic, continued:
 Technology (5.9%):
 $  4,000  IBM Credit Corp., 4.80%, 2/24/99.........................   $  3,987
    4,000  Motorola, 4.95%, 4/1/99..................................      3,968
                                                                       --------
                                                                          7,955
                                                                       --------
 Telecommunications--Equipment (5.9%):
    4,000  Lucent Technology, 5.12%, 2/12/99........................      3,994
    4,000  Lucent Technology, 5.12%, 2/9/99.........................      3,995
                                                                       --------
                                                                          7,989
                                                                       --------
 Utilities--Electric (2.9%):
    4,000  Edison International, 4.80%, 2/4/99......................      3,998
                                                                       --------
 Utilities--Telecommunications (2.9%):
    4,000  BellSouth Telecommunications, Inc., 4.82%, 2/23/99.......      3,988
                                                                       --------
  Total Commercial Paper--Domestic                                       83,435
                                                                       --------
 Commercial Paper--Foreign (2.9%):
 Banking (2.9%):
 Canada (2.9%):
    4,000  Toronto Dominion Holdings, 4.81%, 4/9/99.................      3,964
                                                                       --------
  Total Commercial Paper--Foreign                                         3,964
                                                                       --------
 Investment Companies (0.0%):
   16,429  AmSouth Prime Obligations Fund...........................         16
   13,668  AmSouth U.S. Treasury Fund...............................         14
                                                                       --------
  Total Investment Companies                                                 30
                                                                       --------
 Repurchase Agreements (36.0%):
   26,000  C.S. First Boston Corp., 4.80%, dated 1/29/99, due 2/1/99 at maturity of $26,000, (Collateralized by $26,855 FHLB
            Disc. Corp., 0.00%, 2/17/99--Market value $26,788)......     26,000
   22,855  Solomon Smith Barney, 4.77%, dated 1/29/99, due 2/1/99 at maturity of $22,855, (Collateralized by $69,876 Fannie
            Mae, 6.00%, 5/15/08--Market value $74,276)..............     22,855
                                                                       --------
   Total Repurchase Agreements                                           48,855
                                                                       --------
  Total (Cost $136,284) (a)                                            $136,284
                                                                       ========

--------
Percentages indicated are based on net assets of $135,758.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
PLC--Public Limited Co

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                       Schedule of Portfolio Investments
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Tax Anticipation Notes (5.9%):
 Arizona (1.7%):
  $1,500   Arizona State, Transportation Board, Excise Tax &
            Revenue, 5.50%, 7/1/99, AMBAC..........................    $ 1,511
                                                                       -------
 California (1.2%):
   1,200   Los Angeles County, Tax & Revenue, 4.50%, 6/30/99.......      1,204
                                                                       -------
 New Mexico (1.0%):
   1,000   New Mexico State, Tax & Revenue, 4.25%, 6/30/99.........      1,003
                                                                       -------
 Oregon (1.0%):
   1,000   Multnomah County, Tax & Revenue, 4.50%, 6/30/99.........      1,004
                                                                       -------
 Pennsylvania (1.0%):
   1,000   Philadelphia, Tax & Revenue, 4.25%, 6/30/99.............      1,002
                                                                       -------
  Total Tax Anticipation Notes                                           5,724
                                                                       -------
 Demand Notes (50.6%):
 Alabama (16.0%):
   1,500   Alabama Housing Finance Authority, Huntsville, Series B,
            2.25%*, 2/3/99**, FNMA.................................      1,500
   2,000   Alabama State Housing Finance Authority, Multi Family
            Housing Revenue, Rime VLG Hoover Project, Series A,
            2.70%*, 2/3/99**, FNMA.................................      2,000
   1,000   Bon Air, Industrial Development Board, Avondale Mills,
            2.75%*, 2/3/99**, LOC: Trust Co. Bank..................      1,000
   2,000   City of Birmingham, Series 1992A, GO, 2.65%*, 2/3/99**,
            LOC: Regions Bank......................................      2,000
   1,700   Columbia, Industrial Development Board, PCR, Alabama
            Power Co. Project , Series D, 3.25%*, 2/1/99**.........      1,700
   1,000   Jacksonville, Industrial Development Board, Parker
            Hannifin Corp., 2.75%*, 2/4/99**.......................      1,000
   2,000   Mobile, Industrial Development Board, PCR, Alabama Power
            Co. Project, Series B, 2.95%*, 2/4/99**................      2,001
   1,500   North Alabama, Environmental Improvement Authority, PCR,
            Reynolds Metals Co., 3.25%*, 2/1/99**, LOC: Bank of
            Nova Scotia............................................      1,500
   1,000   Port City, Medical Clinic Board, Infirmary Health
            Systems, Series B, 2.70%*, 2/4/99**, AMBAC.............      1,000
   1,765   Stevenson, Industrial Development Board, Environmental
            Improvement Revenue, Mead Corp. Project,
            3.25%*, 2/1/99**, LOC: Credit Suisse...................      1,765
                                                                       -------
                                                                        15,466
                                                                       -------
 California (2.0%):
   1,900   Los Angeles Regional Airport Improvement, 3.25%*,
            2/1/99**, LOC: Wachovia Bank of Georgia................      1,900
                                                                       -------
 Florida (3.3%):
   1,500   Alachua County Florida Health, 2.75%*, 2/3/99**, MBIA...      1,500
   1,680   Laurel Club, Certificates of Participation, Series 96A,
            2.80%*, 2/3/99**, LOC: Swiss Bank Corp.................      1,680
                                                                       -------
                                                                         3,180
                                                                       -------
 Georgia (1.0%):
   1,000   Cobb County, Post Mill Project, 2.70%*, 2/3/99**........      1,000
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                          Amortized
  Amount                         Description                           Cost
 --------- -------------------------------------------------------   ---------

 Demand Notes, continued:
 Illinois (2.8%):
  $1,545   Chicago O'Hare International Airport, 2.75%*, 2/3/99**.     $ 1,545
   1,200   Illinois Health Authority, Decatur Memorial Hospital,
            Project A, 2.85%*, 2/3/99**...........................       1,200
                                                                      -------
                                                                         2,745
                                                                      -------
 Minnesota (3.5%):
   1,000   Minneapolis, GO, Sewer Improvements, Series A, 2.60%*,
            2/3/99**, LOC: Bayerische Vereinsbank.................       1,000
   2,400   Minneapolis, GO, Sewer Improvements, Series B, 2.60%*,
            2/4/99**..............................................       2,400
                                                                      -------
                                                                         3,400
                                                                      -------
 Missouri (0.9%):
     900   Kansas City, Industrial Development Authority, Hospital
            Revenue, Resh Health Services System, 3.20%*,
            2/1/99**, MBIA, SPA: Bank of America..................          900
                                                                      -------
 New York (2.2%):
     500   New York, GO, 3.30*, 2/1/99**, LOC: Morgan Guaranty....          500
   1,600   New York, GO, Series D, 2.90%*, 2/3/99**, FGIC.........       1,600
                                                                      -------
                                                                         2,100
                                                                      -------
 North Carolina (1.2%):
     500   North Carolina Educational Facilities, 2.75%*,
            2/4/99**, LOC: Wachovia B&T...........................          500
     700   North Carolina Medical Care Commumity Hospital, Series
            B, 3.25%*, 2/1/99**, LOC: First Union National Bank...          700
                                                                      -------
                                                                         1,200
                                                                      -------
 Pennsylvania (2.3%):
   2,200   Schuylkill County, Industrial Development Authority,
            Resource Recovery Revenue, Gilberton Power Project,
            2.70%*, 2/3/99**, LOC: Mellon Bank....................       2,200
                                                                      -------
 South Carolina (1.7%):
   1,670   South Carolina State Jobs & Economic Development
            Revenue, St. Francis Hospital, 3.25%*, 2/1/99**, LOC:
            Chase Manhattan Bank..................................       1,670
                                                                      -------
 Tennessee (2.4%):
     600   Metropolitan Nashville Airport Authority, American
            Airlines Project, Series B, 3.25%*, 2/1/99**, LOC:
            Bayerische Landesbank.................................          600
     100   Metropolitan Nashville Airport Authority, Special
            Facilities Revenue, American Airlines Project, Series
            A, 3.25%*, 2/1/99**, LOC: Union Bank of Switzerland...          100
   1,600   Sullivan County, Industrial Development Board, PCR,
            Mead Corp. Project, 3.25%*, 2/1/99**, LOC: Union Bank
            of Switzerland........................................       1,600
                                                                      -------
                                                                         2,300
                                                                      -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Demand Notes, continued:
 Texas (4.6%):
  $  500   Grapevine, Industrial Development Corp., American
            Airlines A1, 3.25%*, 2/1/99**, LOC: Morgan Guaranty....    $   500
   1,200   Grapevine, Industrial Development Corp., American
            Airlines A4, 3.25%*, 2/1/99**, LOC: Morgan Guaranty....      1,200
   1,000   Harris County Texas Health Facilities, 3.25%*, 2/1/99**.      1,000
     500   Lone Star Texas Airport Improvement Authority, A1,
            2.30%*, 2/1/99**.......................................        500
   1,300   Lone Star Texas Airport Improvement Authority, A5,
            3.25%*, 2/1/99**.......................................      1,300
                                                                       -------
                                                                         4,500
                                                                       -------
 Washington (2.7%):
     600   Seattle Municipal Light & Power, 2.75%*, 2/3/99**.......        600
   1,000   Seattle Washington Municipal Light & Power Revenue,
            Series B,
            3.10%*, 2/10/99**, SPA-Morgan Guaranty Trust...........      1,000
   1,000   Washington State, GO, Series 96A, 2.70%*, 2/3/99**......      1,000
                                                                       -------
                                                                         2,600
                                                                       -------
 West Virginia (0.8%):
     785   Mercer County, Industrial Development Revenue, 2.75%*,
            2/1/99**, LOC: SunTrust Bank...........................        785
                                                                       -------
 Wisconsin (2.1%):
   1,000   La Crosse Wisconsin, Industrial Development Revenue,
            3.20%*, 2/1/99**, AMBAC................................      1,000
   1,000   Wisconsin State Health, 2.85%*, 2/3/99**, AMBAC.........      1,000
                                                                       -------
                                                                         2,000
                                                                       -------
 Wyoming (1.1%):
   1,100   Lincoln County PCR, Project D, 3.20%*, 2/1/99**.........      1,100
                                                                       -------
  Total Demand Notes                                                    49,046
                                                                       -------
 Tax Free Commercial Paper (9.5%):
 Alabama (3.1%):
   1,000   Fairfield Alabama Industrial Development Board, 3.00%,
            6/1/99.................................................      1,000
   1,000   Montgomery, Industrial Development Board, Pollution
            Revenue, 2.70%, 2/12/99................................      1,000
   1,000   Port City, Mobile, 2.90%, 6/11/99.......................      1,000
                                                                       -------
                                                                         3,000
                                                                       -------
 Florida (1.2%):
   1,200   Sarasota County, 3.05%, 2/8/99..........................      1,200
                                                                       -------
 Kentucky (1.0%):
   1,000   Kentucky Asset / Liability Commission Tax & Revenue,
            4.50%, 6/25/99.........................................      1,003
                                                                       -------
 Mississippi (2.1%):
   1,000   Mississippi Hospital Equipment, 2.90%, 5/13/99..........      1,000
   1,000   Mississippi Hospital Equipment, 2.90%, 6/10/99..........      1,000
                                                                       -------
                                                                         2,000
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Tax Free Commercial Paper, continued:
 Utah (2.1%):
  $1,000   Intermountain Power, 2.85%, 4/9/99, LOC: Bank of
            America................................................    $ 1,000
   1,000   Intermountain Power Agency, 2.80%, 3/15/99, LOC: Morgan
            Gauranty Trust.........................................      1,000
                                                                       -------
                                                                         2,000
                                                                       -------
 Total Tax Free Commercial Paper                                         9,203
                                                                       -------
 Municipal Bonds (30.0%):
 Alabama (2.5%):
   1,780   Alabama Mental Health Finance Authority, 7.38%, 5/1/99..      1,799
     600   University Birmingham Alabama Medical & Educational
            Foundation Revenue,
            7.00%, 12/1/19, Prerefunded 12/1/99 @102...............        631
                                                                       -------
                                                                         2,430
                                                                       -------
 Arizona (1.3%):
     250   Phoenix, GO, Water Utility Improvements, 4.40%, 7/1/99..        251
   1,000   Pima County Street & Highway Revenue, 5.00%, 7/1/99.....      1,005
                                                                       -------
                                                                         1,256
                                                                       -------
 Georgia (1.8%):
   1,700   Metropolitan Atlanta Rapid Transit Authority, 5.90%,
            7/1/99, MBIA...........................................      1,716
                                                                       -------
 Hawaii (1.1%):
   1,060   Hawaii State, 5.70%, 3/1/99.............................      1,062
                                                                       -------
 Illinois (2.9%):
   1,000   Illinois Health Facilities Authority Revenue, 4.00%
            8/15/99................................................      1,004
     480   Illinois Housing Development Authority, 5.20%, 8/1/17,
            Puttable 6/29/99 @100..................................        480
   1,000   Illinois State, GO, 5.70%, 6/1/99.......................      1,009
     300   Illinois State, GO, 4.50%, 2/1/99.......................        300
                                                                       -------
                                                                         2,793
                                                                       -------
 Kentucky (2.0%):
   1,000   Kentucky State Turnpike Authority, 4.80%, 7/1/99........      1,005
     905   University Louisville Kentucky, 5.20%, 5/1/99...........        909
                                                                       -------
                                                                         1,914
                                                                       -------
 Maryland (1.1%):
   1,000   Montgomery County, GO, 5.80%, 10/1/99...................      1,019
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, continued:
 Mississippi (1.1%):
  $  500   Mississippi Hospital Equipment & Facilities Authority
            Revenue, 4.60%, 3/1/99, FSA............................    $   501
     545   Mississippi State, GO, 5.00%, 6/1/99....................        547
                                                                       -------
                                                                         1,048
                                                                       -------
 New Jersey (1.0%):
   1,000   New Jersey State, GO, 5.00% 7/15/99.....................      1,009
                                                                       -------
 New York (1.6%):
     500   New York State Dormatory Authority, Series A, 7.13%,
            5/15/17, Prerefunded 5/15/99 @ 102.....................        516
   1,000   New York State Local Government Assistance Corp., Series
            A, 6.00%, 4/1/99.......................................      1,004
                                                                       -------
                                                                         1,520
                                                                       -------
 Ohio (1.8%):
     700   Butler County Transportation Improvement District,
            Series A, 4.75%, 4/1/99, FSA...........................        702
   1,000   University of Cincinnati, General Receipts, Series I,
            7.30%, 6/1/09, Prerefunded 6/1/99 @100.................      1,014
                                                                       -------
                                                                         1,716
                                                                       -------
 Pennsylvania (4.0%):
   1,850   Pennsylvania State, GO, 5.30%, 7/1/99...................      1,863
     960   Philadelphia Hospitals & Higher Education Facilities
            Authority, 4.75%, 5/15/99..............................        964
   1,000   Philadelphia Hospitals & Higher Education Facilities
            Authority, 4.75%, 5/15/99..............................      1,004
                                                                       -------
                                                                         3,831
                                                                       -------
 Texas (5.3%):
   1,000   Alamo Texas Community College, 7.00%, 2/15/99...........      1,001
   1,000   Lubbock Independent School District, Series A, GO,
            7.20%, 2/15/07, Prerefunded 2/15/99 @ 100, FGIC........      1,002
   1,000   Northside, Independent School District, 7.40%, 4/1/01,
            Prerefunded 4/1/99 @100................................      1,007
   1,000   San Antonio, Independent School District, 0.00%,
            2/15/99, PSFG..........................................        999
   1,000   Tarrant County Water Control, 5.40%, 3/1/99.............      1,002
     250   Weslaco, GO, 6.70%, 2/15/99, MBIA.......................        250
                                                                       -------
                                                                         5,261
                                                                       -------
 Utah (1.0%):
   1,000   Intermountain Power Agency, 5.50%, 7/1/99, MBIA.........      1,007
                                                                       -------
 Washington (1.0%):
     500   King County, GO, 4.70% 10/1/99, Callable 4/1/99 @ 100...        504
     435   Richland Electric Revenue, 5.30% 11/1/99................        442
                                                                       -------
                                                                           946
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                 Schedule of Portfolio Investments, Continued
                               January 31, 1999
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, continued:
 West Virginia (0.5%):
 $     500 West Virginia State Hospital Finance Authority, 7.00%,
            8/1/04, Prerefunded 8/1/99 @ 102, FSA..................    $   519
                                                                       -------
  Total Municipal Bonds                                                 29,047
                                                                       -------
 Investment Companies (3.5%):
 1,399,688 Federated Tax-Free Fund.................................      1,400
 1,986,679 Goldman Sachs Tax-Free Fund.............................      1,986
                                                                       -------
  Total Investment Companies                                             3,386
                                                                       -------
  Total (Cost $96,406) (a)                                             $96,406
                                                                       =======

--------
Percentages indicated are based on net assets of $96,875.
(a)Cost for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate presented represents rate in effect at January 31, 1999. Date presented reflects next rate change date.
** Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.
AMBAC--Insured by AMBAC Indemnity Corp.
FNMA--Insured by Federal National Mortgage Assoc.
FSA--Insured by Financial Security Assoc.
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Assoc.
PCR--Pollution Control Revenue
PSFG--Public School Fund Guaranteed
SPA--Standby Purchase Agreement

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                         Notes to Financial Statements
                               January 31, 1999
                                  (Unaudited)
1.Organization:

 AmSouth Mutual Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

 The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Equity Income Fund ("Equity Income"), the AmSouth Equity Fund ("Equity"), the AmSouth Enhanced Market Fund ("Enhanced Market"), the AmSouth Capital Growth Fund ("Capital Growth"), the AmSouth Select Equity Fund ("Select Equity"), the AmSouth Regional Equity Fund ("Regional Equity"), the AmSouth Small Cap Fund ("Small Cap"), the AmSouth Balanced Fund ("Balanced"), the AmSouth Limited Maturity Fund ("Limited Maturity"), the AmSouth Government Income Fund ("Government Income"), the AmSouth Bond Fund ("Bond"), the AmSouth Municipal Bond Fund ("Municipal Bond"), and the AmSouth Florida Tax-Free Fund ("Florida Tax-Free") (collectively, "the variable net asset funds"), the AmSouth U.S. Treasury Fund ("U.S. Treasury") the AmSouth Prime Obligations Fund ("Prime Obligations"), the AmSouth Institutional Prime Obligations Fund ("Institutional Prime Obligations") and the AmSouth Tax-Exempt Fund ("Tax-Exempt") (collectively, "the money market funds") (collectively, "the Funds" and individually "a Fund").

 The Equity Income Fund seeks above average income and capital appreciation. The Equity Fund seeks growth of capital. The Enhanced Market Fund seeks long-term growth of capital. The Capital Growth Fund seeks long-term capital appreciation and growth of income. The Select Equity seeks long-term growth of capital. The Regional Equity Fund seeks growth of capital. The Small Cap Fund seeks capital appreciation. The Balanced Fund seeks to obtain long-term capital growth and to produce a reasonable amount of current income. The Limited Maturity Fund seeks current income, consistent with the preservation of capital. The Government Income, Bond Fund, Municipal Bond Fund and Florida Tax-Free Fund seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangible taxes (Florida Tax-Free Fund only) as is consistent with the preservation of capital. The U.S. Treasury Fund, Prime Obligations Fund and Institutional Prime Obligations Fund seek current income with liquidity and stability of principal. The Tax-Exempt Fund seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal.

2.Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the
                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1999
                                  (Unaudited)
  amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, corporate bonds, municipal bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued on the basis of valuations provided by dealers or an independent pricing service approved by the Board of Trustees. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  Financial Futures Contracts:

  The Enhanced Market Fund and the Select Equity Fund may invest in financial futures contracts for the purpose of hedging its existing portfolio securities, or securties that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

  Repurchase Agreements:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth Bank ("AmSouth"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.
                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1999
                                  (Unaudited)

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Federal Income Taxes:

  It is the policy of each Fund to qualify or to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

  Unamortized Organizational Costs:

  Costs incurred by the Equity Income, the Capital Growth, the Small Cap and the Municipal Bond Funds in connection with their organization and registration of shares have been deferred and are amortized using the straight-line method over a period of two years from the commencement of the public offering of shares of the Funds.
                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1999
                                  (Unaudited)

3.Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the period ended January 31, 1999 were as follows (amounts in thousands):

                                                             Purchases  Sales
                                                             --------- --------
   Equity Income Fund.......................................  $27,184  $ 30,984
   Equity Fund..............................................   90,465   124,932
   Enhanced Market Fund (a).................................   11,076       204
   Capital Growth Fund......................................   11,751     6,404
   Select Equity Fund (a)...................................   13,642       317
   Regional Equity Fund.....................................   10,608    18,909
   Small Cap Fund...........................................   10,242     8,117
   Balanced Fund............................................   32,926    55,181
   Limited Maturity Fund....................................    5,137     6,036
   Government Income Fund...................................      517     1,968
   Bond Fund................................................   35,033    30,688
   Municipal Bond Fund......................................   35,652    44,705
   Florida Tax Free Fund....................................    8,423    17,235

--------
  (a)For the period from September 1, 1998 (commencement of operations) through January 31, 1999.

4.Capital Share Transactions:

 The Trust has issued three classes of Fund shares in each of the Equity Income Fund, the Equity Fund, the Enhanced Market Fund, the Capital Growth Fund, the Select Equity Fund, the Regional Equity Fund, the Small Cap Fund, the Balanced Fund, the Limited Maturity Fund, the Bond Fund, the Municipal Bond Fund, the Florida Tax Free Fund, and the Prime Obligations: Classic Shares, Premier Shares, and B Shares. As of 1/31/99, the Florida Tax Free Fund and the Municipal Bond Fund had no B shares outstanding and therefore, no operational information has been presented for these shares. The Trust has issued two classes of Fund shares in each of the Government Income Fund, the U.S. Treasury Fund, and the Tax-Exempt Fund: Classic Shares and Premier Shares. The Trust has issued one class of fund shares in the Institutional Prime Obligations Fund: Class I. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

 Transactions in capital shares for the Funds for the six month period ended and the year ended January 31, 1999 and July 31, 1998, respectively, were as follows (amounts in thousands):
                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1999
                                  (Unaudited)

                            Equity Income                                   Enhanced Market    Capital Growth
                                 Fund                  Equity Fund               Fund               Fund
                         --------------------     ---------------------     --------------- --------------------
                         Six Months    Year       Six Months    Year            Period      Six Months   Period
                            Ended     Ended          Ended      Ended            Ended         Ended     Ended
                         January 31, July 31,     January 31, July 31,        January 31,   January 31, July 31,
                            1999       1998          1999       1998           1999 (b)        1999     1998 (a)
                         ----------- --------     ----------- ---------     --------------- ----------- --------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares
  issued................   $ 1,049   $12,824       $ 10,168   $  35,457         $10,493       $2,525    $11,600
 Dividends reinvested...       670     1,113          6,374       3,628              59           66        --
 Shares redeemed........    (5,182)   (5,099)       (11,600)    (25,227)           (269)      (2,160)      (695)
                           -------   -------       --------   ---------         -------       ------    -------
 Change in net assets
  from Classic Share
  transactions..........   $(3,463)  $ 8,838       $  4,942   $  13,858         $10,283       $  431    $10,905
                           =======   =======       ========   =========         =======       ======    =======
Premier Shares:
 Proceeds from shares
  issued................   $ 3,144   $ 4,442 (c)   $ 96,586   $ 147,122 (c)     $   526 (e)   $4,169    $   457 (c)
 Dividends reinvested...       109       155 (c)     16,811      11,396 (c)         --  (e)        4        --  (c)
 Shares redeemed........    (2,076)   (1,253)(c)    (72,177)   (178,749)(c)         --  (e)      (75)       (25)(c)
                           -------   -------       --------   ---------         -------       ------    -------
 Change in net assets
  from Premier Share
  transactions..........   $ 1,177   $ 3,344       $ 41,220   $ (20,231)        $   526       $4,098    $   432
                           =======   =======       ========   =========         =======       ======    =======
Class B Shares:
 Proceeds from shares
  issued................   $   726   $ 8,243 (d)   $  2,436   $   8,035 (d)     $ 1,144 (f)   $1,065    $ 3,449 (d)
 Dividends reinvested...       204       108 (d)        928         101 (d)           2 (f)       31        --  (d)
 Shares redeemed........    (1,049)     (508)(d)       (777)       (328)(d)          (5)(f)     (221)      (213)(d)
                           -------   -------       --------   ---------         -------       ------    -------
 Change in net assets
  from Class B Share
  transactions..........   $  (119)  $ 7,843       $  2,587   $   7,808         $ 1,141       $  875    $ 3,236
                           =======   =======       ========   =========         =======       ======    =======
SHARE TRANSACTIONS:
Classic Shares:
 Issued.................        90     1,071            430       1,497             997          206      1,106
 Reinvested.............        58        96            285         159               5            5        --
 Redeemed...............      (444)     (418)          (496)     (1,075)            (22)        (199)       (66)
                           -------   -------       --------   ---------         -------       ------    -------
 Change in Classic
  Shares................      (296)      749            219         581             980           12      1,040
                           =======   =======       ========   =========         =======       ======    =======
Premier Shares:
 Issued.................       267       366 (c)      4,150       6,192 (c)          41 (e)      347         41 (c)
 Reinvested.............         9        13 (c)        752         501 (c)         --  (e)      --         --  (c)
 Redeemed...............      (180)     (104)(c)     (3,060)     (7,487)(c)         --  (e)       (7)        (2)(c)
                           -------   -------       --------   ---------         -------       ------    -------
 Change in Premier
  Shares................        96       275          1,842        (794)             41          340         39
                           =======   =======       ========   =========         =======       ======    =======
Class B Shares:
 Issued.................        63       684 (d)        104         332 (d)          95 (f)       89        320 (d)
 Reinvested.............        18         9 (d)         42           4 (d)         --  (f)        3        --  (d)
 Redeemed...............       (92)      (41)(d)        (34)        (13)(d)         --  (f)      (19)       (19)(d)
                           -------   -------       --------   ---------         -------       ------    -------
 Change in Class B
  Shares................       (11)      652            112         323              95           73        301
                           =======   =======       ========   =========         =======       ======    =======

--------
(a) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(b) For the period from September 1, 1998 (commencement of operations) through January 31, 1999.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares;
(d) For the period from September 3, 1997 (commencement of operations) through July 31, 1998
(e) For the period from December 14, 1998 (commencement of operations) through January 31, 1999.
(f) For the period from September 2, 1998 (commencement of operations) through January 31, 1999.
                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1999
                                  (Unaudited)

                         Select Equity    Regional Equity             Small Cap                Balanced
                             Fund               Fund                     Fund                    Fund
                         -------------  --------------------     --------------------    --------------------
                            Period      Six Months    Year       Six Months   Period     Six Months    Year
                             Ended         Ended     Ended          Ended     Ended         Ended     Ended
                          January 31,   January 31, July 31,     January 31, July 31,    January 31, July 31,
                           1999 (b)        1999       1998          1999     1998 (a)       1999       1998
                         -------------  ----------- --------     ----------- --------    ----------- --------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares
  issued................    $12,487      $    543   $  6,724       $  565     $1,559 (e)  $  2,168   $  8,568
 Dividends reinvested...         31         2,063      1,663           --         -- (e)     3,959      5,169
 Shares redeemed........       (481)       (7,828)   (11,554)        (521)       (47)(e)    (5,305)   (21,937)
                            -------      --------   --------       ------     ------      --------   --------
 Change in net assets
  from Classic Share
  transactions..........    $12,037      $ (5,222)  $ (3,167)      $   44     $1,512      $    822   $ (8,200)
                            =======      ========   ========       ======     ======      ========   ========
Premier Shares:
 Proceeds from shares
  issued................    $   677 (g)  $  7,449   $ 22,574 (c)   $2,002     $5,609      $ 35,600   $ 82,900 (c)
 Dividends reinvested...         -- (g)     1,458      1,325 (c)       --         --        16,429     17,248 (c)
 Shares redeemed........         (1)(g)   (14,610)   (27,608)(c)      (38)       (72)      (39,730)   (88,638)(c)
                            -------      --------   --------       ------     ------      --------   --------
 Change in net assets
  from Premier Share
  transactions..........    $   676      $ (5,703)  $ (3,709)      $1,964     $5,537      $ 12,299   $ 11,510
                            =======      ========   ========       ======     ======      ========   ========
Class B Shares:
 Proceeds from shares
  issued................    $   692 (h)  $    136   $  2,405 (d)   $  168     $  967      $  3,048   $  5,405 (f)
 Dividends reinvested...         -- (h)       110         27 (d)       --         --           594        105 (f)
 Shares redeemed........        (15)(h)      (233)      (247)(d)      (41)       (22)         (553)      (180)(f)
                            -------      --------   --------       ------     ------      --------   --------
 Change in net assets
  from Class B Share
  transactions..........    $   677      $     13   $  2,185       $  127     $  945      $  3,089   $  5,330
                            =======      ========   ========       ======     ======      ========   ========
SHARE TRANSACTIONS:
Classic Shares:
 Issued.................      1,205            22        231           69        155 (e)       143        567
 Reinvested.............          3            88         58           --         -- (e)       276        351
 Redeemed...............        (43)         (326)      (397)         (65)        (5)(e)      (354)    (1,453)
                            -------      --------   --------       ------     ------      --------   --------
 Change in Classic
  Shares................      1,165          (216)      (108)           4        150            65       (535)
                            =======      ========   ========       ======     ======      ========   ========
Premier Shares:
 Issued.................         58 (g)       313        764 (c)      241        562         2,405      5,525 (c)
 Reinvested.............         -- (g)        62         46 (c)       --         --         1,144      1,182 (c)
 Redeemed...............         -- (g)      (611)      (949)(c)       (6)        (8)       (2,663)    (5,880)(c)
                            -------      --------   --------       ------     ------      --------   --------
 Change in Premier
  Shares................         58          (236)      (139)         235        554           886        827
                            =======      ========   ========       ======     ======      ========   ========
Class B Shares:
 Issued.................         60 (h)         6         81 (d)       20         98           203        355 (f)
 Reinvested.............         -- (h)         5          1 (d)       --         --            42          7 (f)
 Redeemed...............         (1)(h)       (10)        (8)(d)       (5)        (2)          (37)       (12)(f)
                            -------      --------   --------       ------     ------      --------   --------
 Change in Class B
  Shares................         59             1         74           15         96           208        350
                            =======      ========   ========       ======     ======      ========   ========

--------
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b) For the period from September 1, 1998 (commencement of operations) through January 31, 1999.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) For the Period from September 3, 1997 (commencement of operations) through July 31, 1998.
(e) For the Period from March 3, 1998 (commencement of operations) through July 31, 1998.
(f) For the Period from September 2, 1997 (commencement of operations) through July 31, 1998.
(g) For the period from December 4, 1998 (commencement of operations) through January 31, 1999, past performance numbers (prior to December 4, 1998) are being reflected as Classic Shares.
(h) For the period from September 2, 1998 (commencement of operations) through January 31, 1999.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                January 31, 1999
                                  (Unaudited)

                         Limited Maturity Fund            Government Income Fund               Bond Fund
                         ----------------------------     --------------------------      --------------------
                          Six Months        Year           Six Months      Year           Six Months    Year
                            Ended           Ended            Ended         Ended             Ended     Ended
                         January 31,      July 31,        January 31,    July 31,         January 31, July 31,
                             1999           1998              1999         1998              1999       1998
                         ------------     -----------     ------------   -----------      ----------- --------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares
  issued................   $      909     $     3,654       $       323  $       916       $  1,836   $  9,635
 Dividends reinvested...          102             224               129          320            233      1,185
 Shares redeemed........       (2,487)        (10,734)           (1,806)      (4,434)        (1,953)   (19,183)
                           ----------     -----------       -----------  -----------       --------   --------
 Change in net assets
  from Classic Share
  transactions..........   $   (1,476)    $    (6,856)      $    (1,354) $    (3,198)      $    116   $ (8,363)
                           ==========     ===========       ===========  ===========       ========   ========
Premier Shares:
 Proceeds from shares
  issued................   $   11,298     $    16,530 (a)   $       284  $     2,137 (a)   $ 41,162   $ 89,740 (a)
 Dividends reinvested...          253             409 (a)           --            -- (a)      2,895      4,132 (a)
 Shares redeemed........       (9,926)        (38,351)(a)          (259)         (10)(a)    (30,229)   (65,976)(a)
                           ----------     -----------       -----------  -----------       --------   --------
 Change in net assets
  from Premier Share
  transactions..........   $    1,625     $   (21,412)      $        25  $     2,127       $ 13,828   $ 27,896
                           ==========     ===========       ===========  ===========       ========   ========
Class B Shares:
 Proceeds from shares
  issued................   $       24 (c) $        --       $        --  $        --       $  1,549   $    498 (b)
 Dividends reinvested...           -- (c)          --                --           --             26          4 (b)
 Shares redeemed........           -- (c)          --                --           --           (147)       (60)(b)
                           ----------     -----------       -----------  -----------       --------   --------
 Change in net assets
  from Class B Share
  transactions..........   $       24     $        --       $        --  $        --       $  1,428   $    442
                           ==========     ===========       ===========  ===========       ========   ========
SHARE TRANSACTIONS:
Classic Shares:
 Issued.................           86             350                32           93            162        889
 Reinvested.............           10              22                13           33             21        109
 Redeemed...............         (236)         (1,033)             (181)        (450)          (173)    (1,781)
                           ----------     -----------       -----------  -----------       --------   --------
 Change in Classic
  Shares................         (140)           (661)             (136)        (324)            10       (783)
                           ==========     ===========       ===========  ===========       ========   ========
Premier Shares:
 Issued.................        1,066           1,580 (a)            28          217 (a)      3,639      8,147 (a)
 Reinvested.............           24              39 (a)           --            -- (a)        256        376 (a)
 Redeemed...............         (937)         (3,669)(a)           (25)          (1)(a)     (2,668)    (5,985)(a)
                           ----------     -----------       -----------  -----------       --------   --------
 Change in Premier
  Shares................          153          (2,050)                3          216          1,227      2,538
                           ==========     ===========       ===========  ===========       ========   ========
Class B Shares:
 Issued.................            2 (c)          --                --           --            137         45 (b)
 Reinvested.............           -- (c)          --                --           --              2         -- (b)
 Redeemed...............           -- (c)          --                --           --            (13)        (5)(b)
                           ----------     -----------       -----------  -----------       --------   --------
 Change in Class B
  Shares................            2              --                --           --            126         40
                           ==========     ===========       ===========  ===========       ========   ========

--------
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.
(c) For the period from January 21, 1999 (commencement of operations) through January 31, 1999.
                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1999
                                  (Unaudited)

                                                            Florida Tax-
                               Municipal Bond Fund           Free Fund
                               --------------------     --------------------
                               Six Months    Year       Six Months    Year
                                  Ended     Ended          Ended     Ended
                               January 31, July 31,     January 31, July 31,
                                  1999       1998          1999       1998
                               ----------- --------     ----------- --------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares issued..  $    218   $  9,434       $ 1,879   $ 6,245
 Dividends reinvested.........        44         52           202       218
 Shares redeemed..............      (856)    (5,477)       (2,527)   (5,154)
                                --------   --------       -------   -------
 Change in net assets from
  Classic Share transactions..  $   (594)  $  4,009       $  (446)  $ 1,309
                                ========   ========       =======   =======
Premier Shares:
 Proceeds from shares issued..  $ 20,495   $ 45,269 (a)   $ 8,051   $18,711 (a)
 Dividends reinvested.........        86         48 (a)        15        -- (a)
 Shares redeemed..............   (27,585)   (57,585)(a)    (3,311)   (9,399)(a)
                                --------   --------       -------   -------
 Change in net assets from
  Premier Share transactions..  $ (7,004)  $(12,268)      $ 4,755   $ 9,312
                                ========   ========       =======   =======
SHARE TRANSACTIONS:
Classic Shares:
 Issued.......................        21        934           177       596
 Reinvested...................         4          5            19        21
 Redeemed.....................       (83)      (542)         (239)     (493)
                                --------   --------       -------   -------
 Change in Classic Shares.....       (58)       397           (43)      124
                                ========   ========       =======   =======
Premier Shares:
 Issued.......................     1,997      4,457 (a)       760     1,787 (a)
 Reinvested...................         8          5 (a)         1        -- (a)
 Redeemed.....................    (2,684)    (5,668)(a)      (312)     (899)(a)
                                --------   --------       -------   -------
 Change in Premier Shares.....      (679)    (1,206)          449       888
                                ========   ========       =======   =======

--------
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                January 31, 1999
                                  (Unaudited)

                              U.S. Treasury Fund    Prime Obligations Fund
                             ---------------------  -----------------------
                             Six Months    Year     Six Months     Year
                                Ended      Ended       Ended       Ended
                             January 31, July 31,   January 31,  July 31,
                                1999       1998        1999        1998
                             ----------- ---------  ----------- -----------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares is-
  sued......................  $   6,026  $  13,952   $ 118,564  $   214,118
 Dividends reinvested.......        153        354       2,962        5,951
 Shares redeemed............     (8,307)   (16,122)   (103,306)    (214,135)
                              ---------  ---------   ---------  -----------
 Change in net assets from
  Classic share transac-
  tions.....................  $  (2,128) $  (1,816)  $  18,220  $     5,934
                              =========  =========   =========  ===========
Premier Shares:
 Proceeds from shares is-
  sued......................  $ 371,464  $ 955,935   $ 879,129  $ 1,339,647
 Dividends reinvested.......        563        383         941        1,859
 Shares redeemed............   (418,422)  (913,630)   (821,684)  (1,278,499)
                              ---------  ---------   ---------  -----------
 Change in net assets from
  Premier share transac-
  tions.....................  $ (46,395) $  42,688   $  58,386  $    63,007
                              =========  =========   =========  ===========
Class B Shares:
 Proceeds from shares is-
  sued......................  $      --  $      --   $     269  $         1 (a)
 Dividends reinvested.......         --         --           1           -- (a)
 Shares redeemed............         --         --        (140)          -- (a)
                              ---------  ---------   ---------  -----------
 Change in net assets from
  Class B share transac-
  tions.....................  $      --  $      --   $     130  $         1
                              =========  =========   =========  ===========
SHARE TRANSACTIONS:
Classic Shares:
 Issued.....................      6,026     13,952     118,564      214,118
 Reinvested.................        153        354       2,962        5,951
 Redeemed...................     (8,307)   (16,122)   (103,306)    (214,135)
                              ---------  ---------   ---------  -----------
 Change in Classic Shares...     (2,128)    (1,816)     18,220        5,934
                              =========  =========   =========  ===========
Premier Shares:
 Issued.....................    371,464    955,935     879,129    1,339,647
 Reinvested.................        563        383         941        1,859
 Redeemed...................   (418,422)  (913,630)   (821,684)  (1,278,499)
                              ---------  ---------   ---------  -----------
 Change in Premier Shares...    (46,395)    42,688      58,386       63,007
                              =========  =========   =========  ===========
Class B Shares:
 Issued.....................         --         --         269            1 (a)
 Reinvested.................         --         --           1           -- (a)
 Redeemed...................         --         --        (140)          -- (a)
                              ---------  ---------   ---------  -----------
 Change in Class B Shares...         --         --         130            1
                              =========  =========   =========  ===========

--------
(a) For the period from June 15, 1998 (commencement of operations) to July 31, 1998.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                January 31, 1999
                                  (Unaudited)

                                     Institutional Prime
                                      Obligations Fund      Tax-Exempt Fund
                                     ------------------- ---------------------
                                           Period        Six Months    Year
                                            Ended           Ended      Ended
                                         January 31,     January 31, July 31,
                                          1999 (a)          1999       1998
                                     ------------------- ----------- ---------
CAPITAL TRANSACTIONS:
Classic Shares (b):
 Proceeds from shares issued........      $ 328,068       $ 23,408   $  56,588
 Dividends reinvested...............             --            375         691
 Shares redeemed....................       (192,310)       (24,563)    (56,548)
                                          ---------       --------   ---------
 Change in net assets from Classic
  share transactions................      $ 135,758       $   (780)  $     731
                                          =========       ========   =========
Premier Shares:
 Proceeds from shares issued........      $      --       $ 91,404   $ 169,123
 Dividends reinvested...............             --             --           7
 Shares redeemed....................             --        (84,491)   (162,475)
                                          ---------       --------   ---------
 Change in net assets from Premier
  share transactions................      $      --       $  6,913   $   6,655
                                          =========       ========   =========
SHARE TRANSACTIONS:
Classic Shares (b):
 Issued.............................        328,068         23,408      56,588
 Reinvested.........................             --            375         691
 Redeemed...........................       (192,310)       (24,563)    (56,548)
                                          ---------       --------   ---------
 Change in Classic Shares...........        135,758           (780)        731
                                          =========       ========   =========
Premier Shares:
 Issued.............................             --         91,404     169,123
 Reinvested.........................             --             --           7
 Redeemed...........................             --        (84,491)   (162,475)
                                          ---------       --------   ---------
 Change in Premier Shares...........             --          6,913       6,655
                                          =========       ========   =========

--------
(a) For the period from September 15, 1998 (commencement of operations) through January 31, 1999,
(b) Class I shares for the Institutional Prime Obligations Fund.
                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1999
                                  (Unaudited)
5.Related Party Transactions:

 Investment advisory services are provided to each of the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds. AmSouth also serves as Custodian for the Trust. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

 ASO Services Company ("Administrator"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as administrator. Under the terms of the administration agreement, The Administrator's fees are computed as 0.20% of the average daily net assets of each of the Funds. AmSouth and BISYS, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of 0.10% of each Fund's daily average net assets.

 Pursuant to its agreement with the Administrator, BISYS, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended January 31, 1999, BISYS received $677,317 from commissions earned on sales of shares of the Funds' variable net asset value funds of which the $663,617 was reallowed to AmSouth Investment Services, a related investment dealer of the Funds' shares and other dealers of the Funds' shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

 BISYS Ohio serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS Ohio receives a fee based on a percentage of each funds average daily net assets, plus out of pocket charges. BISYS Inc. serves the Funds as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, BISYS Inc. receives a fee based on a percentage of average daily net assets, plus out of pocket charges.

 Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the average daily net assets of the Classic Shares of each of the Funds.

 Class B Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or
                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1999
                                  (Unaudited)
 expenses in connection with distribution assistance of the Funds' Class B Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund.

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended January 31, 1999 (amounts in thousands):

                          Investment Advisory Fees
                         ---------------------------
                          Annual Fee as              Administration  Shareholder        Fund        Transfer      Other
                         a Percentage of    Fees          Fees      Servicing Fees Accounting Fees Agent Fees   Expenses
                          Average Daily  Voluntarily  Voluntarily    Voluntarily     Voluntarily   Voluntarily Voluntarily
                           Net Assets      Reduced      Reduced        Reduced         Reduced       Reduced   Reimbursed
                         --------------- ----------- -------------- -------------- --------------- ----------- -----------
Equity Income Fund.....       0.80%         $ --          $ --           $--             $17           $15         $--
Equity Fund............       0.80%           --            --            --              10            15          --
Enhanced Market
 Fund (a)..............       0.45%           --            11             9              10            10          --
Capital Growth Fund....       0.80%           --            18            --              26            15          --
Select Equity Fund (a).       0.80%           --            12            10              13            10          --
Regional Equity Fund...       0.80%           --            --            --              10            15          --
Small Cap Fund.........       1.20%           --             7            --              25            15           4
Balanced Fund..........       0.80%           --            --            --              10            15          --
Limited Maturity Fund..       0.65%           86            46             3              10            10          --
Government Income Fund.       0.65%           18             5             6              15            10          --
Bond Fund..............       0.65%          261           139             6              10            15          --
Municipal Bond Fund....       0.65%          413           132             2               5            10          --
Florida Tax-Free Fund..       0.65%          118            34             6              11            10          --
U.S. Treasury Fund.....       0.40%            1            --             5               5            10          --
Prime Obligations Fund.       0.40%           --            --            97              10            15          --
Institutional Prime
 Obl. Fund (b).........       0.20%           59            32            --              --             5          --
Tax-Exempt Fund........       0.40%           88            --            20              10            10          --

--------
(a) For the period from September 1, 1998 (commencement of operations) through January 31, 1999.
(b) For the period from September 15, 1998 (commencement of operations) through January 31, 1999.

6.Subsequent Events:

 On February 19, 1999, the Institutional Prime Obligations Fund commenced the public offering of Class II and Class III shares.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                        Equity Income Fund
                          ---------------------------------------------------------------------------------------------
                                                                            Year Ended
                              Six Months Ended                               July 31,                 March 20, 1997 to
                              January 31, 1999                                 1998                   July 31, 1997 (g)
                          --------------------------------    --------------------------------------  -----------------
                          Classic     Premier     B Shares    Classic (a) Premier (a)   B Shares (b)
                          -------     -------     --------    ----------- -----------   ------------
Net Asset Value,
 Beginning of Period....  $ 11.89     $11.89       $11.86       $ 11.72     $11.35         $11.60          $ 10.00
                          -------     ------       ------       -------     ------         ------          -------
Investment Activities
 Net investment income
  (loss)................     0.09       0.10         0.04          0.24       0.25           0.15             0.07
 Net realized and
  unrealized gains
  (losses) from
  investments...........     1.04       1.04         1.04          0.59       0.95           0.68             1.71
                          -------     ------       ------       -------     ------         ------          -------
 Total from Investment
  Activities............     1.13       1.14         1.08          0.83       1.20           0.83             1.78
                          -------     ------       ------       -------     ------         ------          -------
Distributions
 Net investment income..    (0.09)     (0.10)       (0.05)        (0.25)     (0.25)         (0.16)           (0.06)
 Net realized gains from
  investment
  transactions..........    (0.26)     (0.26)       (0.26)        (0.41)     (0.41)         (0.41)             --
                          -------     ------       ------       -------     ------         ------          -------
 Total Distributions....    (0.35)     (0.36)       (0.31)        (0.66)     (0.66)         (0.57)           (0.06)
                          -------     ------       ------       -------     ------         ------          -------
Net Asset Value, End of
 Period.................  $ 12.67     $12.67       $12.63       $ 11.89     $11.89         $11.86          $ 11.72
                          =======     ======       ======       =======     ======         ======          =======
Total Return (excludes
 sales charge)..........     9.75%(d)   9.81%(d)     9.33%(d)      7.29%      7.54%(c)       7.26%(d)        17.81%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $24,672     $9,830       $8,089       $26,686     $8,087         $7,733          $22,273
 Ratio of expenses to
  average net assets....     1.44%(e)   1.18%(e)     2.18%(e)      1.42%      1.19%(e)       2.19%(e)         1.30%(e)
 Ratio of net investment
  income to average net
  assets................     1.44%(e)   1.68%(e)     0.68%(e)      2.03%      2.34%(e)       1.29%(e)         2.13%(e)
 Ratio of expenses to
  average net assets*...     1.60%(e)   1.34%(e)     2.34%(e)      1.57%      1.35%(e)       2.35%(e)         1.51%(e)
Portfolio turnover (f)..    69.17%     69.17%       69.17%        83.26%     83.26%         83.26%           27.38%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 10.82%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
(g) Period from commencement of operations.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                   Equity Fund
                          -----------------------------------------------------------------------------
                              Six Months Ended                               Year ended
                                 January 31,                                  July 31,
                                    1999                                        1998
                          ---------------------------------     ---------------------------------------
                          Classic     Premier      B Shares     Classic (a) Premier (a)    B Shares (b)
                          -------     --------     --------     ----------- -----------    ------------
Net Asset Value, Begin-
 ning of Period.........  $ 24.60     $  24.57     $ 24.55        $ 23.35    $  22.51         $23.15
                          -------     --------     -------        -------    --------         ------
Investment Activities
 Net investment income
  (loss)................     0.11         0.14        0.03           0.21        0.28           0.09
 Net realized and
  unrealized gains
  (losses) from
  investments...........     1.51         1.55        1.49           2.54        3.31           2.68
                          -------     --------     -------        -------    --------         ------
 Total from Investment
  Activities............     1.62         1.69        1.52           2.75        3.59           2.77
                          -------     --------     -------        -------    --------         ------
Distributions
 Net investment income..    (0.11)       (0.14)      (0.03)         (0.25)      (0.28)         (0.12)
 Net realized gains from
  investment
  transactions..........    (2.47)       (2.47)      (2.47)         (1.25)      (1.25)         (1.25)
                          -------     --------     -------        -------    --------         ------
 Total Distributions....    (2.58)       (2.61)      (2.50)         (1.50)      (1.53)         (1.37)
                          -------     --------     -------        -------    --------         ------
Net Asset Value, End of
 Period.................  $ 23.64     $  23.65     $ 23.57        $ 24.60    $  24.57         $24.55
                          =======     ========     =======        =======    ========         ======
Total Return (excludes
 sales charge)..........     7.21%(d)     7.54%(d)    6.79%(d)      12.34%      12.46%(c)      12.49%(d)
Ratios/Supplemental Da-
 ta:
 Net Assets at end of
  period (000)..........  $75,512     $955,542     $10,241        $73,165    $947,575         $7,929
 Ratio of expenses to
  average net assets....     1.34%(e)     1.09%(e)    2.08%(e)       1.19%       1.09%(e)       2.11%(e)
 Ratio of net investment
  income to average net
  assets................     0.88%(e)     1.13%(e)    0.13%(e)       0.89%       1.26%(e)       0.26%(e)
 Ratio of expenses to
  average net assets*...     1.34%(e)     1.09%(e)    2.09%(e)       1.19%       1.10%(e)       2.11%(e)
Portfolio turnover (f)..     9.51%        9.51%       9.51%         16.95%      16.95%         16.95%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 16.52%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                     Equity Fund
                                         --------------------------------------
                                                 Year ended July 31,
                                         --------------------------------------
                                           1997      1996      1995      1994
                                         --------  --------  --------  --------
Net Asset Value, Beginning of Period...  $  17.62  $  16.75  $  14.82  $  14.38
                                         --------  --------  --------  --------
Investment Activities
 Net investment income (loss)..........      0.30      0.33      0.33      0.28
 Net realized and unrealized gains
  (losses) from investments............      6.77      1.48      2.39      0.83
                                         --------  --------  --------  --------
 Total from Investment Activities......      7.07      1.81      2.72      1.11
                                         --------  --------  --------  --------
Distributions
 Net investment income.................     (0.30)    (0.33)    (0.32)    (0.28)
 Net realized gains from investment
  transactions.........................     (1.04)    (0.61)    (0.47)    (0.39)
                                         --------  --------  --------  --------
 Total Distributions...................     (1.34)    (0.94)    (0.79)    (0.67)
                                         --------  --------  --------  --------
Net Asset Value, End of Period.........  $  23.35  $  17.62  $  16.75  $  14.82
                                         ========  ========  ========  ========
Total Return (excludes sales charge)...     42.35%    11.09%    19.27%     7.90%
Ratios/Supplemental Data:
 Net Assets at end of period (000).....  $974,985  $374,622  $275,757  $205,611
 Ratio of expenses to average net
  assets...............................      1.06%     1.02%     1.03%     0.94%
 Ratio of net investment income to
  average net assets...................      1.52%     1.86%     2.17%     1.93%
 Ratio of expenses to average net
  assets*..............................      1.10%     1.11%     1.11%     1.11%
Portfolio turnover.....................     24.47%    19.11%    19.46%    11.37%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                 Enhanced Market
                                         --------------------------------------
                                                September 1, 1998
                                                  to January 31,
                                                     1999 (a)
                                         --------------------------------------
                                         Classic     Premier (b)   B Shares (c)
                                         -------     -----------   ------------
Net Asset Value, Beginning of Period...  $ 10.00       $12.18         $10.30
                                         -------       ------         ------
Investment Activities
 Net investment income (loss)..........     0.04         0.01           0.02
 Net realized and unrealized gains
  (losses) from investments............     3.30         1.12           2.98
                                         -------       ------         ------
 Total from Investment Activities......     3.34         1.13           3.00
                                         -------       ------         ------
Distributions
 Net investment income.................    (0.04)       (0.01)         (0.02)
 Net realized gains from investment
  transactions.........................    (0.03)       (0.03)         (0.03)
                                         -------       ------         ------
 Total Distributions...................    (0.07)       (0.04)         (0.05)
                                         -------       ------         ------
Net Asset Value, End of Period.........  $ 13.27       $13.27         $13.25
                                         =======       ======         ======
Total Return (excludes sales charge)...    33.57%(d)     9.36%(d)      29.17%(d)
Ratios/Supplemental Data:
 Net Assets at end of period (000).....  $12,998       $  549         $1,252
 Ratio of expenses to average net
  assets...............................     0.71%(e)     0.79%(e)       1.71%(e)
 Ratio of net investment income to
  average net assets...................     0.92%(e)     0.39%(e)      (0.28)%(e)
 Ratio of expenses to average net
  assets*..............................     1.61%(e)     1.47%(e)       2.39%(e)
Portfolio turnover (f).................     1.87%        1.87%          1.87%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from December 14, 1999 (commencement of operations) to January 31, 1999.
(c) For the period from September 2, 1998 (commencement of operations) to January 31, 1999.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                               Capital Growth Fund
                          --------------------------------------------------------------------------------
                              Six Months Ended                              August 3, 1997
                                January 31,                                  to July 31,
                                    1999                                       1998 (g)
                          ----------------------------------     -----------------------------------------
                          Classic      Premier      B Shares     Classic (a)    Premier (a)   B Shares (b)
                          -------      -------      --------     -----------    -----------   ------------
Net Asset Value,
 Beginning of Period....  $ 11.62      $11.65        $11.54        $10.00         $ 9.55         $ 9.82
                          -------      ------        ------        ------         ------         ------
Investment Activities
 Net investment income
  (loss)................    (0.03)      (0.01)        (0.05)        (0.03)            --          (0.06)
 Net realized and
  unrealized gains
  (losses) from
  investments...........     2.67        2.67          2.61          1.65           2.10           1.78
                          -------      ------        ------        ------         ------         ------
 Total from Investment
  Activities............     2.64        2.66          2.56          1.62           2.10           1.72
                          -------      ------        ------        ------         ------         ------
Distributions
 Net investment income..       --          --            --            --             --             --
 Net realized gains from
  investment
  transactions..........    (0.09)      (0.09)        (0.09)           --             --             --
                          -------      ------        ------        ------         ------         ------
 Total Distributions....    (0.09)      (0.09)        (0.09)           --             --             --
                          -------      ------        ------        ------         ------         ------
Net Asset Value, End of
 Period.................  $ 14.17      $14.22        $14.01        $11.62         $11.65         $11.54
                          =======      ======        ======        ======         ======         ======
Total Return (excludes
 sales charge)..........    22.89%(d)   23.00%(d)     22.35%(d)     16.20%(d)      16.50%(c)      17.52%(d)
Ratios/Supplemental Da-
 ta:
 Net Assets at end of
  period (000)..........  $12,033      $8,285        $5,237        $9,720         $2,824         $3,477
 Ratio of expenses to
  average net assets....     1.28%(e)    1.01%(e)      2.02%(e)      1.40%(e)       0.99%(e)       2.05%(e)
 Ratio of net investment
  income to average net
  assets................    (0.48)%(e)  (0.24)%(e)    (1.23)%(e)    (0.42)%(e)      0.00%(e)      (1.10)%(e)
 Ratio of expenses to
  average net assets*...     1.96%(e)    1.69%(e)      2.70%(e)      2.37%(e)       2.05%(e)       3.11%(e)
Portfolio turnover (f)..    68.55%      68.55%        68.55%        77.26%         77.26%         77.26%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 4, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 21.99%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) Period from commencement of operations.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                 Select Equity
                                        ---------------------------------------
                                               September 1, 1998
                                                 to January 31,
                                                    1999 (a)
                                        ---------------------------------------
                                        Classic     Premier (b)    B Shares (c)
                                        -------     -----------    ------------
Net Asset Value, Beginning of Period..  $ 10.00       $11.52          $ 9.98
                                        -------       ------          ------
Investment Activities
 Net investment income (loss).........     0.02           --            0.01
 Net realized and unrealized gains
  (losses) from investments...........     1.93         0.40            1.91
                                        -------       ------          ------
 Total from Investment Activities.....     1.95         0.40            1.92
                                        -------       ------          ------
Distributions
 Net investment income................    (0.03)       (0.00)          (0.01)
 Net realized gains from investment
  transactions........................    (0.01)       (0.01)          (0.01)
                                        -------       ------          ------
 Total Distributions..................    (0.04)       (0.01)          (0.02)
                                        -------       ------          ------
Net Asset Value, End of Period........  $ 11.91       $11.91          $11.88
                                        =======       ======          ======
Total Return (excludes sales charge)..    19.40%(d)     3.45%(d)       18.95%(d)
Ratios/Supplemental Data:
 Net Assets at end of period (000)....  $13,870       $  692          $  697
 Ratio of expenses to average net
  assets..............................     0.98%(e)     0.99%(e)        1.96%(e)
 Ratio of net investment income to
  average net assets..................     0.38%(e)    (0.23)%(e)      (0.83)%(e)
 Ratio of expenses to average net
  assets*.............................     1.90%(e)     1.69%(e)        2.66%(e)
Portfolio turnover (f)................     2.45%        2.45%           2.45%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from December 4, 1999 (commencement of operations) to January 31, 1999.
(c) For the period from September 2, 1998 (commencement of operations) to January 31, 1999.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                              Regional Equity Fund
                          ------------------------------------------------------------------------------
                              Six Months Ended                                Year ended
                                January 31,                                    July 31,
                                    1999                                         1998
                          ----------------------------------     ---------------------------------------
                          Classic      Premier      B Shares     Classic (a) Premier (a)    B Shares (b)
                          -------      -------      --------     ----------- -----------    ------------
Net Asset Value,
 Beginning of Period....  $ 27.18      $ 27.20       $27.05        $ 28.23     $ 27.95         $28.49
                          -------      -------       ------        -------     -------         ------
Investment Activities
 Net investment income
  (loss)................     0.04         0.07        (0.03)          0.05        0.13          (0.05)
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (2.05)       (2.04)       (2.07)         (0.08)       0.17          (0.42)
                          -------      -------       ------        -------     -------         ------
 Total from Investment
  Activities............    (2.01)       (1.97)       (2.10)         (0.03)       0.30          (0.47)
                          -------      -------       ------        -------     -------         ------
Distributions
 Net investment income..    (0.05)       (0.07)       (0.01)         (0.07)      (0.10)         (0.03)
 In excess of net
  investment income.....      --           --           --           (0.01)      (0.01)           --
 Net realized gains from
  investment
  transactions..........    (1.53)       (1.53)       (1.53)         (0.94)      (0.94)         (0.94)
                          -------      -------       ------        -------     -------         ------
 Total Distributions....    (1.58)       (1.60)       (1.54)         (1.02)      (1.05)         (0.97)
                          -------      -------       ------        -------     -------         ------
Net Asset Value, End of
 Period.................  $ 23.59      $ 23.63       $23.41        $ 27.18     $ 27.20         $27.05
                          =======      =======       ======        =======     =======         ======
Total Return (excludes
 sales charge)..........    (7.32)%(d)   (7.16)%(d)   (7.70)%(d)     (0.31)%     (0.12)%(c)     (1.86)%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $31,951      $76,856       $1,741        $42,700     $94,909         $1,998
 Ratio of expenses to
  average net assets....     1.39%(e)     1.14%(e)     2.14%(e)       1.30%       1.12%(e)       2.14%(e)
 Ratio of net investment
  income to average net
  assets................     0.34%(e)     0.60%(e)    (0.40)%(e)      0.14%       0.45%(e)      (0.65)%(e)
 Ratio of expenses to
  average net assets*...     1.43%(e)     1.18%(e)     2.18%(e)       1.32%       1.13%(e)       2.15%(e)
Portfolio turnover (f)..     9.63%        9.63%        9.63%          8.17%       8.17%          8.17%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 0.87%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                  Regional Equity Fund
                                            -----------------------------------
                                                       Year ended
                                                        July 31,
                                            -----------------------------------
                                              1997     1996     1995     1994
                                            --------  -------  -------  -------
Net Asset Value, Beginning of Period......  $  20.95  $ 18.94  $ 16.68  $ 16.74
                                            --------  -------  -------  -------
Investment Activities
 Net investment income (loss).............      0.24     0.26     0.23     0.23
 Net realized and unrealized gains
  (losses) from investments...............      7.77     2.20     2.26     0.58
                                            --------  -------  -------  -------
 Total from Investment Activities.........      8.01     2.46     2.49     0.81
                                            --------  -------  -------  -------
Distributions
 Net investment income....................     (0.24)   (0.26)   (0.23)   (0.23)
 Net realized gains from investment
  transactions............................     (0.49)   (0.19)     --     (0.41)
 In excess of net realized gains..........       --       --       --     (0.23)
                                            --------  -------  -------  -------
 Total Distributions......................     (0.73)   (0.45)   (0.23)   (0.87)
                                            --------  -------  -------  -------
Net Asset Value, End of Period............  $  28.23  $ 20.95  $ 18.94  $ 16.68
                                            ========  =======  =======  =======
Total Return (excludes sales charge)......     39.02%   13.10%   15.10%    4.87%
Ratios/Supplemental Data:
 Net Assets at end of period (000)........  $149,838  $93,584  $68,501  $54,744
 Ratio of expenses to average net assets..      1.06%    1.05%    1.07%    0.79%
 Ratio of net investment income to average
  net assets..............................      0.99%    1.30%    1.35%    1.36%
 Ratio of expenses to average net assets*.      1.10%    1.13%    1.15%    1.24%
Portfolio turnover........................     10.30%    8.22%   14.25%    5.83%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                             Small Cap Fund
                          ---------------------------------------------------------------------------
                              Six Months Ended                          March 2, 1998
                                January 31,                              to July 31,
                                    1999                                   1998 (a)
                          ----------------------------------     ------------------------------------
                          Classic      Premier      B Shares     Classic (b)    Premier      B Shares
                          -------      -------      --------     -----------    -------      --------
Net Asset Value,
 Beginning of Period....  $ 9.14       $ 9.15        $ 9.11        $ 9.97       $10.00        $10.00
                          ------       ------        ------        ------       ------        ------
Investment Activities
 Net investment income
  (loss)................   (0.04)       (0.02)        (0.07)        (0.03)       (0.02)        (0.04)
 Net realized and
  unrealized gains
  (losses) from
  investments...........   (0.18)       (0.19)        (0.18)        (0.80)       (0.83)        (0.85)
                          ------       ------        ------        ------       ------        ------
 Total from Investment
  Activities............   (0.22)       (0.21)        (0.25)        (0.83)       (0.85)        (0.89)
                          ------       ------        ------        ------       ------        ------
Net Asset Value, End of
 Period.................  $ 8.92       $ 8.94        $ 8.86          9.14       $ 9.15        $ 9.11
                          ======       ======        ======        ======       ======        ======
Total Return (excludes
 sales charge)..........   (2.41)%(c)   (2.29)%(c)    (2.74)%(c)    (8.31)%(c)   (8.48)%(c)    (8.90)%(c)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $1,379       $7,061        $  977        $1,372       $5,072        $  871
 Ratio of expenses to
  average net assets....    1.70%(d)     1.46%(d)      2.47%(d)      1.78%(d)     1.50%(d)      2.54%(d)
 Ratio of net investment
  income to average net
  assets................   (1.14)%(d)   (0.90)%(d)    (1.90)%(d)    (0.92)%(d)   (0.52)%(d)    (1.69)%(d)
 Ratio of expenses to
  average net assets*...    3.13%(d)     2.86%(d)      3.87%(d)      4.23%(d)     3.94%(d)      4.98%(d)
Portfolio turnover (e)..  117.34%      117.34%       117.34%        70.64%       70.64%        70.64%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from March 3, 1998 (commencement of operations) to July 31, 1998.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                  Balanced Fund
                          ----------------------------------------------------------------------------
                              Six Months Ended                              Year ended
                                 January 31,                                 July 31,
                                    1999                                       1998
                          ---------------------------------    ---------------------------------------
                          Classic     Premier      B Shares    Classic (a) Premier (a)    B Shares (b)
                          -------     --------     --------    ----------- -----------    ------------
Net Asset Value,
 Beginning of Period....  $ 15.19     $  15.18      $15.16       $ 15.21    $  14.77         $14.99
                          -------     --------      ------       -------    --------         ------
Investment Activities
 Net investment income
  (loss)................     0.20         0.22        0.15          0.38        0.41           0.28
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.68         0.69        0.68          0.98        1.38           1.15
                          -------     --------      ------       -------    --------         ------
 Total from Investment
  Activities............     0.88         0.91        0.83          1.36        1.79           1.43
                          -------     --------      ------       -------    --------         ------
Distributions
 Net investment income..    (0.21)       (0.23)      (0.16)        (0.41)      (0.41)         (0.29)
 Net realized gains from
  investment
  transactions..........    (1.20)       (1.20)      (1.20)        (0.97)      (0.97)         (0.97)
                          -------     --------      ------       -------    --------         ------
 Total Distributions....    (1.41)       (1.43)      (1.36)        (1.38)      (1.38)         (1.26)
                          -------     --------      ------       -------    --------         ------
Net Asset Value, End of
 Period.................  $ 14.66     $  14.66      $14.63       $ 15.19    $  15.18         $15.16
                          =======     ========      ======       =======    ========         ======
Total Return (excludes
 sales charge)..........     6.08%(d)     6.29%(d)    5.71%(d)      9.54%       9.73%(c)      10.07%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $46,157     $331,322      $8,161       $46,814    $329,626         $5,309
 Ratio of expenses to
  average net assets....     1.34%(e)     1.09%(e)    2.09%(e)      1.24%       1.10%(e)       2.12%(e)
 Ratio of net investment
  income to average net
  assets................     2.62%(e)     2.87%(e)    1.85%(e)      2.77%       2.95%(e)       1.83%(e)
 Ratio of expenses to
  average net assets*...     1.35%(e)     1.10%(e)    2.10%(e)      1.24%       1.10%(e)       2.12%(e)
Portfolio turnover (f)..     9.13%        9.13%       9.13%        25.40%      25.40%         25.40%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 2, 1997 (commencement of operations) to July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 12.70%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                    Balanced Fund
                                         --------------------------------------
                                                 Year ended July 31,
                                         --------------------------------------
                                           1997      1996      1995      1994
                                         --------  --------  --------  --------
Net Asset Value, Beginning of Period...  $  13.03  $  12.76  $  11.81  $  11.86
                                         --------  --------  --------  --------
Investment Activities
 Net investment income (loss)..........      0.48      0.47      0.47      0.42
 Net realized and unrealized gains
  (losses) from investments............      2.78      0.58      1.24      0.18
                                         --------  --------  --------  --------
 Total from Investment Activities......      3.26      1.05      1.71      0.60
                                         --------  --------  --------  --------
Distributions
 Net investment income.................     (0.50)    (0.47)    (0.46)    (0.42)
 Net realized gains from investment
  transactions.........................     (0.58)    (0.31)    (0.30)    (0.23)
                                         --------  --------  --------  --------
 Total Distributions...................     (1.08)    (0.78)    (0.76)    (0.65)
                                         --------  --------  --------  --------
Net Asset Value, End of Period.........  $  15.21  $  13.03  $  12.76  $  11.81
                                         ========  ========  ========  ========
Total Return (excludes sales charge)...     26.42%     8.37%    15.27%     5.13%
Ratios/Supplemental Data:
 Net Assets at end of period (000).....  $372,769  $338,425  $295,509  $236,306
 Ratio of expenses to average net
  assets...............................      1.05%     0.98%     0.94%     0.84%
 Ratio of net investment income to
  average net assets...................      3.49%     3.61%     3.91%     3.56%
 Ratio of expenses to average net
  assets*..............................      1.10%     1.11%     1.12%     1.11%
Portfolio turnover.....................     25.00%    20.47%    16.97%    14.43%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                          Limited Maturity Fund
                          --------------------------------------------------------------
                                Six Months Ended                       Year ended
                                   January 31,                          July 31,
                                      1999                                1998
                          -------------------------------------  -----------------------
                          Classic     Premier      B Shares (d)  Classic (a) Premier (a)
                          -------     --------     ------------  ----------- -----------
Net Asset Value,
 Beginning of Period....  $10.43      $  10.43        $10.58       $10.42     $  10.34
                          ------      --------        ------       ------     --------
Investment Activities
 Net investment income
  (loss)................    0.29          0.30          0.04         0.85         0.55
 Net realized and
  unrealized gains
  (losses) from
  investments...........    0.13          0.13         (0.02)       (0.25)        0.10
                          ------      --------        ------       ------     --------
 Total from Investment
  Activities............    0.42          0.43          0.02         0.60         0.65
                          ------      --------        ------       ------     --------
Distributions
 Net investment income..   (0.29)        (0.30)        (0.04)       (0.59)       (0.56)
                          ------      --------        ------       ------     --------
 Total Distributions....   (0.29)        (0.30)        (0.04)       (0.59)       (0.56)
                          ------      --------        ------       ------     --------
Net Asset Value, End of
 Period.................  $10.56      $  10.56        $10.56       $10.43     $  10.43
                          ======      ========        ======       ======     ========
Total Return (excludes
 sales charge)..........    4.05%(c)      4.13%(c)      0.19%(c)     5.94%        6.04%(b)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $2,096      $109,900        $   24       $3,531     $106,953
 Ratio of expenses to
  average net assets....    0.81%(e)      0.71%(e)      1.59%(e)     0.74%        0.73%(e)
 Ratio of net investment
  income to average net
  assets................    5.46%(e)      5.54%(e)      3.99%(e)     5.65%        5.70%(e)
 Ratio of expenses to
  average net assets*...    1.23%(e)      0.98%(e)      2.24%(e)     0.96%        0.98%(e)
Portfolio turnover (f)..    4.69%         4.69%         4.69%       39.31%       39.31%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares.
(b) Represents total return based on activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 6.37%.
(c) Not annualized.
(d) For the period from January 21, 1999 (commencement of operations) to January 31, 1999.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                 Limited Maturity Fund
                                            -----------------------------------
                                                  Year ended July 31,
                                            -----------------------------------
                                              1997     1996     1995     1994
                                            --------  -------  -------  -------
Net Asset Value, Beginning of Period......  $  10.31  $ 10.41  $ 10.23  $ 10.81
                                            --------  -------  -------  -------
Investment Activities
 Net investment income (loss).............      0.58     0.58     0.58     0.54
 Net realized and unrealized gains
  (losses) from investments...............      0.14    (0.10)    0.17    (0.45)
                                            --------  -------  -------  -------
 Total from Investment Activities.........      0.72     0.48     0.75     0.09
                                            --------  -------  -------  -------
Distributions
 Net investment income....................     (0.61)   (0.57)   (0.57)   (0.54)
 Net realized gains from investment
  transactions............................        --    (0.01)      --       --
 In excess of net realized gains..........        --       --       --    (0.13)
                                            --------  -------  -------  -------
 Total Distributions......................     (0.61)   (0.58)   (0.57)   (0.67)
                                            --------  -------  -------  -------
Net Asset Value, End of Period............  $  10.42  $ 10.31  $ 10.41  $ 10.23
                                            ========  =======  =======  =======
Total Return (excludes sales charge)......      7.25%    4.74%    7.65%    0.77%
Ratios/Supplemental Data:
 Net Assets at end of period (000)........  $138,675  $46,005  $59,798  $51,660
 Ratio of expenses to average net assets..      0.77%    0.76%    0.80%    0.79%
 Ratio of net investment income to average
  net assets..............................      5.65%    5.48%    5.69%    5.05%
 Ratio of expenses to average net assets*.      1.02%    0.99%    1.03%    1.02%
Portfolio turnover........................     64.89%   29.56%   38.11%   48.06%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                      Government Income Fund
                             ---------------------------------------------------
                             Six Months Ended                  Year ended
                                January 31,                     July 31,
                                   1999                           1998
                             ----------------------      -----------------------
                             Classic       Premier       Classic (a) Premier (a)
                             --------      --------      ----------- -----------
Net Asset Value, Beginning
 of Period.................  $   9.88      $   9.87        $ 9.75      $ 9.66
                             --------      --------        ------      ------
Investment Activities
 Net investment income
  (loss)...................      0.27          0.28          0.63        0.59
 Net realized and
  unrealized gains (losses)
  from investments.........      0.12          0.12          0.09        0.17
                             --------      --------        ------      ------
 Total from Investment
  Activities...............      0.39          0.40          0.72        0.76
                             --------      --------        ------      ------
Distributions
 Net investment income.....     (0.28)        (0.28)        (0.53)      (0.49)
 In excess of net
  investment income........        --            --         (0.06)      (0.06)
                             --------      --------        ------      ------
 Total Distributions.......     (0.26)        (0.28)        (0.59)      (0.55)
                             --------      --------        ------      ------
Net Asset Value, End of
 Period....................  $   9.99      $   9.99        $ 9.88      $ 9.87
                             ========      ========        ======      ======
Total Return (excludes
 sales charge).............      3.92%(c)      3.98%(c)      7.58%       7.58%(b)
Ratios/Supplemental Data:
 Net Assets at end of
  period (000).............  $  6,916      $  2,574        $8,176      $2,521
 Ratio of expenses to
  average net assets.......      0.70%(d)      0.60%(d)      0.71%       0.63%(d)
 Ratio of net investment
  income to average net
  assets...................      5.37%(d)      5.45%(d)      5.95%       5.72%(d)
 Ratio of expenses to
  average net assets*......      1.79%(d)      1.54%(d)      1.77%       1.80%(d)
Portfolio turnover (e).....      5.29%         5.29%        34.89%      34.89%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 8.04%.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                             Government Income Fund
                                     ------------------------------------------
                                       Year ended July 31,      October 1, 1993
                                     -------------------------    to July 31,
                                      1997     1996     1995       1994 (a)
                                     -------  -------  -------  ---------------
Net Asset Value, Beginning of
 Period............................  $  9.40  $  9.54  $  9.48      $ 10.00
                                     -------  -------  -------      -------
Investment Activities
 Net investment income (loss)......     0.58     0.66     0.68         0.54
 Net realized and unrealized gains
  (losses) from investments........     0.35    (0.20)    0.08        (0.57)
                                     -------  -------  -------      -------
 Total from Investment Activities..     0.93     0.46     0.76        (0.03)
                                     -------  -------  -------      -------
Distributions
 Net investment income.............    (0.58)   (0.59)   (0.70)       (0.33)
 Tax return of capital.............       --    (0.01)      --        (0.16)
                                     -------  -------  -------      -------
 Total Distributions...............    (0.58)   (0.60)   (0.70)       (0.49)
                                     -------  -------  -------      -------
Net Asset Value, End of Period.....  $  9.75  $  9.40  $  9.54      $  9.48
                                     =======  =======  =======      =======
Total Return (excludes sales
 charge)...........................    10.21%    4.91%    8.43%       (0.26)%(b)
Ratios/Supplemental Data:
 Net Assets at end of period (000).  $11,622  $15,752  $16,679      $15,465
 Ratio of expenses to average net
  assets...........................     0.69%    0.65%    0.58%        0.37%(c)
 Ratio of net investment income to
  average net assets...............     5.98%    6.81%    7.18%        6.56%(c)
 Ratio of expenses to average net
  assets*..........................     1.29%    1.10%    1.19%        1.22%(c)
Portfolio turnover.................     2.96%   78.31%   27.32%      122.94%

--------
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                    Bond Fund
                          ----------------------------------------------------------------------------
                              Six Months Ended                              Year ended
                                 January 31,                                 July 31,
                                    1999                                       1998
                          ---------------------------------    ---------------------------------------
                          Classic     Premier      B Shares    Classic (a) Premier (a)    B Shares (b)
                          -------     --------     --------    ----------- -----------    ------------
Net Asset Value,
 Beginning of Period....  $11.05      $  11.05      $11.04       $10.92     $  10.72         $10.88
                          ------      --------      ------       ------     --------         ------
Investment Activities
 Net investment income
  (loss)................    0.29          0.31        0.29         1.41         0.57           0.46
 Net realized and
  unrealized gains
  (losses) from
  investments...........    0.32          0.30        0.26        (0.62)        0.38           0.24
                          ------      --------      ------       ------     --------         ------
 Total from Investment
  Activities............    0.61          0.61        0.55         0.79         0.95           0.70
                          ------      --------      ------       ------     --------         ------
Distributions
 Net investment income..   (0.31)        (0.31)      (0.26)       (0.63)       (0.59)         (0.51)
 Net realized gains from
  investment
  transactions..........   (0.13)        (0.13)      (0.13)       (0.03)       (0.03)         (0.03)
                          ------      --------      ------       ------     --------         ------
 Total Distributions....   (0.44)        (0.44)      (0.39)       (0.66)       (0.62)         (0.54)
                          ------      --------      ------       ------     --------         ------
 Net Asset Value, End of
  Period................  $11.22      $  11.22      $11.20       $11.05     $  11.05         $11.04
                          ======      ========      ======       ======     ========         ======
Total Return (excludes
 sales charge)..........    5.55%(d)      5.61%(d)    5.05%(d)     7.45%        7.54%(c)       6.58%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $7,250      $346,740      $1,865       $7,032     $327,930         $  442
 Ratio of expenses to
  average net assets....    0.81%(e)      0.71%(e)    1.70%(e)     0.73%        0.73%(e)       1.74%(e)
 Ratio of net investment
  income to average net
  assets................    5.31%(e)      5.41%(e)    4.40%(e)     5.78%        5.72%(e)       4.75%(e)
 Ratio of expenses to
  average net assets*...    1.20%(e)      0.95%(e)    1.94%(e)     0.95%        0.97%(e)       1.99%(e)
Portfolio turnover (f)..    9.08%         9.08%       9.08%       40.41%       40.41%         40.41%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 16, 1997 (commencement of operations) to July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 9.03%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                       Bond Fund
                                           ------------------------------------
                                                  Year ended July 31,
                                           ------------------------------------
                                             1997      1996     1995     1994
                                           --------  --------  -------  -------
Net Asset Value, Beginning of Period.....  $  10.54  $  10.83  $ 10.59  $ 11.29
                                           --------  --------  -------  -------
Investment Activities
 Net investment income (loss)............      0.65      0.65     0.69     0.69
 Net realized and unrealized gains
  (losses) from investments..............      0.42     (0.18)    0.28    (0.66)
                                           --------  --------  -------  -------
 Total from Investment Activities........      1.07      0.47     0.97     0.03
                                           --------  --------  -------  -------
Distributions
 Net investment income...................     (0.69)    (0.65)   (0.69)   (0.70)
 Net realized gains from investment
  transactions...........................        --     (0.11)   (0.04)   (0.03)
                                           --------  --------  -------  -------
 Total Distributions.....................     (0.69)    (0.76)   (0.73)   (0.73)
                                           --------  --------  -------  -------
Net Asset Value, End of Period...........  $  10.92  $  10.54  $ 10.83  $ 10.59
                                           ========  ========  =======  =======
Total Return (excludes sales charge).....     10.48%     4.40%    9.70%    0.23%
Ratios/Supplemental Data:
 Net Assets at end of period (000).......  $311,881  $132,737  $94,671  $79,472
 Ratio of expenses to average net assets.      0.75%     0.75%    0.75%    0.78%
 Ratio of net investment income to
  average net assets.....................      6.10%     6.12%    6.63%    6.31%
 Ratio of expenses to average net
  assets*................................      0.98%     0.98%    0.98%    1.01%
Portfolio turnover.......................     34.62%     9.60%   17.70%   30.90%

--------
* During the period, certain fees were voluntarily reduced. If these voluntary fee reductions had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                           Municipal Bond Fund
                          ----------------------------------------------------------------
                          Six Months Ended               Year ended           July 1, 1997
                            January 31,                   July 31,            to July 31,
                                1999                        1998                1997 (a)
                          --------------------     -----------------------    ------------
                          Classic     Premier      Classic (b) Premier (b)
                          -------     --------     ----------- -----------
Net Asset Value,
 Beginning of Period....  $10.13      $  10.14       $10.15     $  10.04        $  10.00
                          ------      --------       ------     --------        --------
Investment Activities
 Net investment income
  (loss)................    0.20          0.21         0.86         0.39            0.04
 Net realized and
  unrealized gains
  (losses) from
  investments...........    0.28          0.27        (0.43)        0.14            0.15
                          ------      --------       ------     --------        --------
 Total from Investment
  Activities............    0.48          0.48         0.43         0.53            0.19
                          ------      --------       ------     --------        --------
Distributions
 Net investment income..   (0.20)        (0.21)       (0.42)       (0.40)          (0.04)
 Net realized gains from
  investment
  transactions..........   (0.11)        (0.11)       (0.03)       (0.03)            --
                          ------      --------       ------     --------        --------
 Total Distributions....   (0.31)        (0.32)       (0.45)       (0.43)          (0.04)
                          ------      --------       ------     --------        --------
Net Asset Value, End of
 Period.................  $10.30      $  10.30       $10.13     $  10.14        $  10.15
                          ======      ========       ======     ========        ========
Total Return (excludes
 sales charge)..........    4.77%(c)      4.72%(c)     4.30%        4.49%(d)        1.86%(c)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $2,139      $324,750       $2,689     $326,464        $337,933
 Ratio of expenses to
  average net assets....    0.71%(e)      0.61%(e)     0.62%        0.64%(e)        0.71%(e)
 Ratio of net investment
  income to average net
  assets................    3.95%(e)      4.04%(e)     4.26%        4.23%(e)        4.31%(e)
 Ratio of expenses to
  average net assets*...    1.20%(e)      0.95%(e)     0.92%        0.97%(e)        1.04%(e)
Portfolio turnover (f)..   11.20%        11.20%       28.75%       28.75%           1.59%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(c) Not annualized.
(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Municipal Bond Fund Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 5.27.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                      Florida Tax-Free Fund
                           ----------------------------------------------------------------------------------------
                                                                                 Year ended
                           Six Months Ended                Year ended             July 31,       September 30, 1994
                              January 31,                   July 31,           ----------------     to July 31,
                                 1999                         1998              1997     1996         1995 (f)
                           ---------------------     -----------------------   -------  -------  ------------------
                           Classic      Premier      Classic (a) Premier (a)
                           --------     --------     ----------- -----------
Net Asset Value,
 Beginning of Period.....  $ 10.45      $  10.46       $10.50      $ 10.39     $ 10.30  $ 10.32       $ 10.00
                           -------      --------       ------      -------     -------  -------       -------
Investment Activities
 Net investment income
  (loss).................     0.21          0.22         0.45         0.41        0.45     0.45          0.34
 Net realized and
  unrealized gains
  (losses) from
  investments............     0.25          0.24         0.01         0.14        0.24    (0.01)         0.30
                           -------      --------       ------      -------     -------  -------       -------
 Total from Investment
  Activities.............     0.46          0.46         0.46         0.55        0.69     0.44          0.64
                           -------      --------       ------      -------     -------  -------       -------
Distributions
 Net investment income...    (0.21)        (0.22)       (0.44)       (0.41)      (0.48)   (0.45)        (0.32)
 Net realized gains from
  investment
  transactions...........    (0.06)        (0.06)       (0.07)       (0.07)      (0.01)   (0.01)           --
                           -------      --------       ------      -------     -------  -------       -------
 Total Distributions.....    (0.27)        (0.28)       (0.51)       (0.48)      (0.49)   (0.46)        (0.32)
                           -------      --------       ------      -------     -------  -------       -------
Net Asset Value, End of
 Period..................  $ 10.64      $  10.64       $10.45      $ 10.46     $ 10.50  $ 10.30       $ 10.32
                           =======      ========       ======      =======     =======  =======       =======
Total Return (excludes
 sales charge)...........     4.43%(c)      4.39%(c)     4.46%        4.66%(b)    6.89%    4.24%         6.53%(c)
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)...........  $ 8,355      $ 61,143       $8,663      $55,369     $53,688  $48,869       $48,333
 Ratio of expenses to
  average net assets.....     0.58%(d)      0.48%(d)     0.55%        0.49%(d)    0.57%    0.59%         0.70%(d)
 Ratio of net investment
  income to average net
  assets.................     3.99%(d)      4.09%(d)     4.24%        4.30%(d)    4.36%    4.33%         4.16%(d)
 Ratio of expenses to
  average net assets*....     1.25%(d)      1.00%(d)     1.06%        1.04%(d)    1.06%    1.04%         1.01%(d)
Portfolio turnover (e)...    13.12%        13.12%       29.55%       29.55%      24.05%   12.21%         2.33%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Florida Tax-Free Fund Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 5.40%.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
(f) Period from commencement of operations.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                         U.S. Treasury Fund
                         -------------------------------------------------------------
                         Six Months Ended                Year ended July 31,
                           January 31,            ------------------------------------
                               1999                     1998               1997
                         --------------------     -----------------  -----------------
                         Classic     Premier      Classic  Premier   Classic  Premier
                         -------     --------     -------  --------  -------  --------
Net Asset Value,
 Beginning of Period.... $1.000      $  1.000     $1.000   $  1.000  $1.000   $  1.000
                         ------      --------     ------   --------  ------   --------
Investment Activities
 Net investment income..  0.021         0.021      0.046      0.047   0.045      0.046
                         ------      --------     ------   --------  ------   --------
Distributions
 Net investment income.. (0.021)       (0.021)    (0.046)    (0.047) (0.045)    (0.046)
                         ------      --------     ------   --------  ------   --------
Net Asset Value, End of
 Period................. $1.000      $  1.000     $1.000   $  1.000  $1.000   $  1.000
                         ======      ========     ======   ========  ======   ========
Total Return............   2.11%(a)      2.16%(a)   4.67%      4.77%   4.60%      4.70%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $5,942      $305,660     $8,070   $352,055  $9,885   $309,361
 Ratio of expenses to
  average net assets....   0.79%(b)      0.69%(b)   0.80%      0.70%   0.79%      0.69%
 Ratio of net investment
  income to average net
  assets................   4.18%(b)      4.25%(b)   4.57%      4.67%   4.50%      4.60%
 Ratio of expenses to
  average net assets*...   0.95%(b)      0.70%(b)   0.95%      0.70%   0.94%       (c)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers during the period.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                          U.S. Treasury Fund
                               -----------------------------------------------
                                          Year ended July 31,
                               -----------------------------------------------
                                        1996               1995         1994
                               ------------------------- --------     --------
                               Classic (a)   Premier (a)
                               -----------   -----------
Net Asset Value, Beginning of
 Period.......................   $ 1.000      $  1.000    $  1.000    $  1.000
                                 -------      --------   --------     --------
Investment Activities
 Net investment income........     0.015         0.048        0.048      0.028
                                 -------      --------   --------     --------
Distributions
 Net investment income........    (0.015)       (0.048)     (0.048)     (0.028)
                                 -------      --------   --------     --------
Net Asset Value, End of
 Period.......................   $ 1.000      $  1.000    $  1.000    $  1.000
                                 =======      ========   ========     ========
Total Return..................      4.90%(b)      4.93%        4.90%      2.80%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000).......................   $12,263      $368,162    $322,939    $300,603
 Ratio of expenses to average
  net assets..................      0.82%(c)      0.71%        0.70%      0.71%
 Ratio of net investment
  income to average net
  assets......................      4.44%(c)      4.82%        4.81%      2.77%
 Ratio of expenses to average
  net assets*.................      0.97%(c)       (d)           (d)       (d)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.49%.
(c) Annualized.
(d) There were no waivers during the period.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                          Prime Obligations Fund
                         ----------------------------------------------------------------------
                              Six Months Ended                           Year ended
                              January 31, 1999                         July 31, 1998
                         ----------------------------------    --------------------------------
                         Classic      Premier      B Shares    Classic   Premier   B Shares (a)
                         --------     --------     --------    --------  --------  ------------
Net Asset Value,
 Beginning of Period.... $  1.000     $  1.000      $1.000     $  1.000  $  1.000    $ 1.000
                         --------     --------      ------     --------  --------    -------
Investment Activities
 Net investment income..    0.023        0.024       0.022        0.049     0.050      0.005
                         --------     --------      ------     --------  --------    -------
Distributions
 Net investment income..   (0.023)      (0.024)     (0.022)      (0.049)   (0.050)    (0.005)
                         --------     --------      ------     --------  --------    -------
Net Asset Value, End of
 Period................. $  1.000     $  1.000      $1.000     $  1.000  $  1.000    $ 1.000
                         ========     ========      ======     ========  ========    =======
Total Return............     2.35%(b)     2.40%(b)    1.88%(b)     4.99%     5.09%      0.49%(b)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $135,180     $538,362      $  131     $116,960  $479,974    $     1
 Ratio of expenses to
  average net assets....     0.78%(c)     0.68%(c)    1.70%(c)     0.79%     0.69%      1.85%(c)
 Ratio of net investment
  income to average net
  assets................     4.61%(c)     4.72%(c)    3.64%(c)     4.88%     4.98%      3.83%(c)
 Ratio of expenses to
  average net assets*...     0.94%(c)     0.69%(c)    1.70%(c)     0.95%     0.70%      1.88%(c)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from June 15, 1998 (commencement of operations) to July 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                           Prime Obligations Fund
                         -----------------------------------------------------------------------
                                             Year ended July 31,
                         -----------------------------------------------------------------------
                               1997                     1996                  1995        1994
                         ------------------    --------------------------   --------    --------
                         Classic   Premier     Classic (a)    Premier (a)
                         --------  --------    -----------    -----------
Net Asset Value,
 Beginning of Period.... $  1.000  $  1.000     $  1.000       $  1.000     $  1.000    $  1.000
                         --------  --------     --------       --------     --------    --------
Investment Activities
 Net investment income..    0.048     0.049        0.016          0.050        0.050       0.029
                         --------  --------     --------       --------     --------    --------
Distributions
 Net investment income..   (0.048)   (0.049)      (0.016)        (0.050)      (0.050)     (0.029)
                         --------  --------     --------       --------     --------    --------
Net Asset Value, End of
 Period................. $  1.000  $  1.000     $  1.000       $  1.000     $  1.000    $  1.000
                         ========  ========     ========       ========     ========    ========
Total Return............     4.90%     5.00%        5.07%(b)       5.10%        5.14%       2.94%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $111,027  $416,966     $125,075       $478,542     $617,673    $577,331
 Ratio of expenses to
  average net assets....     0.78%     0.68%        0.81%(c)       0.71%        0.69%       0.70%
 Ratio of net investment
  income to average net
  assets................     4.79%     4.89%        4.61%(c)       5.00%        5.04%       2.92%
 Ratio of expenses to
  average net assets*...     0.93%         (d)      0.96%(c)           (d)          (d)         (d)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.55%.
(c) Annualized.
(d) There were no waivers during the period.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                             Institutional Prime
                                                              Obligations Fund
                                                             -------------------
                                                              Six Months Ended
                                                                 January 31,
                                                                  1999 (a)
                                                             -------------------
                                                                   Class I
                                                             -------------------
Net Asset Value, Beginning of Period........................      $  1.000
                                                                  --------
Investment Activities
 Net investment income......................................         0.019
                                                                  --------
Distributions
 Net investment income......................................        (0.019)
                                                                  --------
Net Asset Value, End of Period..............................      $  1.000
                                                                  ========
Total Return................................................          1.91%(b)
Ratios/Supplemental Data:
 Net Assets at end of period (000)..........................      $135,758
 Ratio of expenses to average net assets....................          0.21%(c)
 Ratio of net investment income to average net assets.......          4.96%(c)
 Ratio of expenses to average net assets*...................          0.46%(c)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from September 15, 1998 (commencement of operations) through January 31, 1999.
(b) Not annualized
(c) Annualized.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                          Tax Exempt Fund
                         --------------------------------------------------------------
                         Six Months Ended                  Year ended July 31,
                            January 31,              ----------------------------------
                               1999                       1998              1997
                         ---------------------       ----------------  ----------------
                         Classic      Premier        Classic  Premier  Classic  Premier
                         --------     --------       -------  -------  -------  -------
Net Asset Value,
 Beginning of Period.... $  1.000     $  1.000       $ 1.000  $ 1.000  $ 1.000  $ 1.000
                         --------     --------       -------  -------  -------  -------
Investment Activities
 Net investment income..    0.014         0.014        0.030    0.031    0.030    0.031
                         --------     --------       -------  -------  -------  -------
Distributions
 Net investment income..   (0.014)       (0.014)      (0.030)  (0.031)  (0.030)  (0.031)
                         --------     --------       -------  -------  -------  -------
Net Asset Value, End of
 Period................. $  1.000     $  1.000       $ 1.000  $ 1.000  $ 1.000  $ 1.000
                         ========     ========       =======  =======  =======  =======
Total Return............     1.38%(a)       1.44%(a)    3.03%    3.13%    3.04%    3.15%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $ 27,877     $ 68,998       $28,657  $62,084  $27,926  $55,429
 Ratio of expenses to
  average net assets....     0.59%(b)       0.49%(b)    0.60%    0.50%    0.62%    0.52%
 Ratio of net investment
  income to average net
  assets................     2.73%(b)       2.82%(b)    2.97%    3.07%    3.00%    3.10%
 Ratio of expenses to
  average net assets*...     0.99%(b)       0.74%(b)    0.98%    0.73%    0.97%    0.72%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized
(b) Annualized.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                Tax Exempt Fund
                                    ------------------------------------------
                                              Year ended July 31,
                                    ------------------------------------------
                                             1996              1995     1994
                                    ------------------------- -------  -------
                                    Classic (a)   Premier (a)
                                    -----------   -----------
Net Asset Value, Beginning of
 Period............................   $ 1.000       $ 1.000   $ 1.000  $ 1.000
                                      -------       -------   -------  -------
Investment Activities
 Net investment income.............     0.010         0.031     0.032    0.019
                                      -------       -------   -------  -------
Distributions
 Net investment income.............    (0.010)       (0.031)   (0.032)  (0.019)
                                      -------       -------   -------  -------
Net Asset Value, End of Period.....   $ 1.000       $ 1.000   $ 1.000  $ 1.000
                                      =======       =======   =======  =======
Total Return.......................      3.12%(b)      3.15%     3.22%    1.95%
Ratios/Supplemental Data:
 Net Assets at end of period (000).   $17,116       $43,611   $57,640  $60,923
 Ratio of expenses to average net
  assets...........................      0.68%(c)      0.54%     0.54%    0.57%
 Ratio of net investment income to
  average net assets...............      2.82%(c)      3.11%     3.15%    1.93%
 Ratio of expenses to average net
  assets*..........................      1.03%(c)      0.74%     0.74%    0.77%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 0.95%.
(c) Annualized.
                      See notes to financial statements.

INVESTMENT ADVISOR

[LOGO OF AMSOUTH APPEARS HERE]

AmSouth Bank                                                 AMSOUTH
1901 Sixth Avenue North                                    MUTUAL FUNDS
Birmingham, AL 35203

Investment Sub-Advisors                                 SEMI-ANNUAL REPORT
(Equity Income Fund Only)                                January 31, 1999
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA 15222

(Capital Growth Fund Only)
Peachtree Asset Management
A Division of Smith Barney
Mutual Funds Management, Inc.
One Peachtree Center
Atlanta, GA 30308

(Small Cap Fund Only)
Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224

(Select Equity and Enhanced Market Funds)
OakBrook Investments, LLC
701 Warrenville Road, Suite 135
Lisle, IL 60532

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215




                                                  [LOGO OF AMSOUTH APPEARS HERE]
                                                             AMSOUTH BANK
                                                          Investment Advisor

3/99